Exhibit 10.1(A)

Execution Version

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

RESEARCH AND DEVELOPMENT COLLABORATION, OPTION,

AND LICENSE AGREEMENT

BY AND BETWEEN

ONCOMED PHARMACEUTICALS, INC.

AND

SMITHKLINE BEECHAM CORPORATION

DECEMBER 7, 2007

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.	ONCOMED OPTIONS TO CO-DEVELOP AND CO-COMMERCIALIZE COLLABORATION COMPOUNDS AND PRODUCTS		40

	6.1	OncoMed’s Option to Co-Develop Collaboration Compounds	40
	6.2	Consequences of Exercise of OncoMed’s Option to Co-Develop Collaboration Compounds	41
	6.3	OncoMed’s Option to Co-Commercialize Products	42
	6.4	Consequences of Exercise of OncoMed’s Option to Co-Commercialize Products	42
	6.5	Level of Co-Commercialization	44
	6.6	Training; Materials; Compliance	44
	6.7	Payments by GSK to OncoMed for Co-Commercialization	45
	6.8	Transferability; [***]	45

7.	EXCLUSIVITY		45

	7.1	Collaboration Target Exclusivity	45
	7.2	Collaboration Compound Exclusivity	51

8.	FINANCIAL TERMS		54

	8.1	Upfront Payment and Equity Investments	54
	8.2	Milestone Payments to OncoMed	54
	8.3	Royalty Payments to OncoMed	57
	8.4	Payments to GSK	61
	8.5	Royalty Payment Reports	63
	8.6	Manner of Payment	64
	8.7	Records Retention	64
	8.8	Audits	64
	8.9	Currency Exchange	64
	8.10	Taxes	65
	8.11	Interest Due	65

9.	DILIGENCE		65

	9.1	OncoMed Requirements	65
	9.2	GSK Requirements	66

10.	REPRESENTATIONS, WARRANTIES, AND COVENANTS; DISCLAIMERS; LIMITATION OF LIABILITY		66

	10.1	Mutual Representations and Warranties	66
	10.2	Additional Representations and Warranties of OncoMed	67
	10.3	Mutual Covenants	68
	10.4	Additional Covenants of GSK	69
	10.5	DISCLAIMERS	69

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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	10.6	LIMITATION OF LIABILITY	69

11.	INTELLECTUAL PROPERTY		70

	11.1	Ownership of Inventions	70
	11.2	Filing, Prosecution, and Maintenance of Patents	70
	11.3	Enforcement of OncoMed Licensed Patents Against Infringers	72
	11.4	Patent Term Extension	74
	11.5	Enforcement of GSK Patents	74
	11.6	Regulatory Data Protection	75
	11.7	Defense Against Claims of Infringement of Third Party Patents	75
	11.8	Third Party Licenses	75

12.	NONDISCLOSURE OF CONFIDENTIAL INFORMATION		76

	12.1	Nondisclosure	76
	12.2	Exceptions	76
	12.3	Authorized Disclosure	77
	12.4	Terms of this Agreement	77
	12.5	Securities Filings	77
	12.6	Relationship to Confidentiality Agreement	78
	12.7	Publications	78
	12.8	Publicity	79

13.	INDEMNITY AND INSURANCE		80

	13.1	GSK Indemnity	80
	13.2	OncoMed Indemnity	80
	13.3	Indemnification Procedure	81
	13.4	Insurance	82

14.	TERM AND TERMINATION		82

	14.1	Term; Expiration	82
	14.2	Termination for Cause	83
	14.3	GSK Unilateral Termination Rights	83
	14.4	Termination for Insolvency	84
	14.5	Termination for Patent Challenge	84
	14.6	Consequences of Expiration or Termination	84
	14.7	Obligations of GSK with Respect to OncoMed Development Compounds	90
	14.8	Survival	91

15.	DISPUTE RESOLUTION		92

	15.1	Exclusive Dispute Resolution Mechanism	92
	15.2	Resolution by Executive Officers	92

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	15.3	Arbitration	92
	15.4	Preliminary Injunctions	93
	15.5	Patent Disputes	93
	15.6	Confidentiality	93

16.	MISCELLANEOUS		93

	16.1	Tolling of Rights and Obligations	93
	16.2	Severability	95
	16.3	Notices	95
	16.4	Force Majeure	96
	16.5	Assignment	96
	16.6	Further Assurances	97
	16.7	Waivers and Modifications	97
	16.8	Choice of Law	97
	16.9	Relationship of the Parties	97
	16.10	Entire Agreement	97
	16.11	Counterparts	97
	16.12	Exports	97
	16.13	Interpretation	97

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RESEARCH AND DEVELOPMENT COLLABORATION, OPTION, AND LICENSE AGREEMENT

THIS RESEARCH AND DEVELOPMENT COLLABORATION, OPTION, AND LICENSE AGREEMENT (together with any exhibits attached hereto, this “Agreement”) is made and entered into as of December 7, 2007 (the “Effective Date”), by and between OncoMed Pharmaceuticals, Inc., a Delaware corporation located at 800 Chesapeake Drive, Redwood City, California 94063, United States of America (“OncoMed”), and SmithKline Beecham Corporation, a Pennsylvania corporation doing business as GlaxoSmithKline with a principal place of business at One Franklin Plaza, Philadelphia, Pennsylvania 19102, United States of America (“GSK”). OncoMed and GSK are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, OncoMed has expertise in cancer stem cell, antibody, and drug discovery technologies;

WHEREAS, GSK has expertise in research, development, and commercialization of pharmaceutical products;

WHEREAS, OncoMed has rights under certain patent rights and know-how rights relating to monoclonal antibody targeting of cancer stem cells;

WHEREAS, GSK desires to engage in a collaborative effort with OncoMed pursuant to which OncoMed shall carry out research and development for certain Programs (as defined below) to discover and develop compounds within such Programs through to PoC Trials (as defined below), and for which GSK shall have the exclusive option to develop and commercialize such compounds on an exclusive basis for any and all uses in the Field (as defined below) in the Territory (as defined below), all on the terms and conditions set forth herein;

WHEREAS, upon exercise by GSK of an option with respect to a Program, OncoMed desires to grant to GSK, and GSK desires to obtain, an exclusive license in the Field in the Territory under this Agreement to make, use, sell, offer for sale, and import certain products in the Field in the Territory on the terms and conditions set forth herein; and

WHEREAS, contemporaneously with the execution of this Agreement, the Parties have executed a separate Series B-2 Preferred Stock Purchase Agreement (as defined below) pursuant to which GSK shall purchase shares of preferred stock of OncoMed.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:

1. DEFINITIONS. The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth below or, if not listed below, the meaning designated in places throughout this Agreement.

1.1 “Active Target” means:

(a) during the Research Collaboration Term, any Collaboration Target, except as otherwise set forth in Sections 4.1.5, 4.2.7, 7.1.3(b)(iii), 7.1.3(e), and/or 7.2.6;

(b) during the Development Collaboration Term, any Collaboration Target for which there is a Candidate Selection Compound, except as otherwise set forth in Sections 4.1.5, 4.2.7, 7.1.3(c)(iv), 7.1.3(e), and/or 7.2.6; or

(c) after the expiration of the Development Collaboration Term and continuing until the expiration of the Term, any Collaboration Target, except as otherwise set forth in Sections 4.1.5, 4.2.7, 7.1.3(d)(iii), 7.1.3(e), and/or 7.2.6 for which:

(i) there is a Collaboration Compound subject to diligence obligations pursuant to Article 9; or

(ii) there is not a Collaboration Compound subject to diligence obligations pursuant to Article 9, but

(A) there is a Collaboration Compound that has met the Lead Generation Criteria during the Research Collaboration Term or the Development Collaboration Term, and

(B) such Collaboration Target is identified as an Active Target by mutual written agreement of the Parties prior to [***] after the expiration of the Development Collaboration Term.

1.2 “Affiliate” of a Party means any Person, whether de jure or de facto, that directly or indirectly is controlled by, controls or is under common control with a Party to this Agreement. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means (a) in the case of a corporate entity, direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors or (b) in the case of a non-corporate entity, direct or indirect ownership of at least fifty percent (50%) of the equity interests with the power to direct the management and policies of such entity; provided that, if local Laws restrict foreign ownership, control shall be established by direct or indirect ownership of the maximum ownership percentage that may, under such local Laws, be owned by foreign interests.

1.3 “Alliance Manager(s)” has the meaning set forth in Section 2.6.

1.4 “BLA” means a Biologics License Application, or similar application that is submitted to the applicable Regulatory Authority for marketing approval of a Product in a given jurisdiction.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.5 “Business Day” means a day other than Saturday, Sunday or any day on which commercial banks located in New York, New York are authorized or obligated by Laws to close.

1.6 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided, however, that (a) the first Calendar Quarter of any particular period shall extend from the commencement of such period to the end of the first complete Calendar Quarter thereafter; and (b) the last Calendar Quarter shall end upon the expiration or termination of this Agreement.

1.7 “Calendar Year” means (a) for the first Calendar Year of the Term, the period beginning on the Effective Date and ending on December 31, 2008, (b) for each Calendar Year of the Term thereafter, each successive period beginning on January 1 and ending twelve (12) consecutive calendar months later on December 31, and (c) for the last Calendar Year of the Term, the period beginning on January 1 of the Calendar Year in which the Agreement expires or terminates and ending on the effective date of expiration or termination of this Agreement.

1.8 “Candidate Selection” means that a Collaboration Compound has met the Candidate Selection Criteria and is ready for advancement into clinical Development, as confirmed by the JSC pursuant to Section 3.4.2.

1.9 “Candidate Selection Compound” means a Collaboration Compound that has met the Candidate Selection Criteria, or that is designated as a Candidate Selection Compound by the JSC, in either case as determined by the JSC as described in Section 3.4.

1.10 “Candidate Selection Criteria” means criteria for advancement of a Collaboration Compound into Development set forth in Exhibit 1.10.

1.11 “CDR(s)” means the six (6) complementarity determining regions, as defined by the Kabat database, of the heavy and light chains of a monoclonal antibody.

1.12 “Chairperson” has the meaning set forth in Section 2.2.2.

1.13 “Clinical Trials” means Phase I Trials, Phase II Trials, Phase III Trials, Phase IV Trials, and/or variations of such trials (for example, Phase II/III).

1.14 “Co-Commercialization” or “Co-Commercialize” means the activities conducted by GSK and OncoMed, as set forth in Article 6, to Commercialize Collaboration Compound(s).

1.15 “Co-Commercialization Agreement” has the meaning set forth in Section 6.3.

1.16 “Co-Commercialization Territory” means [***].

1.17 “Collaboration” means the Development and Commercialization activities conducted by the Parties pursuant to this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.18 “Collaboration Compound” means any monoclonal antibody [***], and [***] that is [***].

1.19 “Collaboration Target” means any ligand or receptor that (a) [***] and (b) is in the Pathway, and [***].

1.20 “Combination Product” means a Product that includes a Collaboration Compound and at least one (1) additional approved therapeutically active pharmaceutical ingredient other than a Collaboration Compound. To be a Combination Product, the Product and all its ingredients (including without limitation the drug substance) must be sold together as a single product and invoiced as one (1) product. Except for those drug delivery vehicles, adjuvants or excipients that are recognized by the FDA as active ingredients, drug delivery vehicles, adjuvants, and excipients are hereby deemed not to be “therapeutically active pharmaceutical ingredients,” and their presence shall not be deemed to create a Combination Product for purposes of this Section 1.20.

1.21 “Commencement” or “Commence” means, when used with respect to a Clinical Trial, the dosing of the first human patient with the first dose in such Clinical Trial.

1.22 “Commercialization” or “Commercialize” means activities directed to and in support of the sale of products in the Territory, including without limitation marketing planning and product strategy, commercial-scale manufacturing, obtaining pricing and reimbursement approvals, negotiating with managed care and group purchasing organizations, professional and consumer promotion, advertising, distributing, importing, exporting, offering for sale or selling a Product, and medical affairs activities, including without limitation opinion leader development, medical inquiries, information and education, pharmacovigilance and carrying out Phase IV Trials commenced after First Commercial Sale of a Product anywhere in the world.

1.23 “Commercially Reasonable Efforts” means efforts consistent with the efforts and resources normally used by a Party in the exercise of its reasonable business discretion relating to the Research, Development or Commercialization of a similar product owned by such Party or to which such Party has exclusive rights, with similar product characteristics, that is of similar market potential at a similar stage in its Development or product life, taking into account issues of patent coverage, safety and efficacy, product profile, the competitiveness of the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products (including without limitation pricing and reimbursement status achieved), and other relevant factors, including without limitation technical, legal, scientific and/or medical factors and in the case of OncoMed shall initially be based on start-up biotechnology companies that have not Developed or Commercialized a product.

1.24 “Committee” means each of the JSC and/or any subcommittees created pursuant to Section 2.2.1(j) or 2.4.

1.25 “Completion” or “Complete” means, when used with respect to a Clinical Trial, the date on which the Party conducting such Clinical Trial [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.26 “Confidential Information” means all trade secrets, processes, formulae, data, Know-How, improvements, inventions, chemical or biological materials, chemical structures, techniques, marketing plans, strategies, customer lists, or other information that has been created, discovered, or developed by a Party, or has otherwise become known to a Party, or to which rights have been assigned to a Party, as well as any other information and materials that are deemed confidential or proprietary to or by a Party (including without limitation all information and materials of a Party’s customers and any other Third Party and their consultants), in each case that are disclosed by such Party to the other Party, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other by the disclosing Party in oral, written, graphic, or electronic form. For purposes of this Agreement, any Know-How that is subject to a license granted hereunder shall be treated as being Confidential Information of both the licensor and the licensee.

1.27 “Controlled” or “Controls” means, when used in reference to intellectual property or intellectual property rights, the legal authority or right of a Party (or any of its Affiliates) to grant a license or sublicense of intellectual property rights to the other Party, or to otherwise disclose proprietary or trade secret information to such other Party, without breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information or Know-How of a Third Party.

1.28 “dAb” means a single immunoglobulin domain that contains a variable domain (i.e., VH, VHH, or VL) that specifically binds (a) [***] and (b) [***]. For clarity, such variable domain may be present in a format (e.g., homo- or hetero-multimer) with other variable domains, where such other variable domains are not [***].

1.29 “Development” means pre-clinical and clinical drug development activities reasonably relating to the discovery and development of pharmaceutical compounds and submission of information to a Regulatory Authority, including without limitation toxicology, pharmacology, and other discovery and pre-clinical efforts, test method development and stability testing, manufacturing process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, clinical studies (including without limitation pre– and post–Regulatory Approval studies) and activities relating to obtaining Regulatory Approval, but excluding other Commercialization activities. When used as a verb, “Develop” means to engage in Development.

1.30 “Development Collaboration Term” means the period (a) beginning on the earlier of (i) the date of Commencement of the first Clinical Trial for a Collaboration Compound or (ii) the expiration of the Research Collaboration Term and (b) ending upon the first to occur of either [***] provided that the Development Collaboration Term shall not end prior to the expiration of the Research Collaboration Term.

1.31 “Development Plan” means, with respect to any Program, a detailed multi-year plan for conducting anticipated Development activities with respect to each Collaboration Compound, including without limitation the following anticipated activities or events: preclinical and clinical studies and activities, a description of the indication targeted, timelines for starting and completing key activities, phasing of Development, primary endpoints, study size, timelines for data preparation and submission of Regulatory Filings, toxicology and a

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

plan for selecting appropriate species for toxicology studies, ADME and pharmacology studies, and manufacturing process development. The Development Plan will include, without limitation, drug design and Development activities that are in keeping with each of the Parties’ current drug design and Development practices and that are reasonably calculated to result in the Development of Candidate Selection Compounds that may be progressed through to Commercialization.

1.32 “Dispute” has the meaning set forth in Section 15.1.

1.33 “Dollar” or “$” means the lawful currency of the United States.

1.34 “EMEA” means the European Agency for the Evaluation of Medicinal Products, or any successor agency thereto.

1.35 “Europe” or “EU” means the countries comprising the European Union as it may be constituted from time to time, together with those additional countries included in the European Economic Area as it may be constituted from time to time, and any successors to, or new countries created from, any of the foregoing.

1.36 “Executive Officers” has the meaning set forth in Section 2.2.3(a).

1.37 “FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.

1.38 “Field” means, subject to the last sentence of this Section 1.38, any use or purpose, including without limitation the treatment, palliation, diagnosis (as further described in the last sentence of this Section 1.38), or prevention of any human or animal disease, disorder or condition. “Field” shall include diagnostic use solely to the extent such diagnostic use is of any particular Collaboration Compound that is also used for treatment, palliation or prevention.

1.39 “First Commercial Sale” means, with respect to any Product, the first sale for which payment has been received for use or consumption by an end-user of such Product in any country in the Territory after Regulatory Approval of such Product has been granted, or such marketing and sale is otherwise permitted, by the Regulatory Authority of such country, excluding registration samples, compassionate use, and use in Phase IV Trials for which no payment has been received. So-called “treatment IND sales” and “named patient sales” shall not be construed as a First Commercial Sale.

1.40 “GAAP” means generally accepted accounting principles in the United States, consistently applied.

1.41 “Global Commercialization Plan” has the meaning set forth in Section 4.2.1(b).

1.42 “GLP Toxicology Study” means the study to be undertaken by OncoMed with respect to OMP21M18.

1.43 “Good Clinical Practices” or “GCP” means the standards, practices and procedures set forth in the guidelines entitled in “Good Clinical Practice: Consolidated Guideline,” including without limitation related regulatory requirements imposed by the FDA and (as applicable) any equivalent or similar standards in jurisdictions outside the United States.

1.44 “Good Laboratory Practices” or “GLP” means the regulations set forth in 21 C.F.R. Part 58 and the requirements expressed or implied thereunder imposed by the FDA and (as applicable) any equivalent or similar standards in jurisdictions outside the United States.

1.45 “Good Manufacturing Practices” or “GMP” means the regulations set forth in 21 C.F.R. Parts 210–211, 820 and 21 C.F.R. Subchapter C (Drugs), Quality System Regulations and the requirements thereunder imposed by the FDA, and, as applicable, any similar or equivalent regulations and requirements in jurisdictions outside the United States.

1.46 “GSK Development Compound” means any Collaboration Compound within a Program for which GSK exercises a GSK Program Option and with respect to which GSK, after such exercise, is conducting Development and/or Commercialization.

1.47 “GSK Toxicology Package” means data and results from (a) a dose range finding study in a pharmacologically relevant species, if appropriate, and (b) a study evaluating tissue cross-reactivity in a relevant species.

1.48 “GSK Program Option” has the meaning set forth in Section 4.1.1.

1.49 “GSK Program Option Period” has the meaning set forth in Section 4.1.2.

1.50 “IFRS” means the International Financial Reporting Standards.

1.51 “IND” means any Investigational New Drug application, as defined in the applicable regulations promulgated by the FDA, filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any amendments thereto. References herein to IND shall include, but not be limited to, any comparable filing(s) outside the United States (such as a CTA in the European Union), to the extent applicable.

1.52 “Indemnification Claim” has the meaning set forth in Section 13.3.

1.53 “Indemnitee” has the meaning set forth in Section 13.3.

1.54 “Indemnitor” has the meaning set forth in Section 13.3.

1.55 “Interfering Event” means the then-current existence of a condition or event (a) [***].

1.56 “Joint Commercialization Subcommittee” or “JCS” has the meaning set forth in Section 2.4.2.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.57 “Joint Development Subcommittee” or “JDS” has the meaning set forth in Section 2.4.1.

1.58 “Joint Manufacturing Subcommittee” or “JMS” has the meaning set forth in Section 2.4.4.

1.59 “Joint Patent Subcommittee” or “JPS” has the meaning set forth in Section 2.4.3.

1.60 “Joint Invention” has the meaning set forth in Section 11.1.

1.61 “Joint Patent(s)” has the meaning set forth in Section 11.1.

1.62 “Joint Program Committee” or “JPC” has the meaning set forth in Section 2.3.

1.63 “Joint Steering Committee” or “JSC” has the meaning set forth in Section 2.2.1.

1.64 “KOL” means a key opinion leader.

1.65 “Know-How” means technical information and know-how, including without limitation biological, chemical, pharmacological, toxicological, clinical, assay and related know-how and/or trade secrets, and/or manufacturing data, preclinical and clinical data, the specifications of ingredients, manufacturing processes, formulation, specifications, sourcing information, quality control and testing procedures, and related know-how and/or trade secrets.

1.66 “Laws” means all applicable laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

1.67 “Lead Generation Criteria” means the criteria set forth in Exhibit 1.67 for [***].

1.68 “Licensed Intellectual Property” means the OncoMed Licensed Patents, OncoMed Licensed Know-How, and all copyrights Controlled by OncoMed that relate to the Collaboration Compounds or Products.

1.69 “Losses and Claims” has the meaning set forth in Section 13.1.

1.70 “MAA” means marketing authorization application filed with the EMEA or other Regulatory Authority in Europe.

1.71 “Manufacturing and Supply Transition Plan” has the meaning set forth in Section 4.3.2.

1.72 “Michigan License” means the license agreement among OncoMed, the State of Michigan and the Regents of the University of Michigan for rights to certain technology

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

owned or otherwise controlled by the State of Michigan and the Regents of the University of Michigan, dated January 5, 2001.

1.73 “MSL” means a medical science liaison, also referred to by GSK as a regional medical scientist.

1.74 “Multi-Targeting Antibody” means any antibody directed to multiple targets [***].

1.75 “NDA” means a New Drug Application filed with the FDA required for marketing approval for the applicable Product in the United States.

1.76 “Net Sales” means, with respect to a particular Calendar Quarter, the total amounts billed to Third Parties by a Party, its Affiliates or its Sublicensees for sale or other distribution (provided such distribution is accounted for as a sale in accordance with GAAP or IFRS, as applicable) of Products during such time period to Third Parties in the Territory, less the following deductions to the extent actually allowed or incurred with respect to such sales:

(a) discounts, including without limitation cash and quantity discounts, credits, allowances, charge-back payments, and rebates, actually granted to trade customers, managed health care organizations, federal, state, or local government and the agencies, purchasers, and reimbursers of managed health organizations or federal, state, or local government (as required by Laws or applicable Regulatory Authorities); provided that such Party, its Affiliates and its Sublicensees will account for any such discount in accordance with its internal accounting practices and GAAP or IFRS, as applicable;

(b) credits or allowances actually granted upon damaged goods, rejections, or returns of such Products, including without limitation in connection with recalls;

(c) freight, postage, shipping, transportation, and insurance charges actually allowed or paid for delivery of Products, to the extent billed;

(d) taxes (other than income taxes), duties, tariffs, or other governmental charges levied on the sale of such Products to the extent billed, including without limitation value-added taxes, net of all reimbursements and allowances;

(e) commissions allowed or paid to Third Party distributors, brokers or agents other than sales personnel, sales representatives, and sales agents employed by such Party;

(f) deductions from gross invoiced sales amounts as reported by a Party in its financial statements in accordance with IFRS or GAAP, as applicable. A Party will notify the other Party if it becomes aware of any changes to IFRS or GAAP, as applicable, that will affect the deductions from Net Sales; and

(g) the actual amount of any write-offs for bad debt relating to such sales during the period in which a Party has the obligation to pay a royalty; provided that such

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

write-off will not exceed [***] of the aggregate gross amount billed in the applicable Calendar Quarter on sales of a Product in the relevant country.

In the event that non-monetary consideration is received for any Product, Net Sales will be calculated based on the average price charged for such Product during the preceding royalty period, or in the absence of such sales, the fair market value of the Product, as determined by the Parties in good faith.

Notwithstanding the foregoing, any (1) [***] or sales to [***], (2) transfers of [***], (3) transfers of [***] and (4) transfers [***] will be excluded from the computation of Net Sales.

Notwithstanding the foregoing, in the event a Product is sold in a country in the Territory as a Combination Product, Net Sales of the Combination Product will be calculated as follows:

(i) If Product and other active component(s) each are sold separately in such country, Net Sales will be calculated by multiplying the total Net Sales (as described above) of the Combination Product by the fraction A/(A+B), where A is [***] during the relevant payment period in the same formulation and dosage. All Gross Selling Prices of the therapeutically active ingredients in the Combination Product shall be calculated as the [***] (the “Market Basket”). “Gross Selling Price” means the gross price at which a product is sold to a Third Party before discounts, deductions, credits, taxes and allowances.

(ii) If either A or B (but not both) cannot be determined because [***] have not occurred in the applicable Calendar Quarter in which the sale of Combination Product was made or if [***], then the Net Sales of the Combination Product in such country for determining the royalty payment and sales milestones payable with respect to such Combination Product for such country for such period shall be calculated by multiplying Net Sales of such Combination Product in such country by either of the following; as applicable; [***].

(iii) If [***], or if [***] then the royalty payment and sales milestones payable on such Combination Product in such country for such period will be [***] of the royalty payment or milestone payment that would be due on a Product that is not a Combination Product if it contains [***] other than Product. If such Combination Product contains [***], then the royalty payment or sales milestone payment payable on such Combination Product in such country shall be [***]. However, if the manufacture, use or sale of [***], the Parties will meet and negotiate an appropriate mechanism for determining the royalty payable on such Combination Product.

For purposes of the foregoing, in the Calendar Year during which a Combination Product is first sold in a country, a [***] to be determined in good faith mutually by the Parties. Any over or under payment due to a difference between [***] shall be paid or credited, as applicable, in the first royalty payment of the following Calendar Year. In the following Calendar Year the average gross selling price of both the Product and the other active component(s) included in the Combination Product in the previous year shall apply.

Net Sales shall be accounted for in accordance with GAAP or IFRS, as applicable.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.77 “OncoMed Clinical Trial Plan” means the Phase II Trial plan designed by OncoMed as guidance for the design and scope of clinical testing of Candidate Selection Compounds, as set forth in Exhibit 1.77.

1.78 “OncoMed Development Compound” means any Collaboration Compound and/or Product for which OncoMed has the exclusive right to conduct Development and/or Commercialization, including without limitation any and all Collaboration Compounds or Products:

(a) for which GSK does not exercise its GSK Program Option during the GSK Program Option Period as described in Sections 4.1.3(e)(iii) and/or 4.1.5;

(b) that is terminated by GSK as described in Section 4.2.7;

(c) that is terminated in accordance with Section 16.1.3(c);

(d) that are within a Program that is terminated by GSK, as described in Section 14.6.2(b)(i); or

(e) if the Agreement is terminated by GSK pursuant to Section 7.2.6 or 14.3.1, or by OncoMed pursuant to Section 14.2.1, 14.4, or 14.5.

1.79 “OncoMed Licensed Know-How” means all Know-How known to and Controlled by OncoMed or its Affiliates as of the Effective Date and during the Term that is [***] the manufacture, Development and/or Commercialization of Collaboration Compounds and/or Products. OncoMed Licensed Know-How includes, without limitation, OncoMed’s interest in any Know-How [***]. Any Know-How [***] shall be deemed OncoMed Licensed Know-How.

1.80 “OncoMed Licensed Patent(s)” means all Patents in the Territory Controlled by OncoMed or its Affiliates as of the Effective Date as set forth on Exhibit 1.80 and any other Patents Controlled by OncoMed or its Affiliates during the Term that claim or cover [***] and all improvements related thereto, and/or [***] in the Field in the Territory. OncoMed Licensed Patents include, without limitation, OncoMed’s interest in any Joint Patent.

1.81 “OncoMed Logo” has the meaning set forth on Exhibit 1.81.

1.82 “Patents” means patents and patent applications and (a) any foreign counterparts thereof, (b) all divisionals, continuations, continuations in-part thereof or any other patent application claiming priority directly or indirectly to (i) any such specified patents or patent applications or (ii) any patent or patent application from which such specified patents or patent applications claim priority, and (c) all patents issuing on any of the foregoing, and any foreign counterparts thereof, together with all registrations, reissues, re-examinations, renewals, supplemental protection certificates, or extensions of any of the foregoing, and any foreign counterparts thereof.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.83 “Pathway” means the biological pathway in cancer cells, specifically including cancer stem cells, including any member of the family of receptors and ligands, as set forth in Exhibit 1.83.

1.84 “Payor” has the meaning set forth in Section 8.8.

1.85 “Payee” has the meaning set forth in Section 8.8.

1.86 “Pending Claim” means a claim within a patent application filed in the Territory that has not issued, been abandoned, or been allowed to lapse.

1.87 “Person” means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture, governmental authority, association or other entity.

1.88 “Phase I Trial” means a human clinical trial of a product, the principal purpose of which is a preliminary determination of safety in healthy individuals or patients, as described in 21 C.F.R. 312.21(a), or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.89 “Phase II Trial” means a human clinical trial of a product in any country that would satisfy the requirements of 21 C.F.R. 312.21(b) and is intended to explore a variety of doses, dose response, and duration of effect, and to generate initial evidence of clinical safety and activity in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.

1.90 “Phase III Trial” means a human clinical trial of a product, performed after evidence suggesting effectiveness of the compound has been obtained pursuant to one (1) or more Phase II Trial(s), conducted for inclusion in: (a) that portion of an FDA submission and Regulatory Approval process that provides for the continued clinical trials of a product on sufficient numbers of human patients to confirm with statistical significance the safety and efficacy of a product sufficient to support a Regulatory Approval for the proposed indication, as more fully described in 21 C.F.R. 312.21(c), or (b) equivalent Regulatory Filings with similar requirements in a country other than the United States.

1.91 “Phase IV Trial” means a human clinical trial for a product Commenced after receipt of Regulatory Approval in the country for which such clinical trial is being conducted and that is conducted within the parameters of the Regulatory Approval for such product. Phase IV Trials may include, without limitation, epidemiological studies, modeling and pharmacoeconomic studies, investigator sponsored clinical trials of such product and post-marketing surveillance studies.

1.92 “PoC” or “Proof of Concept” means, with respect to a Candidate Selection Compound, determination by the JSC that such Candidate Selection Compound has met the PoC Criteria [***] in accordance with Section 3.6.2(c)(i).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.93 “PoC Compound” means a Candidate Selection Compound that has met the PoC Criteria, as determined by the JSC pursuant to Section 3.6.3.

1.94 “PoC Criteria” means clinical and non-clinical criteria established pursuant to Section 3.6.1 to determine whether a Candidate Selection Compound under study demonstrates a [***].

1.95 “PoC Trial Design” means, after the indications have been selected pursuant to Section 3.6.2(c)(i) or Section 3.6.2(c)(ii), as applicable, the design of each Phase II Trial for each such indication using the OncoMed Clinical Trial Plan as a guideline with respect to the overall scope and scale of all of the PoC Trials for a particular Candidate Selection Compound to provide evidence of efficacy, safety, and tolerability to meet the PoC Criteria for such Candidate Selection Compound.

1.96 “PoC Trial(s)” means the Phase II Trial(s) for a Candidate Selection Compound carried out in accordance with the PoC Trial Design for such Candidate Selection Compound.

1.97 “PoC Trial Report” has the meaning set forth in Section 3.6.3.

1.98 “PoP” or “Proof of Principle” means that a Candidate Selection Compound has met the PoP Criteria as determined by the JSC pursuant to Section 3.5.

1.99 “PoP Criteria” means evidence of [***].

1.100 “Product” means any product that contains a Collaboration Compound as a therapeutically active ingredient.

1.101 “Program” means the activities by the Parties under this Agreement directed against a particular Collaboration Target, including without limitation the Research and Development of Collaboration Compounds directed to such Collaboration Target.

1.102 “Regulatory Approval” means, with respect to any product in any jurisdiction, all approvals from any Regulatory Authority necessary for the sale of such product in such jurisdiction in accordance with Laws, [***].

1.103 “Regulatory Authority” means any national or supranational governmental authority, including without limitation the FDA, EMEA or Koseisho (i.e., the Japanese Ministry of Health and Welfare, or any successor agency thereto), that has responsibility in countries in the Territory over the Development and/or Commercialization of a Collaboration Compound and/or a Product.

1.104 “Regulatory Filings” means any and all regulatory applications, filings, approvals and associated correspondence required to Develop, manufacture, market, sell and import Products in, or into, each country or jurisdiction in the Territory.

1.105 “Research” means the scientific investigation aimed at discovering compounds that target cancer stem cells and/or treat cancer.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.106 “Research Collaboration Term” means the period commencing on the Effective Date and ending upon the first to occur of either (a) identification by OncoMed, and confirmation by the JSC, that [***], or (b) five (5) years after the Effective Date.

1.107 “Series B-2 Preferred Stock Purchase Agreement” has the meaning set forth in Section 8.1.2(a).

1.108 “Sublicense” means a written agreement pursuant to which a Third Party became a Sublicensee.

1.109 “Sublicensee” means any Third Party granted a sublicense by GSK or OncoMed as permitted under this Agreement of any of the rights licensed to GSK or OncoMed by the other Party under this Agreement. For avoidance of doubt, a “Sublicensee” shall include, without limitation, (a) a Third Party to whom GSK or OncoMed has granted the right to promote or distribute a Product if such Third Party is principally responsible for marketing and promotion of such Product within a particular country or territory, (b) the party to a further sublicense as set forth in Section 5.2.6, and/or (c) a Third Party to whom OncoMed has granted the right to Research, Develop and/or Commercialize an OncoMed Development Compound as set forth in Section 5.5 or Collaboration Compounds as set forth in Sections 7.1.3(b)(iii), 7.1.3(c)(iv), 7.1.3(d)(iii), 7.1.3(e), 7.2.3(c), 7.2.4(b), or 7.2.6.

1.110 “Target 1 Program” means [***].

1.111 “Target 2 Program” means the [***].

1.112 “Target Product Profile” or “TPP” means a description of Product performance aspirations for launch, established by GSK and OncoMed pursuant to Section 3.4.4.

1.113 “Term” has the meaning set forth in Section 14.1.

1.114 “Territory” means any and all countries in the world.

1.115 “Third Party” means any Person other than GSK, OncoMed, and their respective Affiliates.

1.116 “United States” or “U.S.” means the United States of America and all its territories and possessions

1.117 “U.S. Commercialization Plan” shall have the meaning set forth in Section 4.2.1(c).

1.118 “Valid Claim” means a claim within [***] that has not expired, lapsed, or been cancelled or abandoned, and that has not been dedicated to the public, disclaimed, or held unenforceable, invalid, or been cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including without limitation through opposition, re-examination, reissue or disclaimer.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2. COLLABORATION OVERVIEW; GOVERNANCE

2.1 Collaboration Overview. Pursuant to this Agreement, OncoMed shall use Commercially Reasonable Efforts to: (a) Research and progress [***]; (b) Develop [***]; and (c) [***]. If GSK exercises a GSK Program Option for any Candidate Selection Compound in accordance with Section 4.1, GSK shall (i) use Commercially Reasonable Efforts to further Develop and Commercialize such Candidate Selection Compound in accordance with Articles 4 and 9 and (ii) pay milestones and royalties to OncoMed in accordance with Article 8; provided that, OncoMed, in its discretion, shall have the right to participate in the Development and Commercialization of Candidate Selection Compounds through the JSC, and, with respect to Candidate Selection Compounds, by exercise of its option, in accordance with and only to the extent set forth in Article 6, to undertake co-Development and/or Co-Commercialization activities with respect to any such Candidate Selection Compounds.

2.2 Joint Steering Committee.

2.2.1 General. As soon as practicable after the Effective Date, the Parties shall establish a joint steering committee (the “Joint Steering Committee” or “JSC”) to oversee the Collaboration and to make certain decisions regarding the Research, Development, and Commercialization activities of the Parties during the Term as set forth in this Section 2.2. The JSC shall have review and oversight responsibilities for (1) all Research and Development activities performed by OncoMed with respect to each Collaboration Compound prior to the exercise of a GSK Program Option by GSK for such Collaboration Compound, (2) all Research and Development activities performed by the Parties with respect to a GSK Development Compound after the exercise of a GSK Program Option by GSK for such GSK Development Compound, including without limitation OncoMed’s co-Development rights, if any, and (3) the Parties’ Commercialization activities, including without limitation OncoMed’s Co-Commercialization rights, if any. The JSC shall also provide a forum for sharing advice, progress and results relating to such activities and shall attempt to facilitate the resolution of any disputes between the Parties, as described in Section 2.2.3. As provided in Section 4.2.1, as applicable, the JSC shall have [***], and each Party, through its representatives on the JSC, shall be permitted to provide advice and commentary with respect to such [***], and each Party shall consider such advice and commentary in good faith. More specifically, the JSC shall:

(a) modify Candidate Selection Criteria from time to time where appropriate for each Program in accordance with Section 2.2.3(b)(ii);

(b) establish, and modify as applicable, the Program specific PoC Criteria in accordance with Section 3.6.1;

(c) select [***] for which the PoC Trials will be directed for a Candidate Selection Compound as described in Section 3.6.2(c)(i); provided that any Disputes between the Parties concerning the selection of the [***] shall not be submitted to arbitration for resolution;

(d) review, provide comments relating to, and approve each Development Plan, and any modifications thereof, to ensure that, prior to achievement of PoC

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with respect to a Collaboration Compound, the Development Plan is reasonably designed to meet the objectives of Developing Collaboration Compounds that meet the Candidate Selection Criteria and PoC Criteria;

(e) review and provide advice regarding the overall progress of OncoMed’s efforts to Research and Develop Collaboration Compounds in accordance with the Candidate Selection Criteria and PoC Criteria and each Development Plan;

(f) for each Collaboration Compound, determine if the Candidate Selection Criteria have been met as further described in Section 3.4.2;

(g) for each Collaboration Compound, determine if the PoP Criteria have been met as further described in Section 3.5;

(h) for each Candidate Selection Compound, determine if the PoC Criteria have been met as further described in Section 3.6.3;

(i) review, provide comments and approve the PoC Trial Design in accordance with Section 3.6.2; provided that [***] as described in Section 3.6.2(c)(i), and that [***] as described in Section 3.6.2(c)(ii), and any Disputes concerning these issues will not be submitted to arbitration for resolution;

(j) appoint and oversee subcommittees as it deems appropriate for carrying out activities under this Agreement, including without limitation oversight of any specific aspects of the Development activities (for example, a subcommittee may be formed to discuss and plan each PoC Trial) or Commercialization activities or other matters;

(k) review and provide comments relating to each Development Plan, and any modifications thereof, to ensure that such Development Plan is reasonably designed to meet the objectives of Developing each GSK Development Compound using Commercially Reasonable Efforts;

(l) review the overall progress of the Parties under the Development Plans, the Global Commercialization Plans, and the U.S. Commercialization Plans;

(m) agree whether to initiate Research and Development activities for more than one Collaboration Compound within a Program, taking into account whether such additional Collaboration Compound(s) will need to meet a different Target Product Profile; and

(n) agree to terminate Development activities under this Agreement with respect to a Collaboration Compound prior to Completion of PoC Trials for such Collaboration Compound, which terminated Collaboration Compound shall be subject to Section 7.2.

2.2.2 Membership; Meetings. The JSC shall be composed of four (4) employees of GSK and four (4) employees of OncoMed or such number as the Parties may agree, and, during the Term, shall meet three (3) times per Calendar Year, or more often as the

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JSC shall determine, in person, by teleconference or by video-teleconference. Notwithstanding the foregoing, the presence of at least three (3) of the four (4) such members of each Party at any meeting of the JSC shall constitute a quorum for such meeting, and any and all decisions made at such a meeting shall be deemed a decision of the JSC. In-person meetings shall alternate between OncoMed and GSK locations within the United States whenever possible unless otherwise agreed by the Parties. The first such meeting shall be within sixty (60) days after the Effective Date. Any member of the JSC may designate a substitute to attend with prior written notice to the other Party. There will be an annually rotating chairperson (the “Chairperson”) during the Research Collaboration Term with the first Chairperson to be designated by OncoMed. After the conclusion of the Research Collaboration Term, for the remainder of the Term, the JSC shall be chaired by a GSK representative. Ad hoc guests who are employees of neither GSK nor OncoMed but who are subject to written confidentiality obligations commensurate in scope to the provisions in Article 12 may be invited to the JSC meetings. Each Party may replace its JSC members with other of its employees, at any time, upon prior written notice to the other Party.

2.2.3 Decision-Making; Limitations on JSC.

(a) Except as otherwise expressly provided in this Agreement, decisions of the JSC shall be made by consensus, with each Party having collectively one (1) vote in all decisions. The JSC shall have only such powers as are specifically delegated to it in this Agreement and such powers shall be subject to the terms and conditions set forth in this Agreement. Without limiting the generality of the foregoing, the JSC shall have no power to amend this Agreement. In the event that the JSC is unable to reach a consensus decision on a matter that is within its decision-making authority within [***] after it has met and attempted to reach such decision, then either Party may, by written notice to the other, have such issue referred to the Chief Executive Officer of OncoMed, or such other person designated in writing by OncoMed from time to time, and the Senior Vice President for External Drug Discovery of GSK, or such other person designated in writing by GSK from time to time, (collectively, the “Executive Officers”) for resolution. In such a circumstance, the Executive Officers shall meet promptly to discuss the matter submitted and to determine a resolution. If the Executive Officers are unable to resolve the Dispute in accordance with Section 15.2, unless the matter is one over which GSK or OncoMed has final decision-making authority, such Dispute will be resolved through arbitration under Section 15.3.

(b) Notwithstanding Section 2.2.3(a):

(i) [***] will have final decision-making authority with respect to any Disputes between the Parties concerning [***] except as otherwise set forth in Section 2.2.3(b)(v), and Disputes regarding such issues will not be submitted to arbitration under Section 15.3.

(ii) [***] have final decision-making authority with respect to (A) [***] or (B) [***]. Disputes, if any, in the JSC regarding the foregoing will be escalated to the Executive Officers for resolution pursuant to Section 15.2 and, if the Executive Officers cannot agree on such matter after such escalation in accordance with Section 15.2, the Parties will submit such matter to arbitration pursuant to Section 15.3.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii) The indications for the PoC Trial Designs shall be selected in accordance with Section 3.6.2(c).

(iv) In accordance with Section 3.6.2(c)(i), [***] will have final decision-making authority regarding [***] (A) [***] (B) [***]. Disputes regarding such PoC Trial Designs will not be submitted to arbitration under Section 15.3.

(v) In accordance with Section 3.6.2(c)(ii), [***] will have final decision-making authority regarding [***] for (A) [***] and (B) [***]. Disputes regarding such PoC Trial Design will not be submitted to arbitration under Section 15.3.

2.2.4 Secretary; Minutes. The Chairperson shall designate a secretary of the JSC who will be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting, and preparing and circulating minutes within fifteen (15) days after each meeting of the JSC setting forth, among other things, a description, in reasonable detail, of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JSC. Such minutes shall be effective only after being approved by both Parties. Definitive minutes of all JSC meetings shall be finalized no later than thirty (30) days after the meeting to which the minutes pertain.

2.2.5 After Exercise of a GSK Program Option. If GSK has exercised a GSK Program Option with respect to a Candidate Selection Compound, such Candidate Selection Compound shall be deemed a GSK Development Compound, and the JSC shall continue as a forum for discussion between the Parties regarding the progression of such GSK Development Compound. The Parties may appoint additional members to the JSC that have specialized knowledge regarding the Development and Commercialization of a GSK Development Compound. The JSC shall continue to meet three (3) times per year, either by teleconference or face-to-face. The Parties will discuss [***]. Subject to Article 6, however, all decisions with respect to the Development and Commercialization of any such GSK Development Compound shall be made at the sole discretion of GSK.

2.3 Joint Program Committee. The Parties shall establish a joint program committee (the “Joint Program Committee” or “JPC”) for each Program when a Candidate Selection Compound has been identified for such Program. The JPC will be composed of an equal number of representatives from OncoMed and GSK. The JPC will report to the JSC, and any disagreement between the Parties’ members on the JPC shall be submitted for resolution to the JSC. The JPC, in particular, will be responsible for planning the PoC Trials for Candidate Selection Compounds in each Program using the OncoMed Clinical Trial Plan as the guideline for the scale and scope of all of the PoC Trials. The JPC will meet in person, by teleconference or by video-teleconference at least three (3) times per Calendar Year.

2.4 Creation of Joint Subcommittees.

2.4.1 In the event that OncoMed elects to co-Develop a Collaboration Compound pursuant to Article 6, the JSC shall establish a joint Development subcommittee of the JSC (the “Joint Development Subcommittee” or “JDS”). The JDS will be composed of an equal number of representatives from OncoMed and GSK. The JDS will report to the JSC, and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

any disagreement between the Parties’ members on the JDS will be submitted for resolution to the JSC. The JDS will be responsible for the coordination of OncoMed’s review and consultation of the Development efforts with respect to such Collaboration Compound. The JDS will meet in person, by teleconference or by video-teleconference at least three (3) times per Calendar Year to review and discuss material decisions and key activities that relate to such Development. OncoMed and GSK will both contribute to discussions at meetings of the JDS, [***].

2.4.2 In the event that OncoMed elects to Co-Commercialize a Collaboration Compound pursuant to Article 6, the JSC shall establish a joint Commercialization subcommittee of the JSC (the “Joint Commercialization Subcommittee” or “JCS”). The JCS will be composed of an equal number of representatives from each of OncoMed and GSK. The JCS will report to the JSC, and any disagreement between the Parties’ members on the JCS will be submitted for resolution to the JSC. The JCS will be responsible for the communication, review and discussion of the U.S. Commercialization Plan and the Commercialization activities between the Parties with respect to any Product in the Co-Commercialization Territory after exercise by OncoMed of such option. The JCS will meet in person, by teleconference or by video-teleconference at least three (3) times per Calendar Year to review and discuss material decisions and key activities that relate to Commercialization, including but not limited to [***] support. OncoMed and GSK will both contribute to discussions at meetings of the JCS, but the GSK members of the JCS will have final decision-making authority on all strategic and operational marketing matters associated with the Co-Commercialized Product.

2.4.3 Promptly after the Effective Date, the JSC shall establish a joint patent subcommittee of the JSC (the “Joint Patent Subcommittee” or “JPS”). The JPS will be composed of an equal number of representatives from each of OncoMed and GSK. The JPS will report to the JSC. The JPS will meet in person, by teleconference or by video-teleconference at such times as agreed to by the Parties, and will be responsible for the coordination of the Parties’ intellectual property efforts in accordance with the provisions set forth in Article 11, including without limitation the review and filing of applications for Joint Patents and assessments of inventorship of inventions created during the Term. In the event of a Dispute within the JPS, such matter shall be escalated to the Senior Vice President of Corporate Intellectual Property for GSK, or such other person designated in writing by GSK for resolution, and the Senior Vice President of Corporate Development of OncoMed, or such other person designated in writing by OncoMed for resolution. If the Dispute cannot be resolved after such escalation, the Dispute shall be submitted to arbitration for resolution under Section 15.3.

2.4.4 At any time after the Effective Date but no later than the Commencement of the first Phase II Trial for a Candidate Selection Compound, the JSC shall establish a joint manufacturing subcommittee of the JSC (the “Joint Manufacturing Subcommittee” or “JMS”). The JMS shall be comprised of an equal number of representatives from each of OncoMed and GSK. The JMS will report to the JSC, and any disagreement between the Parties’ members on the JMS will be submitted for resolution to the JSC. The JMS will meet in person, by teleconference or by video-teleconference at such times as agreed to by the Parties. The JMS will be responsible for the coordination of the Parties’ efforts in accordance with the provisions set forth in Section 4.3, including without limitation discussion of

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manufacturing and supply activities conducted by or on behalf of the Parties and oversight of the orderly transition of manufacture and supply responsibilities for a Candidate Selection Compound from OncoMed to GSK upon exercise by GSK of a GSK Program Option for such Candidate Selection Compound. In the event of a Dispute within the JMS, such Dispute shall be escalated to the Senior Vice President of External Drug Discovery for GSK, or such other person designated in writing by GSK for resolution, and the Senior Vice President of R&D of OncoMed, or such other person designated in writing by OncoMed for resolution. If the Dispute cannot be resolved after such escalation, the Dispute shall be submitted to arbitration for resolution under Section 15.3.

2.5 OncoMed’s Membership in Committees. OncoMed’s membership in any Committee shall be at its sole discretion, as a matter of right and not obligation, for the sole purpose of participation in governance, decision-making, and information exchange with respect to activities within the jurisdiction of such Committee. At any time prior to the disbanding of such Committee pursuant to this Section 2.5, OncoMed shall have the right to withdraw from membership in any or all of the Committees upon thirty (30) days’ prior written notice to GSK, which notice shall be effective as to the relevant Committee upon the expiration of such thirty (30) day period. Following the issuance of such notice for a given Committee, (a) OncoMed’s membership in such Committee shall be terminated and (b) OncoMed shall have the right to continue to receive the information it would otherwise be entitled to receive under the Agreement. If, at any time, following issuance of such a notice, OncoMed wishes to resume participation in the Committees, OncoMed shall notify GSK in writing and, thereafter, OncoMed’s representatives to the Committees shall be entitled to attend any subsequent meeting of the Committees and to participate in the activities of, and decision-making by, the Committees as provided in this Article 2 as if such notice had not been issued by OncoMed pursuant to this Section 2.5. If the JSC is disbanded, then any data and information shall be provided by such Party directly to the other Party.

2.6 Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual (other than an existing member of the JSC) to act as the alliance manager for such Party (each, an “Alliance Manager”). Each Alliance Manager shall thereafter be permitted to attend meetings of the JSC as a nonvoting observer, subject to the confidentiality provisions of Article 12. The Alliance Managers shall be the primary point of contact for the Parties regarding the Collaboration activities contemplated by this Agreement and shall facilitate communication regarding all activities hereunder. The Alliance Managers shall lead the communications between the Parties and shall be responsible for following-up on decisions made by the JSC. The name and contact information for such Alliance Manager, as well as any replacement(s) chosen by OncoMed or GSK, in their sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 16.3.

3. DEVELOPMENT; PROGRAMS

3.1 General OncoMed shall undertake Research and Development activities with the objective of Developing Collaboration Compounds that meet the Candidate Selection Criteria, PoP Criteria, and PoC Criteria as described in Section 2.1. OncoMed shall have the right to engage Third Parties as subcontractors to conduct certain Development activities to be undertaken under this Agreement, as further provided in Section 3.2.8. Generally, except as otherwise expressly provided herein, OncoMed shall be responsible for, and shall solely bear the costs and expenses incurred in connection with the conduct of, all Research and Development activities with respect to a Program prior to exercise by GSK of a GSK Program Option with respect to such Program and, generally, except as otherwise expressly provided herein, GSK shall be responsible for, and shall solely bear the costs and expenses incurred in connection with the conduct of, all Development and Commercialization activities with respect to all GSK Development Compounds and all Products containing such GSK Development Compounds and continuing for so long as such GSK Development Compounds or such Products are being Developed or Commercialized, subject to OncoMed’s right to co-Develop and Co-Commercialize such GSK Development Compounds and such Products pursuant to Article 6.

3.2 OncoMed Research and Development Activities.

3.2.1 Commencement of OncoMed Development Activities. OncoMed shall commence Research and Development efforts for each Program as soon as reasonably practicable after the Effective Date. OncoMed shall provide written notice to GSK promptly after commencing Research and Development efforts for each Program. The Parties hereby confirm that OncoMed has initiated Research activities for the Target 2 Program and the Target 1 Program as of the Effective Date.

3.2.2 GSK Consultation. GSK will act in a consultative manner as reasonably requested by OncoMed and, on occasion, may elect to perform, or assist in the performance, of OncoMed’s Research and Development activities under this Agreement, all as and to the extent agreed upon by each of the Parties in its sole discretion.

3.2.3 Supplemental Development Work. GSK, upon agreement of OncoMed, such agreement not to be unreasonably withheld, delayed, or conditioned, shall have the right, at its sole cost and expense, to conduct additional formulation development and/or Collaboration Compound scale-up (“Supplemental Development Work”) that GSK and OncoMed deem useful for supplementing Development activities conducted by OncoMed and relating to one or more of the Collaboration Compounds. OncoMed shall reasonably cooperate with GSK in relation to such Supplemental Development Work, and, subject to availability, will transfer reasonable quantities of Collaboration Compounds, if necessary. It is understood and agreed by the Parties that any such Supplemental Development Work is to be conducted by GSK and not as part of any Program or PoC Trial and that GSK and OncoMed each shall use Commercially Reasonable Efforts to not delay the progress of any Development Plan to await the results of any such Supplemental Development Work or to transfer any responsibility to GSK for the conduct of any activities under the Development Plan prior to exercise by GSK of the GSK Program Option unless agreed to in writing by the Parties.

3.2.4 Development Reports. OncoMed will provide the JSC with written Development reports or presentations at JSC meetings. Each report or presentation shall include the Development activities accomplished by OncoMed since the previous JSC meeting, including a summary of significant results, information and data generated, significant challenges anticipated and updates regarding significant intellectual property issues relating to each Program. Upon request by GSK, OncoMed shall provide GSK additional information with respect to the experimental data underlying such summary. Upon request by the JSC, OncoMed shall provide the JSC with summaries of available clinical protocols, investigator brochures, non-clinical protocols and reports (including without limitation activities relating to CMC), regulatory submissions and correspondence from Regulatory Authorities with respect to Collaboration Compounds.

3.2.5 Records. OncoMed shall, and shall require its contractors and Sublicensees (to the extent OncoMed is permitted to sublicense its rights with respect to OncoMed Development Compounds) to, maintain complete and accurate records of all work conducted in furtherance of the Development of Collaboration Compounds and all results, data and developments made in conducting such activities. Such records shall be complete and accurate and shall fully and properly reflect all such work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes.

3.2.6 Development Responsibilities and Costs. OncoMed shall have responsibility for conducting all Development activities, including without limitation PoC Trials, for each Collaboration Compound prior to exercise by GSK of the GSK Program Option for such Collaboration Compound. OncoMed shall conduct all such Development activities up to and including the PoC Trials in compliance with all material Laws including without limitation all legal and regulatory requirements pertaining to the design and conduct of Clinical Trials. The Parties agree to cooperate during the Research Collaboration Term in identifying and implementing opportunities to reduce the costs incurred by OncoMed in the conduct of Development of Collaboration Compounds. After exercise of a GSK Program Option, such responsibilities and costs shall be determined in accordance with Section 4.2.4.

3.2.7 Regulatory Responsibilities and Costs. Prior to GSK’s exercise of a GSK Program Option with respect to any Candidate Selection Compound, OncoMed shall prepare, file, maintain and own all Regulatory Filings and related submissions with respect to each such Candidate Selection Compound and shall bear the cost of such preparation, subject to transfer, where appropriate, to GSK of such Regulatory Filings for a Candidate Selection Compound upon exercise by GSK of the GSK Program Option for such Collaboration Compound as provided in Section 4.2.5. Upon request, OncoMed will provide the JSC with copies of all Regulatory Filings and related, material correspondence submitted to Regulatory Authorities or received from Regulatory Authorities with respect to such Candidate Selection Compound. The Parties agree to cooperate during the Research Collaboration Term in identifying and implementing opportunities to reduce the costs incurred by OncoMed with respect to such regulatory activities.

3.2.8 Subcontracting. OncoMed may perform any activities in support of its Development of Collaboration Compounds through subcontracting to a Third Party contractor or contract service organization; provided that: (a) none of the rights of GSK hereunder are materially adversely affected as a result of such subcontracting; (b) any such Third Party subcontractor to whom OncoMed discloses Confidential Information shall enter into an appropriate written agreement obligating such Third Party to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in Article 12; (c) OncoMed will retain or obtain exclusive Control of any and all intellectual property (and patent rights covering such intellectual property) made by such Third Party in performing such services for OncoMed that are necessary for the Development and Commercialization of Products, and to the extent such exclusive Control of rights cannot be obtained with respect to any intellectual property from any such subcontractor, prior to entering into any such arrangement, OncoMed shall bring such matter to the JSC in a timely fashion in order to seek the approval of the JSC to enter into such an arrangement; (d) OncoMed shall at all times be responsible for the performance of such subcontractor; and (e) OncoMed shall not subcontract the conduct of Clinical Trials for any Candidate Selection Compound in any of the Programs, except through use of contract research organizations and selected independent contractors.

3.2.9 Data Integrity. OncoMed acknowledges the importance to GSK of ensuring that the Programs are undertaken in accordance with the following good data management practices, and OncoMed agrees to carry out the Programs and collect and record any data generated therefrom in a manner consistent with the requirements set forth below:

(a) data are being generated using sound scientific techniques and processes;

(b) data are being accurately recorded in accordance with good scientific practices by persons conducting Research hereunder;

(c) data are being analyzed appropriately without bias in accordance with good scientific practices; and

(d) data and results are being stored securely and can be easily retrieved.

3.3 Selection of Programs. The Parties acknowledge that the first two (2) Programs for the Collaboration are Target 2 Program and the Target 1 Program. Within twelve (12) months following the Effective Date, the JSC will select the third and fourth Programs from within the Pathway based on the scientific understanding at that time. Any Disputes regarding the selection of the third and fourth Programs will not be submitted to arbitration for resolution.

3.4 Selection of Candidate Selection Compounds.

3.4.1 General. OncoMed Development efforts will generally begin with achievement of Lead Generation Criteria with respect to a Collaboration Compound and continue with the testing of such Collaboration Compound using OncoMed’s proprietary assays, and using other analytical and evaluative tools and methods, to generate the data required to evaluate such Collaboration Compound against the Candidate Selection Criteria.

3.4.2 Notification of Candidate Selection Compounds; JSC Review. OncoMed will notify the JSC when OncoMed believes a proposed Candidate Selection Compound has met the Candidate Selection Criteria and will provide the JSC with all material data and information supporting OncoMed’s determination that the Collaboration Compound has met the Candidate Selection Criteria. The JSC shall have a period of [***] following receipt from OncoMed of such notice and all of the data and information that is available to OncoMed to notify OncoMed in writing whether it agrees with OncoMed’s designation of the Collaboration

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Compound as a Candidate Selection Compound. If the JSC does not agree with OncoMed’s designation of a Collaboration Compound as a Candidate Selection Compound, then the JSC shall advise OncoMed in writing of the basis for its position within such [***] period. In case of a Dispute that cannot be resolved by the JSC, such Dispute will be referred to the Executive Officers for resolution pursuant to Section 15.2. If the Executive Officers cannot agree on such Dispute after such escalation, the Parties will submit such Dispute to arbitration pursuant to Section 15.3. Notwithstanding anything to the contrary, the Parties agree that, as of the Effective Date, the compound designated OMP21M18 by OncoMed is a Candidate Selection Compound.

3.4.3 Collaboration Compound Not Meeting Candidate Selection Criteria; Rejection of Collaboration Compound. The JSC shall have the discretion to designate any Collaboration Compound as a Candidate Selection Compound that does not meet the Candidate Selection Criteria, and upon such designation, such Collaboration Compound shall be a Candidate Selection Compound for all purposes under this Agreement, including, but not limited to, milestone payments under Article 8. [***]

3.4.4 Establishment of Target Product Profile. For each Program, within [***] days following notification by OncoMed of a proposed Candidate Selection Compound, GSK will present a draft TPP to OncoMed, and the Parties shall discuss and review the proposed TPP at the JPC, and shall subsequently provide such TPP to the JSC for approval. If the JSC cannot agree on the TPP for any Program, then the matter will be referred to [***]. The TPP associated with any Program is subject to revision by agreement between the Parties at any time as the clinical, regulatory and market environments dictate. Any material changes to a TPP for a Program must also be approved by the JSC. If the JSC cannot agree on the changes to the TPP for any Program, then the matter will be referred to [***]. In the event more than one Collaboration Compound in a Program are being progressed, each Collaboration Compound in a Program may have a different TPP.

3.5 Notice of Proof of Principle to GSK. OncoMed shall promptly notify the JSC after OncoMed determines that a Collaboration Compound has achieved the PoP Criteria. The JSC shall have a period of [***] after receipt from OncoMed of such notice and all of the data and information that is available to OncoMed to agree on whether such Collaboration Compound has met such PoP Criteria. Notwithstanding anything to the contrary, Disputes, if any, in the JSC regarding whether PoP Criteria have been met will be escalated to the Executive Officers for resolution pursuant to Section 15.2 and, if the Executive Officers cannot resolve such Dispute after such escalation, the Parties will submit such Dispute to arbitration pursuant to Section 15.3.

3.6 Proof of Concept.

3.6.1 PoC Criteria. Beginning after [***], the Parties shall begin to develop PoC Criteria to be used to evaluate Candidate Selection Compounds directed to such Collaboration Target in the PoC Trials. The JSC shall establish the PoC Criteria for a Candidate Selection Compound directed to a particular Collaboration Target not later than the earlier of either (a) [***] prior to the expected [***] or (b) [***] have been made available to the JSC for review. Such PoC Criteria shall be documented with sufficient specificity and clarity to determine whether a particular Candidate Selection Compound meets such criteria. If the JSC

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cannot agree on PoC Criteria for any Collaboration Target, then the matter will be referred to the Executive Officers pursuant to Section 15.2; provided that, if the Executive Officers are unable to resolve such matter, then such matter will [***]. The Parties agree that the PoC Criteria for any particular Collaboration Target may not be materially amended after establishment by [***], except upon agreement of the Parties.

3.6.2 PoC Trials.

(a) OncoMed shall conduct [***] PoC Trials [***] with respect to [***] Candidate Selection Compounds [***] through to Completion of such PoC Trials. In addition, if OncoMed elects to Develop any antibody under Sections 4.1.5(c), 4.2.7(d), 7.1 and/or 7.2, OncoMed shall use Commercially Reasonable Efforts in accordance with Section 9.1 to conduct [***].

(b) The OncoMed Clinical Trial Plan will serve as a guide for the PoC Trial Design for each Candidate Selection Compound such that, for example, the total number of patients to be treated in the PoC Trials with respect to a Candidate Selection Compound will not exceed the total number of patients set forth in the OncoMed Clinical Trial Plan for such Candidate Selection Compound. The PoC Trial Design for Candidate Selection Compounds in any Program cannot be materially amended after Commencement of the PoC Trials, except upon agreement of the Parties.

(c) Decision-Making Authority Regarding PoC Trials.

(i) The JSC, after review of the plan for PoC Trials provided by the JPC pursuant to Section 2.3, will review the indications proposed by the Parties and establish the PoC Trial Design for [***]. If the JSC cannot reach agreement on [***] then such Dispute relating to [***] will be referred to the Executive Officers for resolution pursuant to Section 15.2. If such Executive Officers cannot resolve such Dispute after such escalation, such Dispute shall not be submitted to arbitration and the Parties will not progress such Candidate Selection Compound in any PoC Trial.

(ii) After the Parties have agreed upon selection of [***] in accordance with Section 3.6.2(c)(i), [***]. Notwithstanding the foregoing, [***] shall take into account [***].

(iii) In the event the scope and scale of the [***] PoC Trials described in Section 3.6.2(c)(i) are such that the overall scope and scale of the [***] PoC Trials described in Section 3.6.2(c)(i) and (ii) would be [***] than that described in the OncoMed Clinical Trial Plan, then OncoMed shall [***] described in Section 3.6.2(c)(ii).

3.6.3 Notice of Proof of Concept to the JSC. Once OncoMed determines that a Candidate Selection Compound has completed a PoC Trial, OncoMed, as soon as possible after data lock for such PoC Trial, shall provide a data package to the JSC containing the following information: all analyses, results and raw data from such PoC Trial, as well as all other preclinical data and/or clinical data generated and any related material correspondence or information received from or sent to any Regulatory Authority up to the Completion of such PoC

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Trial (the “PoC Trial Report”). Such information shall be used by the JSC solely to confirm that such Candidate Selection Compound has met the PoC Criteria and [***]. The JSC shall have a period of [***] after receipt of such PoC Trial Report to review, comment and agree on whether such Candidate Selection Compound in such PoC Trial has met the PoC Criteria. Notwithstanding anything to the contrary, Disputes, if any, in the JSC regarding whether PoC Criteria have been met will be escalated to the Executive Officers for resolution pursuant to Section 15.2 and, if the Executive Officers cannot resolve such Dispute after such escalation, the Parties will submit such Dispute to arbitration pursuant to Section 15.3.

3.7 Manufacture and Supply Prior to Exercise of GSK Program Option. [***] shall manufacture, handle, store and ship all Collaboration Compounds in compliance with all Laws, with all Regulatory Filings, and with its applicable internal specifications and quality control procedures.

3.8 Adverse Event Reporting. Beginning on the Effective Date and continuing until such time, if any, that GSK exercises the GSK Program Option with respect to a Candidate Selection Compound, OncoMed shall be responsible for reporting all adverse drug reaction experiences related to such Candidate Selection Compound in connection with the activities of OncoMed under this Agreement to the appropriate Regulatory Authorities in the countries in the Territory in which such Candidate Selection Compound is being Developed, in accordance with the Laws of the relevant countries and Regulatory Authorities. OncoMed shall provide GSK notice of any such adverse drug reaction experience within forty-eight (48) hours and provide copies of all reports to GSK as soon as possible prior to any filing with a Regulatory Authority. Through the JSC, GSK shall have the right to review from time to time OncoMed’s pharmacovigilance policies and procedures. GSK and OncoMed agree to cooperate and use good faith efforts to ensure that OncoMed’s adverse event database is organized in a format that is compatible with GSK’s adverse event databases. After exercise of a GSK Program Option, such responsibilities shall be determined in accordance with Section 4.2.5.

4. GSK PROGRAM OPTION; GSK DEVELOPMENT AND COMMERCIALIZATION

4.1 GSK Program Option.

4.1.1 GSK Program Option Grant. Subject to the terms and conditions of this Agreement, including without limitation the payment of amounts to OncoMed as and when they become due hereunder, OncoMed hereby grants to GSK, with respect to a Candidate Selection Compound in any Program, the exclusive right, exercisable at GSK’s sole discretion either [***], to elect, on a Candidate Selection Compound–by–Candidate Selection Compound basis, to obtain an exclusive worldwide license under Section 5.1 to Develop and Commercialize such Candidate Selection Compound for which such option is exercised under this Agreement as a Product under the terms and conditions set forth in this Agreement (each such right to elect, a “GSK Program Option”).

4.1.2 GSK Program Option Period. The GSK Program Option exercise period for each Candidate Selection Compound (a) shall begin upon [***] for such Candidate Selection Compound, and (b) shall expire upon either (i) [***], or (ii) [***] (the “GSK Program Option Period”). Notwithstanding the foregoing, the GSK Program Option

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Period for any Candidate Selection Compounds exercisable under Section 4.1.3(b)(ii), 4.1.3(f), 4.1.5(b), 4.2.7(c), 7.1.3(c)(i)(C) or 7.2 shall be determined as set forth in Sections 4.1.3(b)(ii), 4.1.3(f), 4.1.5(b), 4.2.7(c), 7.1.3(c)(i)(C) and 7.2, respectively. Each GSK Program Option, if not exercised by GSK during the GSK Program Option Period for the applicable Candidate Selection Compound, shall expire and be of no further force or effect after expiration of such GSK Program Option Period, except as otherwise set forth in Section 4.1.3(e).

4.1.3 GSK Program Option Exercise.

(a) Notification; Designation of GSK Development Compound. A GSK Program Option with respect to any particular Candidate Selection Compound shall only be exercisable during the applicable GSK Program Option Period and will terminate upon expiration of such GSK Program Option Period, except as otherwise set forth in Section 4.1.3(e). GSK shall exercise its GSK Program Option, if at all, by written notice to OncoMed, which notice shall make reference to this Agreement and the relevant Candidate Selection Compound and Program. Upon exercise of a GSK Program Option, subject to Section 16.1, the relevant Candidate Selection Compound shall be designated as a GSK Development Compound, unless and until GSK terminates its Development and/or Commercialization activities with respect to such GSK Development Compound pursuant to Section 4.2.7 or this Agreement is terminated, whether in its entirety or with respect to such GSK Development Compound and such Program (alone or with other Programs).

(b) Exercise at Candidate Selection.

(i) In accordance with Section 3.4.2, on a Program-by-Program basis, OncoMed will notify GSK when it believes it has successfully developed a Collaboration Compound that meets the Candidate Selection Criteria. If the JSC determines that such Collaboration Compound satisfies the Candidate Selection Criteria pursuant to Section 3.4.2, such Collaboration Compound shall be deemed a Candidate Selection Compound. [***] for which OncoMed has not Completed PoC Trials except pursuant to Section 4.1.3(b)(ii), 4.1.3(f), 4.1.5(b), 4.2.7(c), or 7.1.3(c).

(ii) OncoMed may, at its sole discretion and at any time after OncoMed has initiated PoC Trials for [***] offer any other Candidate Selection Compound to GSK to continue Development of such Candidate Selection Compound as a GSK Development Compound. No later than [***] after the date of notification by OncoMed of such offer, GSK shall have the option, at its sole discretion, to exercise the GSK Program Option for such Candidate Selection Compound. If GSK exercises the GSK Program Option for such Candidate Selection Compound, GSK shall pay all milestone payments set forth in Section 8.2 and royalty payments set forth in Section 8.3. If GSK does not exercise such GSK Program Option within such time period, OncoMed may in its sole discretion continue to use Commercially Reasonable Efforts to progress such Candidate Selection Compound through to Completion of the PoC Trials for such Candidate Selection Compound. For clarity, GSK’s election to exercise the GSK Program Option prior to Completion of a PoC Trial shall not affect OncoMed’s obligation to use Commercially Reasonable Efforts to progress [***].

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(c) Exercise at PoC.

(i) In accordance with Section 3.6.3, OncoMed will notify the JSC when it believes it has successfully developed a Candidate Selection Compound that meets the PoC Criteria. If the JSC determines that such Candidate Selection Compound satisfies the PoC Criteria pursuant to Section 3.6.3, the Candidate Selection Compound will be deemed a PoC Compound.

(ii) Upon OncoMed’s first Completed PoC Trial GSK will thereafter have the right to exercise the GSK Program Option as set forth in Section 4.1.1 within the GSK Program Option Period, and, after such exercise, (A) OncoMed will continue to use Commercially Reasonable Efforts to Complete any remaining PoC Trial for such Candidate Selection Compound such that [***] are Completed for such Candidate Selection Compound, (B) GSK shall use Commercially Reasonable Efforts to further Develop and Commercialize such PoC Compound as a GSK Development Compound, subject to OncoMed’s co-Development and Co-Commercialization rights under Article 6, and (C) GSK shall pay all milestone payments set forth in Section 8.2 and royalty payments set forth in Section 8.3 with respect to such PoC Compound. If GSK does not elect to exercise the GSK Program Option as set forth in Section 4.1.1 within the GSK Program Option Period, the GSK Program Option shall terminate with respect to such Candidate Selection Compound as provided in Section 4.1.5, except as otherwise set forth in Section 4.1.3(e).

(d) Exercise After Failure to Meet PoC. Notwithstanding anything to the contrary, if GSK has not exercised a GSK Program Option for a Candidate Selection Compound in a Program, and [***] and such Candidate Selection Compound did not meet the PoC Criteria for such Program, GSK, in its sole discretion, during the applicable GSK Program Option Period as set forth in Section 4.1.2(b)(ii), may elect to exercise its GSK Program Option for such Candidate Selection Compound. If GSK exercises such GSK Program Option, (i) GSK will pay to OncoMed milestone payments pursuant to Section 8.2.2 and all milestones pursuant to Section 8.2.1 subsequent to the “Commencement of Phase II Trial” milestone, if any, that correspond to an achieved milestone event and that have not been paid at the time of exercise of such GSK Program Option, and (ii) such Candidate Selection Compound thereafter will be a GSK Development Compound, subject to the terms and conditions of the Agreement.

(e) Conduct of and Exercise After Additional PoC Trial.

(i) If (A) OncoMed Completes the [***] but PoC is determined not to have been met with respect to such Candidate Selection Compound, (B) GSK does not exercise the GSK Program Option with respect to such Candidate Selection Compound within the GSK Program Option Period, and (C) there are no other Collaboration Compounds in the same Program that have met the Lead Generation Criteria, then OncoMed may, at its sole discretion, provide notice to GSK of its desire to conduct an additional PoC Trial under this Agreement with respect to such Candidate Selection Compound. If, after receipt of such notice, GSK agrees that OncoMed should conduct such additional PoC Trial under this Agreement, [***] in connection with such additional PoC Trial and, prior to Commencement of such additional PoC Trial, [***]. If the Parties dispute whether OncoMed should conduct such additional PoC Trial, such Dispute shall not be submitted to arbitration pursuant to Section 15.3,

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and such additional PoC Trial shall not be conducted hereunder. If OncoMed does not give notice to GSK of its desire to conduct an additional PoC Trial for such Candidate Selection Compound, [***].

(ii) Upon Completion of such additional PoC Trial, GSK shall have the right to exercise the GSK Program Option with respect to such Candidate Selection Compound within [***] after receipt by the JSC of a PoC Trial Report that has been updated to include the results of such additional PoC Trial, which period may be extended by [***] days upon GSK’s reasonable request. If GSK elects to exercise the GSK Program Option within such period, (A) such Candidate Selection Compound shall be deemed a GSK Development Compound and (B) GSK shall pay to OncoMed the milestone payment set forth in Section 8.2.1, which is due upon exercise by GSK of the GSK Program Option at PoC [***] in addition to all subsequent milestone payments under Section 8.2 and royalties under Section 8.3.

(iii) If GSK does not agree that OncoMed should conduct such additional PoC Trial under this Agreement after receipt of notice from OncoMed of OncoMed’s desire to conduct such additional PoC Trial, or if the Parties do agree that OncoMed should conduct such additional PoC Trial under this Agreement but GSK elects not to exercise the GSK Program Option with respect to such Candidate Selection Compound after Completion of such additional PoC Trial in accordance with Section 4.1.3(e)(ii), then such Candidate Selection Compound shall be deemed an OncoMed Development Compound and OncoMed will thereafter have all rights, itself or with a Third Party or through a Sublicensee, to Develop and Commercialize such OncoMed Development Compound at OncoMed’s sole expense, subject to the terms of this Agreement, including without limitation the grant of the license by GSK to OncoMed under Section 5.5 and the payment by OncoMed of royalties to GSK under the applicable provision of Section 8.4.

(f) In the event that GSK believes that an Interfering Event with respect to a Candidate Selection Compound has occurred, GSK shall notify OncoMed and the JSC. The JSC, pursuant to Section 2.2.3(a), shall determine whether an Interfering Event occurred and, if so, whether such Interfering Event is specific to such Candidate Selection Compound or will have a materially adverse effect on all Candidate Selection Compounds under Development pursuant to this Agreement and in existence at the time of such Interfering Event. No later than [***] after the date of such determination (by the JSC or under arbitration pursuant to Section 15.3, as applicable), GSK shall have the option, at its sole discretion, to exercise the GSK Program Option for [***]. After such exercise, GSK shall continue Development of such Candidate Selection Compound(s) as GSK Development Compound(s) and shall pay all milestone payments set forth in Section 8.2 and royalty payments set forth in Section 8.3. If no Interfering Event is determined to have occurred, or if such Interfering Event is determined to have occurred but GSK elects not to exercise the GSK Program Option with respect to such Candidate Selection Compound(s) within such [***] period, OncoMed shall continue to progress such Candidate Selection Compound(s) in accordance with Section 9.1, and GSK shall have the right, during the applicable GSK Program Option Period, to exercise the GSK Program Option at PoC for such Candidate Selection Compound(s). GSK’s rights and obligations with respect to any such Candidate Selection Compound(s) after such Interfering Event is so established, including without limitation any financial obligations to OncoMed, will be addressed under this

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Section 4.1.3(f) and Sections 8.2 and 8.3. Notwithstanding this Section 4.1.3(f), above, GSK shall only be permitted to exercise the GSK Program Option [***]. For clarity, if OncoMed [***]

4.1.4 GSK Rights and Obligations on Exercise of a GSK Program Option. Following exercise of a GSK Program Option for a Candidate Selection Compound, such Candidate Selection Compound shall be designated a GSK Development Compound, and GSK shall use Commercially Reasonable Efforts to Develop and Commercialize such GSK Development Compound. In its sole discretion, GSK may terminate Development of any GSK Development Compound as provided in Section 4.2.7. Upon GSK’s exercise of a GSK Program Option, OncoMed will provide GSK with all information, materials and data for such GSK Development Compound subject to such GSK Program Option, and OncoMed will cooperate with GSK to provide a smooth transfer of such information, materials and data as soon as reasonably practical after exercise of such GSK Program Option, including without limitation as set forth in Section 4.3.2.

4.1.5 Failure to Exercise GSK Program Option.

(a) If GSK does not exercise the GSK Program Option with respect to a Candidate Selection Compound in a Program that achieves PoC in an indication that was designated by the JSC pursuant to Section 3.6.2(c)(i), and, upon expiration of the applicable GSK Program Option Period, [***] then, subject to Section 4.1.5(b) and (c): (i) such Candidate Selection Compound shall be deemed terminated by GSK, shall be an OncoMed Development Compound, and shall no longer be subject to Section 7.2, (ii) the Collaboration Target in such Program shall no longer be deemed an Active Target or subject to the exclusivity provisions of Sections 7.1.1 and 7.1.3, and such Program shall be deemed terminated by GSK pursuant to Section 14.3.2, and (iii) any Candidate Selection Compound or Collaboration Compound in such Program shall no longer be subject to the exclusivity provisions of Section 7.2. OncoMed will thereafter have all rights, itself or with a Third Party or through a Sublicensee, to Develop and Commercialize such OncoMed Development Compound, Candidate Selection Compound, or Collaboration Compound [***] at OncoMed’s sole expense, subject to the terms of this Agreement, including without limitation the grant of the license by GSK to OncoMed under Section 5.5 and the payment by OncoMed of royalties to GSK under the applicable provision of Section 8.4. Thereafter, GSK will provide OncoMed with any material information, materials and data for such Program and will cooperate with OncoMed to provide a smooth transfer of such material information, materials and data as soon as reasonably practical after GSK’s notice of such non-election, and GSK shall have no right or license to practice the OncoMed Licensed Patents, to use OncoMed Licensed Know-How, or to use the OncoMed Confidential Information relating to such OncoMed Development Compound, Candidate Selection Compound, or Collaboration Compound, if any, as applicable, for any purpose.

(b) If, upon expiration of the GSK Program Option Period described in the first sentence of Section 4.1.5(a), [***] and OncoMed [***], OncoMed shall provide notice thereof to GSK. GSK shall have the right to exercise, no later than [***] days after delivery of such notice, the GSK Program Option for such other Candidate Selection Compound. If GSK exercises the GSK Program Option for such other Candidate Selection Compound, then (i) GSK will continue Development of such other Candidate Selection

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Compound as a GSK Development Compound, subject to the terms of this Agreement, including without limitation GSK’s obligations under Section 9.2 and to make payments to OncoMed pursuant to Sections 8.2 and 8.3, (ii) the Collaboration Target in such Program shall continue to be deemed an Active Target and shall continue to be subject to the exclusivity provisions of Sections 7.1.1 and 7.1.3, (iii) any other Candidate Selection Compound and/or Collaboration Compounds in such Program shall continue to be subject to the exclusivity provisions of Section 7.2, and (iv) the Candidate Selection Compound for which GSK did not exercise its GSK Program Option referenced in Section 4.1.5(a) shall not be further Developed by either Party.

(c) If, upon expiration of the GSK Program Option Period described in the first sentence of Section 4.1.5(a), [***], and OncoMed [***], OncoMed shall provide notice thereof to GSK. If OncoMed [***], then (i) OncoMed shall continue to use Commercially Reasonable Efforts pursuant to Section 9.1 to Develop such other Candidate Selection Compound, (ii) the Collaboration Target in such Program shall continue to be deemed an Active Target and shall continue to be subject to the exclusivity provisions of Sections 7.1.1 and 7.1.3, (iii) any other Candidate Selection Compound and/or Collaboration Compounds in such Program shall continue to be subject to the exclusivity provisions of Section 7.2, (iv) the Candidate Selection Compound for which GSK did not exercise its GSK Program Option referenced in Section 4.1.5(a) shall not be further Developed by either Party, (v) GSK will continue to make milestone payments pursuant to Section 8.2, and (vi) GSK will have the right, upon achievement of the PoC Criteria for such other Candidate Selection Compound, to exercise the GSK Program Option to continue Development of such PoC Compound as a GSK Development Compound, subject to the terms of this Agreement, including without limitation GSK’s obligations under Section 9.2 and to make payments to OncoMed pursuant to Sections 8.2 and 8.3. For clarity, if GSK does not exercise the GSK Program Option for such other Candidate Selection Compound pursuant to Section 4.1.5(b), and OncoMed [***], then OncoMed shall be free to Research, Develop, and Commercialize any Candidate Selection Compounds and Collaboration Compounds in such Program either on its own or with or through a Third Party outside of the Collaboration pursuant to Section 4.1.5(a).

4.2 GSK Development and Commercialization.

4.2.1 Development Plan; Global Commercialization Plan; U.S. Commercialization Plan.

(a) Development Plan. In accordance with its obligations under Section 9.2, within [***] following the exercise by GSK of a GSK Program Option, for each GSK Development Compound, GSK will prepare and provide to the JSC for review and consideration pursuant to Section 2.2.1(k), a draft Development Plan for such GSK Development Compound. GSK will consider in good faith any comments provided by OncoMed.

(b) Global Commercialization Plan. Not later than [***] after the exercise by GSK of a GSK Program Option, GSK will prepare and provide to the JSC for review and consideration a draft global commercialization plan (to include, but not be limited to, the United States) with respect to the relevant GSK Development Compound (the “Global Commercialization Plan”). The Global Commercialization Plan will outline the strategic commercial objectives for the Product brand in each geographical region, product positioning

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aspirations, pricing and reimbursement strategy, anticipated launch timings, the expected competitive landscape for the Product and initial sales and volume forecasts with key assumptions and sensitivities. During the development of the Global Commercialization Plan and subsequent Commercialization activities, OncoMed may appoint a marketing manager at its own expense to work with the GSK commercial team to receive information from and to provide information to the GSK commercial team. GSK will consider in good faith any comments on the draft Global Commercialization Plan provided by OncoMed. After GSK has received OncoMed’s comments on the draft Global Commercialization Plan, GSK will prepare a revised version of the Global Commercialization Plan.

(c) U.S. Commercialization Plan. Not later than [***] prior to the reasonably anticipated date of the filing of the BLA for a Product from the Target 2 Program in the United States, where OncoMed has exercised its right to Co-Develop the GSK Development Compound corresponding to such Product pursuant to Section 6.1, GSK will provide to the JSC for review and comment a draft Commercialization plan for such Product for the Co-Commercialization Territory. Such draft plan will detail [***] its Commercialization in the Co-Commercialization Territory, to enable OncoMed to consider in good faith its decision to exercise the Co-Commercialization option, as set forth in Section 6.3. After GSK has received OncoMed’s comments on the draft U.S. Commercialization Plan, GSK will prepare a revised version of the U.S. Commercialization Plan for such Product (the “U.S. Commercialization Plan”).

(d) The Parties acknowledge that the Development Plan, Global Commercialization Plan, and U.S. Commercialization Plan for a particular GSK Development Compound may need to be revised and amended from time to time. GSK will provide the JSC a final version of each Development Plan, Global Commercialization Plan and, if applicable, U.S. Commercialization Plan, and any updates and revisions to each such Development Plan, Global Commercialization Plan and U.S. Commercialization Plan as and when they occur for the JSC’s review.

4.2.2 Development and Commercialization Reports. At each JSC meeting or as otherwise agreed between the Parties, during the Term, GSK will provide the JSC with presentations regarding the Development activities performed by GSK, including without limitation [***]. GSK shall provide the JSC with a summary of [***] with respect to each GSK Development Compound. In addition, at the first meeting of the JSC following the exercise of the first GSK Program Option, GSK will provide the JSC with an initial outline of its [***], and thereafter will provide an update at each JSC meeting of Commercialization activities undertaken by GSK for that Product that have occurred since the last JSC meeting. Once a formal Global Commercialization Plan has been developed for each Product, in accordance with Section 4.2.1, GSK will provide the JSC updates on activities with respect to such Global Commercialization Plan at each JSC meeting.

4.2.3 Records. GSK shall maintain, and require its contractors and Sublicensees (to the extent GSK is permitted to sublicense its rights with respect to GSK Development Compounds) to maintain, complete and accurate records of all work conducted in furtherance of the Development and Commercialization of GSK Development Compounds and Products and all results, data and developments made in conducting such activities. Such records

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shall be complete and accurate and shall fully and properly reflect all work done and results achieved in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes.

4.2.4 Development and Commercialization Responsibilities and Costs. Subject to OncoMed’s co-Development and Co-Commercialization rights under Article 6, GSK, at its sole cost and expense, shall have responsibility, in accordance with Section 9.2, for conducting all Development and Commercialization activities with respect to any GSK Development Compound and Products containing such GSK Development Compound following exercise of a GSK Program Option for such GSK Development Compound. GSK shall conduct such activities in compliance with all applicable legal and regulatory requirements, including without limitation all legal and regulatory requirements pertaining to the design and conduct of Clinical Trials after exercise of the GSK Program Option and the Commercialization of Products containing such Candidate Selection Compound. If GSK fails to use Commercially Reasonable Efforts to Commercialize a GSK Development Compound in accordance with Section 9.2, OncoMed shall have the right to terminate the Program containing such GSK Development Compound pursuant to Section 14.2.1.

4.2.5 Regulatory Responsibilities and Costs. Promptly after GSK’s exercise of a GSK Program Option, OncoMed shall assign to GSK any Regulatory Filings for the relevant GSK Development Compound. After the exercise of a GSK Program Option, GSK shall (a) prepare, file, maintain, and own all Regulatory Filings relating to such GSK Development Compound, (b) have responsibility for, and shall prepare, all Regulatory Filings and related submissions with respect to such GSK Development Compound, and (c) be responsible for maintaining a safety database with respect to such GSK Development Compound, and reporting all adverse drug reaction experience related to such GSK Development Compound in connection with the activities of GSK under this Agreement to the appropriate Regulatory Authorities in the countries in the Territory in which the GSK Development Compound is being developed, in accordance with the Laws of the relevant countries and Regulatory Authorities in accordance with GSK’s internal policies. Upon the request of OncoMed, GSK will provide OncoMed with copies of material Regulatory Filings and related material correspondence submitted to Regulatory Authorities or received from Regulatory Authorities with respect to any such GSK Development Compound.

4.2.6 Subcontracting. Subject to and without limiting Section 5.2, GSK may perform any activities in support of its Development and Commercialization of GSK Development Compounds through subcontracting to a Third Party contractor or contract service organization; provided that: (a) none of the rights of OncoMed hereunder are materially adversely affected as a result of such subcontracting; (b) any such Third Party subcontractor to whom GSK discloses Confidential Information shall enter into an appropriate written agreement obligating such Third Party to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in Article 12; (c) GSK will retain or obtain exclusive Control of any and all intellectual property (and patent rights covering such intellectual property) made by such Third Party in performing such services for GSK that are necessary for the Development and Commercialization of GSK Development Compounds or Products containing such GSK Development Compounds, and to the extent such exclusive Control of rights cannot be obtained with respect to any intellectual property from any such subcontractor, prior to entering into any such arrangement, GSK shall bring such matter to the JSC in a timely fashion in order to seek the approval of the JSC to enter into such an arrangement; and (d) GSK shall at all times be responsible for the performance of such subcontractor.

4.2.7 Termination of GSK Development Compound.

(a) After exercise of the GSK Program Option with respect to a Candidate Selection Compound in a Program, GSK shall have the right, at any time, to terminate Development and Commercialization of such resulting GSK Development Compound in accordance with this Section 4.2.7 for any reason or for no reason at all, effective upon [***] written notice to OncoMed; provided that, if GSK terminates Development of the GSK Development Compound during a Clinical Trial, GSK will Complete such Clinical Trial and shall bear all costs and expenses actually incurred to Complete such Clinical Trial(s) regardless of the effective date of such termination; provided that GSK may [***]. Upon Completion of such Clinical Trial(s), when such GSK Development Compound becomes an OncoMed Development Compound, GSK will provide OncoMed with any material information, materials and data for such Program and will cooperate with OncoMed to provide a smooth transfer of such material information, materials and data as soon as reasonably practical.

(b) If there is [***] then, subject to Section 4.2.7(c) and (d): (i) such GSK Development Compound shall be deemed an OncoMed Development Compound and shall no longer be subject to Section 7.2, (ii) such Program shall be deemed terminated by GSK pursuant to Section 14.3.2, (iii) the Collaboration Target in such Program shall no longer be deemed an Active Target and shall no longer be subject to the exclusivity provisions of Sections 7.1.1 and 7.1.3, and (iv) any Candidate Selection Compound or Collaboration Compound in such Program shall no longer be subject to the exclusivity provisions of Section 7.2. OncoMed will thereafter have all rights, itself or with a Third Party or through a Sublicensee, to Develop and Commercialize such terminated GSK Development Compound, Candidate Selection Compound, or Collaboration Compound that has or has not met the Lead Generation Criteria directed to such Collaboration Target, at OncoMed’s sole expense, subject to the terms of this Agreement, including without limitation the grant of the license by GSK to OncoMed under Section 5.5 and the payment by OncoMed of royalties to GSK under the applicable provision of Section 8.4. Thereafter, GSK will provide OncoMed with any material information, materials and data for such Program and will cooperate with OncoMed to provide a smooth transfer of such material information, materials and data as soon as reasonably practical after GSK’s notice of such termination, and GSK shall have no right or license to practice the OncoMed Licensed Patents, to use OncoMed Licensed Know-How, or to use the OncoMed Confidential Information relating to such terminated GSK Development Compound, Candidate Selection Compound, or Collaboration Compound for any purpose.

(c) If, upon termination of a GSK Development Compound as described in the first sentence of Section 4.2.7(a), [***], OncoMed shall provide notice thereof to GSK. GSK shall have the right to exercise, no later than [***] after delivery of such notice, the GSK Program Option for such other Candidate Selection Compound. If GSK exercises the GSK Program Option for such other Candidate Selection Compound, then (i) GSK will continue

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Development of such other Candidate Selection Compound as a GSK Development Compound, subject to the terms of this Agreement, including without limitation GSK’s obligations under Section 9.2 and to make payments to OncoMed pursuant to Sections 8.2 and 8.3, (ii) such Program shall not be deemed terminated by GSK pursuant to Section 14.3.2, (iii) the Collaboration Target in such Program shall continue to be deemed an Active Target and shall continue to be subject to the exclusivity provisions of Sections 7.1.1 and 7.1.3, and (iv) any other Candidate Selection Compound or Collaboration Compound in such Program shall continue to be subject to the exclusivity provisions of Section 7.2, and (v) the Candidate Selection Compound terminated under Section 4.2.7(a) shall not be further Developed by either Party.

(d) If, upon termination of a GSK Development Compound as described in the first sentence of Section 4.2.7(a), [***], OncoMed shall provide notice thereof to GSK. If OncoMed elects to further Develop such other Candidate Selection Compound under this Agreement, then (i) OncoMed shall continue to use Commercially Reasonable Efforts pursuant to Section 9.1 to Develop such other Candidate Selection Compound, (ii) such Program shall not be deemed terminated by GSK pursuant to Section 14.3.2, (iii) the Collaboration Target in such Program shall continue to be deemed an Active Target and shall continue to be subject to the exclusivity provisions of Sections 7.1.1 and 7.1.3, and (iv) any other Candidate Selection Compound or Collaboration Compound in such Program shall continue to be subject to the exclusivity provisions of Section 7.2, (v) the terminated Candidate Selection Compound shall not be further Developed by either Party, (vi) GSK will continue to make milestone payments pursuant to Section 8.2, and (vii) GSK will have the right, upon achievement of the PoC Criteria for such other Candidate Selection Compound, to exercise the GSK Program Option to continue Development of such PoC Compound as a GSK Development Compound, subject to the terms of this Agreement, including without limitation GSK’s obligations under Section 9.2 and to make payments to OncoMed pursuant to Sections 8.2 and 8.3. For clarity, if GSK does not exercise the GSK Program Option for such other Candidate Selection Compound pursuant to Section 4.2.7(c), and OncoMed does not elect to further Develop such other Candidate Selection Compound pursuant to this Section 4.2.7(d), then OncoMed shall be free to Research, Develop, and Commercialize any Candidate Selection Compounds and Collaboration Compounds in such Program either on its own or with or through a Third Party outside of the Collaboration pursuant to Section 4.2.7(b).

4.3 Manufacture and Supply.

4.3.1 By OncoMed. OncoMed has entered into contract manufacturing agreements for the process, development, manufacture, fill and finish, testing and supply of Collaboration Compounds and, under such agreements, OncoMed will be responsible for manufacturing clinical supplies of Collaboration Compounds for all purposes, including without limitation Clinical Trials for Candidate Selection Compounds until GSK exercises a GSK Program Option for such Candidate Selection Compounds. If, prior to GSK’s exercise of a GSK Program Option, OncoMed enters into discussions with contract manufacturer(s) with respect to the negotiation of agreements for the process, analytical, or formulation development, and/or manufacture and supply of clinical supplies, of a Candidate Selection Compound to be used in Clinical Trials after Completion of the PoC Trials, OncoMed will notify GSK and collaborate with and include GSK in such discussions.

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4.3.2 Manufacturing and Supply Transition Plan. No later than [***], the JMS shall prepare a manufacturing and supply transition plan (the “Manufacturing and Supply Transition Plan”). The Manufacturing and Supply Transition Plan shall set forth (a) activities and processes to maintain a timely and efficient advancement of such Candidate Selection Compound and ensure the orderly transition of manufacturing and supply responsibilities with respect to such Candidate Selection Compound from OncoMed to GSK upon GSK’s exercise of a GSK Program Option for such Candidate Selection Compound and (b) recommendations to ensure that, if the manufacturing process is transferred from OncoMed’s contract manufacturer, that the new manufacturing process produces clinical supplies of such Candidate Selection Compound that comply with all applicable regulatory requirements for the conduct of Clinical Trials. The Parties shall discuss all process, analytical, manufacturing, formulation and supply transition matters in meetings of the JMS. Notwithstanding the foregoing, OncoMed shall have sole responsibility and decision-making authority with respect to any and all manufacturing and supply matters for a Candidate Selection Compound prior to GSK’s exercise of a GSK Program Option for such Candidate Selection Compound, and GSK shall have sole responsibility and decision-making authority with respect to any and all manufacturing and supply matters for such Candidate Selection Compound after GSK’s exercise of such GSK Program Option.

4.3.3 By GSK. Upon GSK’s exercise of a GSK Program Option for a Candidate Selection Compound, GSK, at its sole discretion, will thereafter have the right and obligation to (a) manufacture all clinical and commercial supplies of such Candidate Selection Compound itself, (b) use the contract manufacturer utilized by OncoMed to produce clinical supplies of such Candidate Selection Compound used by OncoMed in Clinical Trials, or (c) subcontract such manufacture to a Third Party; provided that, to maintain a timely and efficient advancement of such Candidate Selection Compound into Phase III Trials, the transfer of the obligation to manufacture Candidate Selection Compounds from OncoMed to GSK will be made in accordance with the Manufacturing and Supply Transition Plan, and, prior to and after exercise of GSK’s Program Option, the Parties will discuss such matters in meetings of the JMS. Upon GSK’s exercise of a GSK Program Option for a Candidate Selection Compound, GSK will be responsible for paying, or for reimbursing OncoMed for, any amounts associated with the (i) cancellation of any one or more slots for the manufacture of such Candidate Selection Compound for which OncoMed has secured such slot(s) with OncoMed’s contract manufacturer, which have been cancelled due to GSK’s decision not to have such Candidate Selection Compound manufactured by such contract manufacturer, and/or (ii) manufacture and supply of clinical supplies of such Candidate Selection Compound to be used in Clinical Trials after GSK’s exercise of such GSK Program Option. GSK shall manufacture, handle, store, and ship the Products in compliance with all Laws, with all Regulatory Filings, and with its applicable internal specifications and quality control procedures. For clarity, if GSK elects not to exercise a GSK Program Option for a Candidate Selection Compound, and OncoMed continues to develop such Candidate Selection Compound, OncoMed will continue to be responsible for manufacturing clinical supplies of such Candidate Selection Compound.

5. LICENSES; TECHNOLOGY TRANSFER

5.1 License to GSK for GSK Development and Products.

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5.1.1 Subject to the terms and conditions of this Agreement (including without limitation the reservation of rights in Section 5.8, OncoMed’s rights to co-Develop and/or Co-Commercialize under Article 6, and the payment by GSK of all amounts as and when they become due and payable under this Agreement, including without limitation Articles 7, 8, and 9 and Sections 4.3, 6.7, and 14.6.3), upon GSK’s exercise of a GSK Program Option for a Candidate Selection Compound in accordance with the terms of this Agreement, OncoMed shall grant, and hereby grants to GSK an exclusive (even as to OncoMed and its Affiliates), royalty-bearing, worldwide, nontransferable (except as provided in Section 16.5) license, with the right to grant sublicenses solely in accordance with Section 5.2, under the Licensed Intellectual Property, to make, have made, use, sell, offer to sell, import, and otherwise Develop and Commercialize such Candidate Selection Compound as a GSK Development Compound in accordance with the terms and conditions of this Agreement, during the Term, in the Territory in the Field. To the extent required under the Michigan License, the Parties will enter into a formal written agreement pursuant to which OncoMed will grant to GSK a sublicense under the Michigan License.

5.1.2 Trademarks for Products. To the extent that OncoMed owns any trademark(s) that pertain specifically to a Product for which GSK has exercised its GSK Program Option [***], OncoMed, on GSK’s request and reasonably in advance of GSK’s anticipated First Commercial Sale of such Product, shall grant to GSK a right and license to trademark(s) Controlled by OncoMed solely for use with respect to such Product, at no additional cost to GSK. During the Term, OncoMed will be responsible for the searching, registration, policing and maintenance of such trademark(s) in the Territory. All representations of such trademarks, other than the OncoMed name and the OncoMed Logo, that GSK intends to use, if not previously approved by OncoMed, will first be submitted to OncoMed for consent, which consent shall not be unreasonably withheld, delayed or conditioned, and OncoMed will have [***] to review each such representation of the OncoMed trademarks. If OncoMed does not provide written notice of its approval or disapproval (together with its reasons for such disapproval) within such [***] period, OncoMed will be deemed to have approved such representation. For clarity, use of a trademark of OncoMed in the same form, but within a different context, will not be deemed a new representation of such trademark. Alternatively, subject to Section 5.7, GSK may use its own trademark(s) for any Product(s).

5.2 Sublicenses. GSK shall have the right to grant sublicenses, in whole or in part on a GSK Development Compound (and Products containing such GSK Development Compound)–by–GSK Development Compound (and Products containing such GSK Development Compound) basis, to its Affiliates or any Third Party with respect to the rights licensed to GSK under Section 5.1; provided that:

5.2.1 such Sublicense shall refer to this Agreement and shall be subordinate to and consistent with the terms and conditions of this Agreement, and shall not limit the ability of GSK (individually or through the activities of its Sublicensee) to fully perform all of its obligations under this Agreement or OncoMed’s rights under this Agreement;

5.2.2 in such Sublicense, the Sublicensee shall agree in writing to be bound to GSK by terms and conditions substantially similar to, or less favorable to the Sublicensee than, the corresponding terms and conditions of this Agreement;

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5.2.3 promptly after execution of the Sublicense, GSK shall provide a summary of such Sublicense agreement to OncoMed. Such summary shall be treated as GSK Confidential Information hereunder;

5.2.4 GSK shall remain responsible for the performance of this Agreement and the performance of its Sublicensees under this Agreement, including without limitation the payment of all payments due, and making reports and keeping books and records, and shall cause such Sublicensee to enable GSK to comply with the terms and conditions of this Agreement;

5.2.5 each Sublicense shall terminate immediately upon the termination of this Agreement (in whole or only with respect to the rights that are subject to such Sublicense);

5.2.6 such Sublicensees shall have the right to grant further Sublicenses of same or lesser scope as its sublicense from GSK under the grants contained in Section 5.1 (the other party to such further sublicense also deemed a Sublicensee), provided that such further sublicenses shall be in accordance with and subject to all of the terms and conditions of this Section 5.2 (i.e., such Sublicensee shall be subject to this Section 5.2 in the same manner and to the same extent as GSK); and

5.2.7 GSK shall not grant a Sublicense under all rights received by GSK from OncoMed pursuant to Section 5.1 with respect to a GSK Development Compound (and all Products containing such GSK Development Compound) to a single Sublicensee without the prior written consent of OncoMed, which consent shall not be unreasonably withheld, delayed or conditioned.

5.3 [***]. In the event of any (a) bankruptcy or insolvency of OncoMed or (b) notification by the University of Michigan that it seeks to terminate the Michigan License as a result of material breach by OncoMed of the Michigan License: if GSK and/or its Affiliates [***] OncoMed hereby agrees to use reasonable efforts to assist GSK and/or its Affiliates to [***] to the extent necessary to Develop and Commercialize Products

5.4 Research License to OncoMed. During the Research Collaboration Term, GSK hereby grants, and shall grant, to OncoMed a royalty-free, non-exclusive, non-sublicensable license, under any intellectual property Controlled by GSK solely as and to the extent necessary to enable OncoMed to perform activities under this Agreement.

5.5 Development and Commercialization License to OncoMed.

5.5.1 Subject to the terms and conditions of this Agreement, if, at any time during the Term of the Agreement, OncoMed, itself or with a Third Party or through a Sublicensee, is Developing or Commercializing a Collaboration Compound as an OncoMed Development Compound pursuant to its rights under this Agreement, GSK shall grant, and hereby grants to OncoMed an exclusive (even as to GSK and its Affiliates), royalty-bearing, worldwide nontransferable (except as provided in Section 16.5) license, with the right to grant sublicenses, under any intellectual property Controlled by GSK to the extent such intellectual

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property covers the composition of matter of, a method of treatment using (provided such method is relevant to the indication for the Product that is covered by the relevant approved BLA), manufacture of, or formulation of the OncoMed Development Compound as necessary to Develop, manufacture, use, import, offer for sale, sell, and Commercialize such OncoMed Development Compound in the Territory in the Field. For clarity, such licenses are granted only to the extent pertaining specifically to the OncoMed Development Compound.

5.5.2 To the extent that GSK owns any trademark(s) that pertain specifically to an OncoMed Development Compound and that OncoMed believes would be necessary or useful for the Commercialization of a Product containing such OncoMed Development Compound, GSK, on OncoMed’s request and reasonably in advance of OncoMed’s anticipated First Commercial Sale of such Product, shall grant to OncoMed a right and license to trademark(s) Controlled by GSK solely for use with respect to such Product, at no additional cost to OncoMed. During the Term, GSK will be responsible for the searching, registration, policing and maintenance of such trademark(s) in the Territory. All representations of such trademarks, other than the GSK name, that OncoMed intends to use, if not previously approved by GSK, will first be submitted to GSK for consent, which consent shall not be unreasonably withheld, delayed or conditioned, and GSK will have [***] to review each such representation of the GSK trademarks. If GSK does not provide written notice of its approval or disapproval (together with its reasons for such disapproval) within such [***] period, GSK will be deemed to have approved such representation. For clarity, use of a trademark of GSK in the same form, but within a different context, will not be deemed a new representation of such trademark. Alternatively, OncoMed may use its own trademark(s) for any Product(s).

5.6 Diagnostic Product. In the event OncoMed seeks to Research, Develop and Commercialize a diagnostic that pertains to how a Collaboration Compound may be used in clinical practice, OncoMed will consult first with GSK on a Development and Commercialization plan for any such diagnostic product prior to approaching any Third Party with whom OncoMed could work to Develop such diagnostic, either by means of a collaboration or a license. If OncoMed and GSK do not enter into an agreement for the Development and Commercialization of any such diagnostic within [***] after the date of OncoMed’s initial request for such consultation with GSK, OncoMed will be free to initiate discussions with Third Parties and may enter into such an agreement, either with GSK or with a Third Party, on terms that, in OncoMed’s sole discretion, are acceptable to OncoMed. In the event OncoMed enters into an agreement for the Development and Commercialization of any such diagnostic with a Third Party, subject to any obligations of confidentiality with such Third Party, OncoMed will consult with GSK regarding whether the Development and Commercialization plan for such diagnostic is [***]. OncoMed will use good faith efforts to [***].

5.7 Use of Names; Logo; Patent Marking. The packaging for each Product Commercialized by GSK under this Agreement shall be marked (to the extent not prohibited by Laws): (a) with a notice that such Product is sold under a license from OncoMed (as applicable) and (b) with applicable patent and other intellectual property notices relating to the OncoMed Licensed Patents in such a manner as may be permitted or required by Laws. To the extent permitted under Laws, the packaging and labeling for Products will bear both the GSK name and logo and the OncoMed name and OncoMed Logo, and such names and logos will be presented

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with substantially equivalent prominence in any Product presentations, exhibit booths, conferences, or promotion materials or activities. OncoMed will be responsible for registering and policing the OncoMed Logo in the Territory in order to enable GSK to appropriately mark any packaging with the OncoMed Logo, to the extent permitted or required by Laws. Except as set forth in Section 5.1.2, no right or license, express or implied, is granted to GSK to use any trademark, trade name, trade dress, or service mark Controlled by OncoMed or any of its Affiliates. Likewise, no right or license, express or implied, is granted to OncoMed to use any trademark, trade name, trade dress or service mark Controlled by GSK or any of its Affiliates. GSK, at its sole cost and expense, shall be responsible for the selection, registration, policing, and maintenance of all GSK trademarks that GSK employs in connection with its activities conducted pursuant to this Agreement.

5.8 No Implied Licenses; Retained Rights. No license or other right is or shall be created or granted hereunder by implication, estoppel, or otherwise. All licenses and rights are or shall be granted only as expressly provided in this Agreement. All rights not expressly granted by OncoMed under this Agreement are reserved by OncoMed and may be used by OncoMed for any purpose.

5.9 Technology Transfer by OncoMed After Exercise by GSK of a GSK Program Option. As soon as reasonably practical after GSK exercises its GSK Program Option for a Candidate Selection Compound, OncoMed shall transfer to GSK all OncoMed Licensed Know-How, materials, and other information in OncoMed’s possession and Control that are necessary for the exercise by GSK of the rights granted under Section 5.1.

6. ONCOMED OPTIONS TO CO-DEVELOP AND CO-COMMERCIALIZE COLLABORATION COMPOUNDS AND PRODUCTS

6.1 OncoMed’s Option to Co-Develop Collaboration Compounds.

6.1.1 If GSK exercises the GSK Program Option for a Candidate Selection Compound [***], OncoMed shall have an option to co-Develop the resulting GSK Development Compounds in any and all indications pursuant to a Development Plan for such Products in such indications to support registration of such indications. GSK hereby grants, and shall grant, under any intellectual property Controlled by GSK, to OncoMed the exclusive right, exercisable at OncoMed’s sole discretion, to elect, on a GSK Development Compound–by–GSK Development Compound basis, to obtain a co-exclusive (with GSK) worldwide license and, upon OncoMed’s exercise of such right, a license to Develop any GSK Development Compound [***] under the terms and conditions set forth in this Agreement. Such right to co-Develop [***] shall cease upon [***]; provided that cessation of OncoMed’s co-Development right [***] shall not be deemed to be an election by OncoMed not to exercise its co-Development option for [***] for purposes of Section 8.3.3(b). Such co-Development option shall expire [***] pursuant to Section [***] (the “Co-Development Option Period”). OncoMed will have an option to co-Develop Products [***].

6.1.2 OncoMed shall exercise such co-Development option, if at all, by written notice to GSK, which notice shall make reference to this Agreement and the relevant GSK Development Compound and shall include OncoMed’s decision to exercise such co-

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Development option with respect to the specific GSK Development Compound. Upon exercise of a co-Development option, the Parties together shall Develop the applicable GSK Development Compound as set forth in this Agreement until either Party terminates its activities with respect to such GSK Development Compound or this Agreement terminates or expires, whether in its entirety or with respect to such GSK Development Compound. If such co-Development option is not so exercised during the Co-Development Option Period, then such co-Development option shall expire with respect to such GSK Development Compound and be of no further force or effect at the end of the Co-Development Option Period.

6.1.3 OncoMed may assign or transfer the co-Development rights granted to OncoMed by GSK under this Section 6.1, upon an acquisition, merger or similar transaction of OncoMed resulting in a change of control of OncoMed; provided that, if such acquisition, merger or similar transaction is by [***] GSK, at its sole discretion, will have a right to terminate such co-Development rights, such termination to be effective immediately upon receipt by OncoMed of written notice thereof from GSK. GSK will not have a right to terminate OncoMed’s co-Development rights under this Section 6.1 upon an acquisition, merger or similar transaction of OncoMed, resulting in a change of control of OncoMed, by any Person other than a Person set forth in (a), (b), or (c), above. OncoMed, to the full extent that it is able to do so, will provide to GSK, [***], shall notify OncoMed whether GSK, as a consequence of an acquisition of OncoMed by such Third Party acquirer, will terminate the co-Development rights set forth in Section 6.1.1.

6.2 Consequences of Exercise of OncoMed’s Option to Co-Develop Collaboration Compounds. After OncoMed exercises an option to co-Develop a GSK Development Compound, OncoMed’s co-Development activities with respect to such GSK Development Compound will be limited to the following, and shall apply only until Regulatory Approval is obtained for such GSK Development Compound in each indication being co-Developed:

6.2.1 OncoMed will participate in Development via membership of the JDS;

6.2.2 On an indication-by-indication basis, GSK will provide OncoMed reasonable updated Development Plans, together with budgets for such Development Plans, during the Term, and OncoMed will have the right to review, and obtain the comments and suggestions of OncoMed consultants regarding, such Development Plans and related budgets;

6.2.3 OncoMed, at OncoMed’s sole discretion, will fund between [***] in such Development Plan and related budget. [***];

6.2.4 OncoMed and GSK will both contribute to discussions at the JDS but the GSK members of the JDS will have the final decision-making authority with respect to Development of such GSK Development Compound;

6.2.5 Where an ad-hoc JDS meeting cannot be arranged in a timely manner to discuss any material issue that arises suddenly, or where there is a pressing medical,

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safety or regulatory issue and time is of the essence with respect to such issue, GSK will have the right to act without review by the JDS;

6.2.6 OncoMed shall have the right to send at least one representative to any global KOL advisory panel arranged by GSK; and

6.2.7 Royalty rates shall be increased as set forth in Section 8.3.3.

6.3 OncoMed’s Option to Co-Commercialize Products. If GSK exercises a GSK Program Option for a GSK Development Compound [***] and OncoMed exercises its right to co-Develop such GSK Development Compound pursuant to Section 6.1, OncoMed shall have an option to Co-Commercialize any Product containing such GSK Development Compound in the Co-Commercialization Territory; provided, however, that [***]. GSK hereby grants to OncoMed the exclusive right, exercisable at OncoMed’s sole discretion, on a Product-by-Product basis, to obtain a co-exclusive (with GSK) worldwide license and, upon OncoMed’s exercise of such right, a license to Co-Commercialize any Product [***] under the terms and conditions set forth in this Agreement. Upon OncoMed’s request, GSK will grant a license to OncoMed to use the GSK trademark(s) selected for the Product(s) for the sole purpose of Co-Commercializing such Product(s). OncoMed shall exercise such Co-Commercialization option, if at all, by written notice to GSK, which notice shall make reference to this Agreement and the applicable Product and shall include OncoMed’s decision to exercise such Co-Commercialization option with respect to such Product. Within [***] after the exercise by OncoMed of such Co-Commercialization option, the Parties shall negotiate in good faith a definitive written Co-Commercialization agreement, which will specify the terms of the Co-Commercialization arrangement, which terms shall be consistent with all of the terms and conditions in this Article 6 and all other relevant provisions of this Agreement (“Co-Commercialization Agreement”). The Co-Commercialization Agreement will set forth [***]. The Co-Commercialization Agreement will afford OncoMed [***]. GSK and OncoMed agree to cooperate in good faith to agree upon additional terms and conditions for inclusion in the Co-Commercialization Agreement to ensure that such Product is optimally Commercialized in a manner that is consistent with the then-current standards and practices in the pharmaceutical industry in the United States, and GSK’s U.S. Commercialization Plan for such Product. All Co-Commercialization options under this Agreement, if not exercised by OncoMed, shall expire and be of no further force or effect [***] days after OncoMed has received from GSK a copy of the U.S. Commercialization Plan for such Product as described in Section 4.2.1(c).

6.4 Consequences of Exercise of OncoMed’s Option to Co-Commercialize Products. After OncoMed exercises an option to Co-Commercialize a Product, the following shall apply:

6.4.1 OncoMed’s Co-Commercialization right, once exercised, will be a right to provide in the Co-Commercialization Territory a team of MSLs to provide scientific support in order to ensure the acceptance and proper utilization of the Co-Commercialized Product by health care professionals, through communication of medically meaningful scientific information. Specific duties will include, without limitation, those duties set forth in Exhibit 6.4.1;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.4.2 The JCS will manage planning of the Co-Commercialization in the Co-Commercialization Territory;

6.4.3 OncoMed will participate in Commercialization of a Product via the interface between its MSL team and a named point of contact in the GSK medical liaison function and its membership on the JCS, and in addition OncoMed may, at its own expense, hire a marketing manager to liaise directly with the GSK commercial operations team;

6.4.4 GSK will have overall responsibility and decision making authority for all aspects of Product Commercialization, including but not limited to strategic marketing planning, pricing and contracting, professional and consumer promotion and supporting medical affairs activities;

6.4.5 GSK will book sales for all Products Commercialized from the Collaboration and OncoMed will have the right to disclose sales for all Products on a quarterly basis;

6.4.6 Each year, including without limitation the launch year (as described in Section 4.2.1(c)), GSK will produce and share with OncoMed a draft U.S. Commercialization Plan for the upcoming [***] period, describing in detail the strategy and tactics for Commercializing the Co-Commercialized Product(s) in the Co-Commercialization Territory and OncoMed’s contribution to such effort. OncoMed and GSK will discuss in good faith such U.S. Commercialization Plan at the JCS, and GSK will then revise such U.S. Commercialization Plan to a final version at its sole discretion;

6.4.7 Where an ad-hoc JCS meeting can not be arranged in a timely manner to discuss a material Commercialization issue that arises suddenly, GSK will have the right to act without review by the JCS;

6.4.8 A GSK U.S. Brand Team (“GUBT”) will manage day-to-day commercialization decisions and operations and will interface with OncoMed’s marketing manager, if any, and OncoMed’s MSLs will also communicate with the GUBT through the GSK medical liaison point of contact assigned to support Commercialization of the Co-Commercialized Product;

6.4.9 OncoMed’s MSLs will operate under GSK’s direction, using approved medical information responses to scientific inquiries, and will work towards GSK medical affairs objectives as communicated to OncoMed;

6.4.10 At least [***] days prior to the anticipated launch date of the Product for which OncoMed has exercised the Co-Commercialization option, OncoMed shall have employed a sufficient number of appropriate and qualified staff and shall have the infrastructure in place to fulfill its obligations under the Co-Commercialization Agreement; provided that GSK provides to OncoMed the anticipated launch date concurrently with filing the BLA for such Product;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.4.11 OncoMed will pay [***]. Each OncoMed MSL must hold a Pharm.D., M.D, D.O. or Ph.D. in a clinically related area, consistent with industry practice qualification;

6.4.12 OncoMed will not be permitted to use contractors or consultants to fulfill its Co-Commercialization responsibilities; and

6.4.13 GSK will own and maintain all INDs, Regulatory Approvals (including without limitation BLAs), trademarks, and brand names of the Product.

6.5 Level of Co-Commercialization. The specific number of MSLs that OncoMed will be required to provide to fulfill its Co-Commercialization obligations will be determined prior to the anticipated launch of a Product, as described in the U.S. Commercialization Plan and Co-Commercialization Agreement. Where GSK deems it appropriate to have a single dedicated MSL team supporting Commercialization of the relevant Product, it is the intention of the Parties that OncoMed will provide all necessary MSLs, and that the size of OncoMed’s MSL team shall be in accordance with an MSL team typically required for an equivalent GSK product.

6.6 Training; Materials; Compliance. GSK will supply all training materials and instructors for the training of the OncoMed MSLs. OncoMed will be required to pay travel and accommodation expenses for its MSLs to attend any specific training events. OncoMed shall be responsible for ensuring that its MSLs have comparable levels of knowledge, experience and skills as other oncology MSL representatives employed by GSK. OncoMed will ensure that its MSLs achieve similar pass rates in training exams. As necessary and to the extent permitted by GSK commercial policies and practices, and at GSK’s request and direction, OncoMed MSLs may participate as educators in training events for GSK sales representatives for the Co-Commercialized Product. In the conduct of OncoMed’s Co-Commercialization responsibilities, OncoMed’s MSLs will use only GSK-approved documents, information and materials and will comply with all relevant GSK standard operating procedures and commercial practices and policies in effect during the Co-Commercialization period as such are communicated to OncoMed. OncoMed’s Co-Commercialization activities will be conducted in accordance with all Laws (including without limitation those promulgated by the FDA and the Division of Drug Marketing and Communications), and OncoMed’s MSLs will be required to act in accordance with GSK’s Corporate Integrity Agreement and the PhRMA Code of Conduct. At all times, OncoMed will be solely responsible for ensuring its MSLs abide by GSK’s “Regional Medical Scientist Practice Policy,” and/or Laws. As part of the training materials to be supplied to OncoMed by GSK under this Section 6.6, GSK shall provided a copy of the then-current GSK Corporate Integrity Agreement, and the GSK Regional Medical Scientist Practice Policy, and the PhRMA Code of Conduct, and Laws promulgated by the FDA and the Division of Drug Marketing and Communications, each as applicable to the conduct of OncoMed’s Co-Commercialization activities under the terms of this Agreement, and, during the term of such Co-Commercialization activities, updates to such materials, as appropriate. If an OncoMed MSL [***], each as applicable to the conduct of OncoMed’s Co-Commercialization activities under the terms of this Agreement, where such violation is [***], GSK shall notify OncoMed immediately of such violation. If such violation is determined to have been the result of [***], each as applicable to the conduct of OncoMed’s Co-Commercialization activities under the terms

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of this Agreement, GSK will have the right to terminate the applicable Co-Commercialization Agreement; provided, however, that, if such violation was the result of activities of one or more of OncoMed’s MSLs acting independently and in violation of training guidelines maintained by OncoMed, OncoMed shall have the right to terminate such individual(s) and, if such termination is effective within [***] days after receipt of notice from GSK, GSK shall not have the right to terminate the applicable Co-Commercialization Agreement.

6.7 Payments by GSK to OncoMed for Co-Commercialization. In addition to any royalties that OncoMed will receive under Articles 8 and 9, OncoMed will also receive annually from GSK [***].

6.8 Transferability; [***]. Upon any [***] of OncoMed, by (a) [***] GSK will have the right to terminate the Co-Commercialization rights granted to OncoMed by GSK under Section 6.3, such termination to be effective [***]. GSK will not have a right to terminate OncoMed’s Co-Commercialization rights under Section 6.3, or any resulting Co-Commercialization Agreement between the Parties, upon an acquisition, merger or similar transaction of OncoMed, resulting in a change of control of OncoMed, by any Person other than a Person set forth in (a), (b), or (c), above. OncoMed, to the full extent that it is able to do so, will provide to GSK, information regarding any discussion between OncoMed and a potential Third Party acquirer that is relevant to OncoMed’s Co-Commercialization option, and GSK, within [***] after receipt of such information, shall notify OncoMed whether GSK, as a consequence of an acquisition of OncoMed by such Third Party acquirer, will terminate the Co-Commercialization rights set forth in Section 6.3.

7. EXCLUSIVITY

7.1 Collaboration Target Exclusivity.

7.1.1 OncoMed Exclusivity. Prior to expiration of the Development Collaboration Term, OncoMed will not [***], except as set forth in Section 4.1.5, 4.2.7, 7.1.3(b)(iii) or 7.1.3(c)(iv), as applicable. Upon expiration of the Development Collaboration Term, OncoMed shall be free to [***] (as defined in Section 1.1(c)), subject to Sections 7.2.2, 7.2.3, and 7.2.4.

7.1.2 GSK Exclusivity.

(a) During the Research Collaboration Term. During the Research Collaboration Term, GSK will not [***], except in accordance with Section 7.1.3(b).

(b) After the Research Collaboration Term and During the Development Collaboration Term. After the expiration of the Research Collaboration Term and continuing until the expiration of the Development Collaboration Term, GSK will not [***], except in accordance with Section 7.1.3(c).

(c) After the Development Collaboration Term and During the Term. After the expiration of the Development Collaboration Term and continuing until the expiration of the Term, GSK will not [***], except in accordance with Section 7.1.3(d).

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7.1.3 GSK Activities Outside of the Collaboration.

(a) Election; Notice.

(i) At any time during the Term, upon achievement of the Lead Generation Criteria by GSK for a monoclonal antibody, dAb or Multi-Targeting Antibody directed to an Active Target(s) (as defined in Section 1.1 and as further described in Sections 7.1.3(b), (c), and (d), below) that GSK has decided to Develop and Commercialize, GSK shall provide written notice of such decision to OncoMed, each such notice to include, without limitation:

(A) the identity of such Active Target(s); and

(B) where OncoMed has the right to Develop such antibody under Sections 7.1.3(b), (c), and (d), GSK shall provide the following:

(1) data and information supporting the achievement of the Lead Generation Criteria;

(2) the GSK Toxicology Package, as soon as it is available; and

(3) sufficient quantities of such antibody to conduct head-to-head xenograft studies, such quantities and studies to be determined by the JSC. OncoMed shall provide data resulting from such studies to the JSC.

(ii) Where OncoMed has the right to Develop such product under Sections 7.1.3(b), (c), and (d), beginning with receipt by OncoMed from GSK of notice under this Section 7.1.3(a), and continuing until the later of (A) [***] after receipt by OncoMed from GSK of sufficient quantities of antibody in accordance with Section 7.1.3(a)(i)(B)(3), or (B) [***] after receipt by OncoMed of the GSK Toxicology Package, OncoMed shall have the right to elect to progress such antibody to which such notice applies as a Collaboration Compound through Development and, if applicable, Commercialization in accordance with the terms and conditions of this Agreement.

(b) Through the Research Collaboration Term.

(i) After OncoMed’s receipt of such notice during the Research Collaboration Term from GSK in accordance with Section 7.1.3(a)(i), where such notice applies to [***]. If OncoMed elects to progress such [***] Development and, if applicable, [***], GSK shall transfer to OncoMed all data, information and materials relating to such [***], in each case to the extent available to GSK.

(ii) If OncoMed elects to conduct [***], as applicable, then (A) [***] and (B) GSK will pay to OncoMed (1) each milestone payment in the tables in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, for each [***], where such milestone payments will be adjusted, on a product-by-product basis, to an amount equal to [***] of the amounts set forth in the tables in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, and (2) the royalties

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payable under Section 8.3.1 for any such product, where such royalties will be adjusted to rates equal to [***] of the rates determined in accordance with Section 8.3.1. If OncoMed progresses any such antibody through to Completion of PoC Trials, then such antibody may be one of the Collaboration Compounds for which OncoMed has diligence obligations under Section 9.1.1(a) to progress [***].

(iii) If OncoMed elects not to conduct the Development of such [***], and GSK, or an Affiliate or sublicensee of GSK, elects to conduct such Development and Commercialization, then (A) GSK may Develop and Commercialize such [***], on its own or with or through a Third Party, with no obligation to make any payments of any kind to OncoMed with respect to such [***], and (B) OncoMed may Research, Develop, and Commercialize any antibody directed to such Active Target, other than any Collaboration Compounds that have [***], outside of the Collaboration, on its own or with or through a Third Party, without any obligation to make any payments of any kind to GSK with respect to such antibody. For clarity, as of the date of such non-election by OncoMed, such Collaboration Target shall cease to be an Active Target under this Agreement and shall no longer be subject to Section 7.1.1, and Collaboration Compounds that have not met Lead Generation Criteria shall no longer be subject to Section 7.2.

(c) Post–Research Collaboration Term and During the Development Collaboration Term.

(i) Where GSK provides notice under Section 7.1.3(a)(i), after the Research Collaboration Term and prior to the expiration of the Development Collaboration Term, with respect to a [***] directed to an Active Target(s) for which [***] or GSK provides notice under Section 7.1.3(a)(i) with respect to [***], then:

(A) After OncoMed’s receipt of such notice from GSK in accordance with Section 7.1.3(a)(i), OncoMed and GSK shall confer regarding the Development and Commercialization of such [***]. If OncoMed elects to progress such [***] through Development and, if applicable, Commercialization, the provisions of Section 7.1.3(c)(ii) shall apply, and GSK shall transfer to OncoMed all data, information and materials relating to such [***], including without limitation the cell lines producing such antibody, in each case to the extent available to GSK.

(B) If OncoMed has a Candidate Selection Compound directed to the same Active Target(s) against which GSK’s [***] is directed, OncoMed shall have the right with respect to such Candidate Selection Compound directed to such Active Target(s) to offer the Candidate Selection Compound to GSK to continue Development as a GSK Development Compound pursuant to this Section 7.1.3(c) and Section 4.1.3(b)(ii), if applicable.

(C) If GSK elects to further Develop such Candidate Selection Compound, GSK will be deemed to have exercised the GSK Program Option with respect to such Candidate Selection Compound and thereafter will Develop such Candidate Selection Compound as a GSK Development Compound, subject to the terms of this

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Agreement, including without limitation GSK’s obligations under Section 9.2 and its obligation to make payments to OncoMed pursuant to Sections 8.2 and 8.3.

(D) If GSK elects not to continue Development of such Candidate Selection Compound, OncoMed may in its sole discretion continue to use Commercially Reasonable Efforts to progress such Candidate Selection Compound through to Completion of the PoC Trials for such Candidate Selection Compound, and GSK shall pay all milestone payments set forth in Section 8.2 and royalty payments set forth in Section 8.3 with respect to such Candidate Selection Compound.

(ii) If OncoMed elects to conduct Development of any [***] under Section 7.1.3(c)(i)(A), then (A) the Collaboration Target subject to such notice shall continue to be deemed an Active Target and subject to Section 7.1.1 and (B) GSK will pay to OncoMed (1) each milestone payment in the table in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, for each product containing such [***], as applicable, where such milestone payments will be adjusted, on a product–by–product basis, to an amount equal to [***] of the amounts set forth in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, and (2) the royalties payable under Section 8.3.1 for any such product, where such royalties will be adjusted to rates equal to [***] of the rates determined in accordance with Section 8.3.1; provided that such percentage of adjustment shall be reduced by an amount equal to [***] on each anniversary of the end of the Research Collaboration Term that occurs prior to the date on which GSK has demonstrated that such [***]. For purposes of illustration, if the Research Collaboration Term terminates on [***], GSK demonstrates on [***] that such [***] and OncoMed elects to conduct Development and Commercialization of such [***], the payments with respect to any product containing such [***], will be adjusted, as described in this Section 7.1.3(c)(ii), above, to [***] of the amounts otherwise payable, but if such demonstration occurs [***], such payments will be adjusted to [***] of the amounts otherwise payable. If OncoMed progresses such antibody through to Completion of PoC Trials, then such antibody may be [***].

(iii) If OncoMed elects to conduct Development of any [***], then: (A) the Collaboration Target subject to such notice shall continue to be deemed an Active Target and subject to Section 7.1.1; and (B) GSK will pay to OncoMed (1) each milestone payment in the tables in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, for each product containing such [***], where such milestone payments will be adjusted, on a product-by-product basis, to an amount equal to [***] of the amounts set forth in the tables in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, and (2) the royalty rates in the table in Section 8.3.1 for any such product, where such royalties will be adjusted to rates equal to [***] of the rates determined in accordance with Section 8.3.1. If OncoMed progresses such antibody through to Completion of PoC Trials, then such antibody may be [***].

(iv) If OncoMed elects not to conduct such Development of such [***], and GSK, or an Affiliate or Sublicensee of GSK, elects to conduct such Development and Commercialization, then (A) GSK may Develop and Commercialize such [***], on its own or with or through a Third Party, with no obligation to make any payments of any kind to OncoMed with respect to such [***], and (B) OncoMed may Research, Develop, and Commercialize any antibody directed to such Active Target, other than any Collaboration Compounds [***], on its own or with or through a Third Party, without any obligation to make

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any payments of any kind to GSK with respect to such product. For clarity, as of the date of such non-election by OncoMed, such Collaboration Target shall cease to be an Active Target under this Agreement and shall no longer be subject to Section 7.1.1, and Collaboration Compounds [***] are no longer subject to Section 7.2.

(v) For clarity, where GSK provides notice under Section 7.1.3(a)(i), after the Research Collaboration Term and prior to the expiration of the Development Collaboration Term, with respect to a [***] directed to an Active Target for which there is no Candidate Selection Compound in a Clinical Trial, then (A) GSK may Develop and Commercialize such [***], on its own or with or through a Third Party, with no obligation to make any payments of any kind to OncoMed with respect to such [***], and (B) the Collaboration Target subject to such notice shall no longer be deemed an Active Target and will no longer be subject to Section 7.1.1; and (C) OncoMed may Research, Develop, and Commercialize any antibody directed to such Collaboration Target, other than any [***] (which shall be subject to the restrictions set forth in Section 7.2), outside of the Collaboration, on its own or with or through a Third Party, without any obligation to make any payments of any kind to GSK with respect to such antibody.

(d) Post–Development Collaboration Term Through the Term.

(i) Where GSK provides notice under Section 7.1.3(a)(i), after the Development Collaboration Term and through the Term, with respect to any [***] then, after OncoMed’s receipt of such notice from GSK in accordance with Section 7.1.3(a)(i), OncoMed and GSK shall confer regarding the Development and Commercialization of such [***]. If OncoMed elects to progress such [***] through Development and, if applicable, Commercialization, GSK shall transfer to OncoMed all data, information and materials relating to such [***], including without limitation the cell lines producing such [***], in each case to the extent available to GSK.

(ii) If OncoMed elects to conduct Development of any such [***], then (A) the Collaboration Target subject to such notice shall continue to be deemed an Active Target and subject to Section 7.1.1 and (B) GSK will pay to OncoMed (1) each milestone payment in the table in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, for each product containing such [***], where such milestone payments will be adjusted, on a product–by–product basis, to an amount equal to [***] of the amounts set forth in the tables in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, and (2) the royalties payable under Section 8.3.1 for any such product, where such royalties will be adjusted to rates equal to [***] of the rates determined in accordance with Section 8.3.1.

(iii) If OncoMed elects not to conduct Development of such [***], and GSK, or an Affiliate or Sublicensee of GSK, elects to conduct Development and Commercialization of any product containing such [***], as applicable, then (A) GSK may Develop and Commercialize such product outside of the Collaboration with no obligation to make any payments of any kind to OncoMed with respect to such product, and (B) OncoMed may Research, Develop, and Commercialize any antibody directed to such Active Target, other than [***] prior to such non-election (which shall be subject to the restrictions set forth in

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Section 7.2), outside of the Collaboration, on its own or with or through a Third Party, without any obligation to make any payments of any kind to GSK with respect to such product. For clarity, as of the date of such non-election by OncoMed, such Collaboration Target shall cease to be an Active Target under this Agreement and shall no longer be subject to Section 7.1.1, and [***] are no longer subject to Section 7.2.

(e) At any time during the Term, when GSK provides notice under Section 7.1.3(a) with respect to a [***] directed to an Active Target(s), then, as of the date that GSK has demonstrated that such [***], subject to Sections 7.1.3(b), (c) and (d), (i) such Collaboration Target shall cease to be an Active Target under this Agreement and (ii) OncoMed may thereafter Research, Develop, and Commercialize any antibody directed to such Collaboration Target, other than [***] prior to the date of such demonstration by GSK (which shall be subject to the restrictions set forth in Section 7.2), outside of the Collaboration, on its own or with or through a Third Party, without any obligation to make any payments of any kind to GSK with respect to such product.

(f) If OncoMed elects to conduct Development of any [***] pursuant to this Section 7.1.3, and thereafter fails to use Commercially Reasonable Efforts to Develop such [***] prior to Completion of PoC Trials with respect to such [***], GSK shall have the right to terminate Development of such [***] under this Agreement in accordance with the provisions of Section 14.6.3(b) and GSK shall thereafter have the right to progress Development and Commercialization of such antibody, subject to its obligations to make royalty payments to OncoMed pursuant to Section 14.6.3(b). If any such [***] becomes an OncoMed Development Compound, and OncoMed thereafter either elects to terminate its Development or Commercialization activities with respect to such OncoMed Development Compound, or fails to use Commercially Reasonable Efforts with respect to the Development or Commercialization of such OncoMed Development Compound, OncoMed’s rights with respect to such OncoMed Development Compound shall terminate, GSK shall have the right to progress Development and Commercialization of such antibody, and OncoMed shall automatically grant to GSK an exclusive license under Licensed Intellectual Property covering such [***]. In such event:

(i) GSK shall pay to OncoMed a [***] royalty on Net Sales by GSK, its Affiliates, and its Sublicensees of any Product incorporating such antibody that has met the Candidate Selection Criteria and is covered [***] that covers the [***]; or

(ii) GSK shall pay to OncoMed a [***] royalty on Net Sales by GSK, its Affiliates, and its Sublicensees of any Product incorporating such antibody that has met the Candidate Selection Criteria and is not covered [***] that covers the [***]; and

(iii) GSK’s obligation to pay the royalty in this Section 7.1.3(f) on Net Sales of Products incorporating any such Candidate Selection Compound will continue until, and end on the date upon which (1) a Third Party’s product or Third Parties’ products having the [***] enters the market in a given country (so long as such Third Party’s product or Third Parties’ products were [***]), and (2) such Third Party’s product or Third Parties’ products account for [***] or more of aggregate unit sales of such Product plus such Third Party’s product or Third Parties’ products in the given country during any Calendar Year,

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and all other payment obligations hereunder shall terminate except those that are accrued and unpaid as of the effective date of termination.

7.2 Collaboration Compound Exclusivity.

7.2.1 Prior to expiration of the Development Collaboration Term, OncoMed will not [***], except as provided in Sections 4.1.5, 4.2.7, and 7.1. Upon expiration of the Development Collaboration Term, subject to the limitations set forth in the second sentence of Section 7.1.1, OncoMed shall be free to Research, Develop or Commercialize, either on its own or with or through a Third Party, any Collaboration Compound that [***].

7.2.2 Subject to Sections 4.1.5, 4.2.7, and 7.1, upon expiration of the Development Collaboration Term, for so long as GSK is Developing and/or Commercializing a GSK Development Compound under this Agreement:

(a) OncoMed will not [***].

(b) If a Collaboration Compound has [***], OncoMed shall have the right, but not the obligation, to continue to progress such Collaboration Compound on its own to meet the Candidate Selection Criteria such Collaboration Compound upon meeting the Candidate Selection Criteria shall be subject to milestone payments from GSK pursuant to Section 8.2.

(c) With respect to any Collaboration Compound that [***] in accordance with OncoMed’s efforts as set forth Section 7.2.2(b):

(i) OncoMed shall have the right, but not the obligation, to continue to Develop such Candidate Selection Compound through to Completion of the PoC Trials. If OncoMed elects to Develop the Candidate Selection Compound through to Completion of the PoC Trials, OncoMed shall continue to use Commercially Reasonable Efforts pursuant to Section 9.1 to Develop such Candidate Selection Compound, and GSK will continue to make milestone payments pursuant to Section 8.2. GSK will have the right, upon achievement of the PoC Criteria for such Candidate Selection Compound, to exercise the GSK Program Option to continue Development of the PoC Compound as a GSK Development Compound, subject to the terms of this Agreement, including without limitation GSK’s obligations under Section 9.2 and to make payments to OncoMed pursuant to Sections 8.2 and 8.3.

(ii) If OncoMed elects not to continue to Develop such Candidate Selection Compound through to Completion of the PoC Trials, then OncoMed shall offer such Candidate Selection Compound to GSK for further Development as a GSK Development Compound. No later than [***] days after the date of notification by OncoMed of such offer, GSK shall have the option, at its sole discretion, to exercise the GSK Program Option for such Candidate Selection Compound. If GSK exercises the GSK Program Option for such Candidate Selection Compound, GSK will continue to use Commercially Reasonable Efforts pursuant to Section 9.2 to Develop and Commercialize such Candidate Selection Compound as a GSK Development Compound, subject to the terms of the Agreement, including without

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limitation GSK’s obligations under Section 9.2 and to make payments to OncoMed pursuant to Sections 8.2 and 8.3.

7.2.3 Subject to Section 7.1, if, after the expiration of the Development Collaboration Term, GSK at any time is not progressing the Development and/or Commercialization of any GSK Development Compound, but [***] remain for which Development has not been terminated either by a joint decision of the JSC or unilaterally by GSK, then, as determined for each such Candidate Selection Compound:

(a) OncoMed shall have the right, but not the obligation, to Develop each such remaining Candidate Selection Compound through to Completion of the PoC Trials, subject to the terms of this Agreement, including without limitation OncoMed’s obligations under Section 9.1, GSK’s right to exercise the GSK Program Option at PoC (and thereafter further Develop such Candidate Selection Compound as a GSK Development Compound), and GSK’s obligation to make payments to OncoMed pursuant to Sections 8.2 and 8.3.

(b) If OncoMed elects not to further Develop any such remaining Candidate Selection Compound through to Completion of the PoC Trials, OncoMed shall offer such Candidate Selection Compound to GSK for further Development as a GSK Development Compound. No later than [***] days after the date of notification by OncoMed of such offer, GSK shall have the option, at its sole discretion, to exercise the GSK Program Option for such Candidate Selection Compound. If GSK exercises the GSK Program Option with respect to such Candidate Selection Compound, GSK shall thereafter further Develop such Candidate Selection Compound as a GSK Development Compound, subject to the terms of this Agreement, including without limitation GSK’s obligations under Section 9.2 and GSK’s obligation to make payments to OncoMed pursuant to Sections 8.2 and 8.3.

(c) If both OncoMed and GSK elect not to further Develop all such remaining Candidate Selection Compounds, OncoMed shall be free to Research, Develop, and Commercialize any remaining Collaboration Compounds outside the Collaboration, either on its own or with or through any Third Party, in accordance with its rights under Section 14.6.2(a), and this Agreement shall be deemed terminated by GSK pursuant to Section 14.3.1.

7.2.4 If, at any time after expiration of the Development Collaboration Term, GSK is not progressing the Development and/or Commercialization of any GSK Development Compound and there are no Candidate Selection Compounds remaining for which Development has not been terminated either by a joint decision of the JSC or unilaterally by GSK, but there are [***] prior to the expiration of the Development Collaboration Term, then, as determined for each such Collaboration Compound:

(a) OncoMed shall have the right, but not the obligation, to progress any such [***] prior to the expiration of the Development Collaboration Term to Candidate Selection and further through to Completion of the PoC Trials subject to the terms of this Agreement, including without limitation OncoMed’s obligations under Section 9.1, GSK’s right to exercise the GSK Program Option at PoC (and thereafter further Develop such Candidate

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Selection Compound as a GSK Development Compound), GSK’s obligations under Section 9.2, and GSK’s obligation to make payments to OncoMed pursuant to Sections 8.2 and 8.3.

(b) If OncoMed does not elect to further Develop any [***] prior to the expiration of the Development Collaboration Term through to Completion of the PoC Trials, OncoMed shall, at GSK’s request, continue to Research and Develop such Collaboration Compounds through to Candidate Selection. Upon such request by GSK, GSK shall pay to OncoMed [***]. If GSK does not elect to have OncoMed progress any such Collaboration Compounds through to Candidate Selection, then OncoMed shall be free to Research, Develop, and Commercialize any remaining [***] prior to the expiration of the Development Collaboration Term either on its own or with or through a Third Party outside of the Collaboration, and this Agreement shall be deemed terminated by GSK pursuant to Section 14.3.1.

(c) If GSK elects to have OncoMed Develop any Collaboration Compound through to Candidate Selection as described in Section 7.2.4(b), once such Collaboration Compound has met the Candidate Selection Criteria, OncoMed shall have the right, but not the obligation, to continue to Develop such Candidate Selection Compound through to Completion of the PoC Trials. If OncoMed elects to continue to Develop such Candidate Selection Compound, OncoMed will do so, subject to the terms of this Agreement, including without limitation OncoMed’s obligations under Section 9.1, GSK’s right to exercise the GSK Program Option at PoC (and thereafter further Develop such Candidate Selection Compound as a GSK Development Compound), GSK’s obligations under Section 9.2 and GSK’s obligation to make payments to OncoMed pursuant to Sections 8.2 and 8.3.

(d) If OncoMed elects not to further Develop such a Candidate Selection Compound through to Completion of the PoC Trials, OncoMed shall offer such Candidate Selection Compound to GSK for further Development as a GSK Development Compound. No later than [***] days after the date of notification by OncoMed of such offer, GSK shall have the option, at its sole discretion, to exercise the GSK Program Option for such Candidate Selection Compound. If GSK exercises the GSK Program Option with respect to such Candidate Selection Compound, GSK shall thereafter further Develop such Candidate Selection Compound as a GSK Development Compound, subject to the terms of this Agreement, including without limitation GSK’s obligations under Section 9.2 and GSK’s obligation to make payments to OncoMed pursuant to Sections 8.2 and 8.3.

(e) If, after Collaboration Compound(s) have met the Candidate Selection Criteria under this Section 7.2.4, both OncoMed and GSK elect not to further Develop all such remaining Candidate Selection Compounds, OncoMed shall be free to Research, Develop, and Commercialize any remaining Collaboration Compounds outside the Collaboration, either on its own or with or through any Third Party, in accordance with its rights under Section 14.6.2(a), and this Agreement shall be deemed terminated by GSK pursuant to Section 14.3.1.

7.2.5 For the avoidance of doubt, while either Party is Developing a [***] under this Agreement, excluding OncoMed Development Compounds, OncoMed will not Research, Develop, or Commercialize any remaining [***] prior to the expiration of the

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Development Collaboration Term outside of the Collaboration, either on its own or with or through a Third Party, except as set forth in Sections 7.1.3, 7.2.3(c), 7.2.4(b), and 7.2.4(e).

7.2.6 In-Licensing. GSK may at any time in-license for Development and/or Commercialization (a) [***] that is an Active Target or (b) [***]; provided that, if such in-license (i) is for [***] rights, including without limitation a right to obtain a commercial license, (ii) is for [***], or (iii) is for [***], GSK shall terminate this Agreement prior to such in-licensing in accordance with its rights under Section 14.3 and, upon such termination, all Collaboration Compounds, including without limitation Collaboration Compounds previously designated as GSK Development Compounds or as Candidate Selection Compounds, will thereafter be deemed OncoMed Development Compounds, and OncoMed will thereafter have all rights, itself or with a Third Party or through a Sublicensee, to Develop and Commercialize such OncoMed Development Compound at OncoMed’s sole expense, subject to the terms of this Agreement, including without limitation the grant of the license by GSK to OncoMed under Section 5.5 and the payment by OncoMed of royalties to GSK under the applicable provision of Section 8.4. For clarity, for purposes of Sections 7.2.6(i) and (ii), the term “Development” shall not include [***].

8. FINANCIAL TERMS

8.1 Upfront Payment and Equity Investments.

8.1.1 Upfront Payment. In consideration for the rights granted to GSK under this Agreement, GSK, upon the Effective Date, shall pay to OncoMed a one-time-only, nonrefundable, noncreditable payment of Seventeen Million Five Hundred Thousand Dollars ($17,500,000). Within [***] of a receipt of an invoice therefor, such invoice to be sent by OncoMed on or after the Effective Date, GSK shall make such payment by wire transfer of immediately available funds into an account designated in writing by OncoMed.

8.1.2 Equity Investments.

(a) Upon the Effective Date, GSK shall purchase Seventeen Million Five Hundred Thousand Dollars ($17,500,000) of Series B-2 Preferred Stock of OncoMed, pursuant to the terms and conditions of a stock purchase agreement substantially in the form attached hereto as Exhibit 8.1.2 (the “Series B-2 Preferred Stock Purchase Agreement”) at Two Dollars and Thirteen Cents ($2.13) per share.

(b) GSK, at GSK’s discretion, will have the right to purchase additional OncoMed equity corresponding to up to twenty percent (20%) of the shares made available in an initial public offering of common stock of OncoMed, if any. Any such initial public offering shall be made solely at the discretion of OncoMed and at the time chosen by OncoMed.

8.2 Milestone Payments to OncoMed. In consideration for the rights granted to GSK under this Agreement, GSK shall make milestone payments to OncoMed upon achievement of each of the milestone events in the amounts set forth in this Section 8.2. Except as otherwise specifically indicated, each milestone payment set forth in this Section 8.2 will be

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payable by GSK to OncoMed after achievement of the specified milestone event and within the applicable time periods set forth in this Section 8.2. Such milestone payments shall not be refundable or returnable in any event, nor shall they be creditable against royalties or other payments. Each milestone payment shall be payable by wire transfer of immediately available funds into an account designated in writing by OncoMed.

8.2.1 Milestone Payments upon Initiation of a Program by OncoMed. GSK shall make the following milestone payments to OncoMed upon achievement of each of the milestone events in the amounts set forth below within [***] days after GSK’s of a receipt of an invoice therefor, such invoice to be sent by OncoMed on or after the date on which OncoMed notifies GSK of achievement of the applicable milestone event for each Collaboration Compound, each Candidate Selection Compound, each GSK Development Compound or each Product, as applicable:

Milestone Event	Payment (millions of Dollars)
	Target 2 Program	Each other Program

[***		]

*	For purposes of this Section 8.2.1, “Successful Completion of GLP Toxicology Study” [***].
**	This payment for a Candidate Selection Compound is payable upon exercise by GSK of a GSK Program Option for such Candidate Selection Compound whenever such exercise occurs, subject to Section 16.1, but such payment may be reduced as set forth in Section 8.2.4. In addition, all other payments in the table in this Section 8.2.1, above, may be reduced as set forth in Section 8.2.4.

Notwithstanding anything to the contrary, each of the following milestone payments shall be payable only once:

Milestone Event	Payment (millions of Dollars)

[***]	[***	]

8.2.2 Milestone Payments After Exercise of a GSK Program Option. If GSK exercises a GSK Program Option for a Candidate Selection Compound, GSK shall provide OncoMed with prompt written notice of the achievement of any milestone described in the table in this Section 8.2.2, below, by GSK, its Affiliates or its Sublicensees, and GSK will make the following milestone payments in the amounts set forth below to OncoMed with respect to such resulting GSK Development Compound within [***] days after receipt of an invoice therefor, such invoice to be sent by OncoMed on or after receipt of notification of the achievement of the specified milestone event by GSK, its Affiliate or its Sublicensee:

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Milestone Event	Payment (millions of Dollars)

[***]	[***]

Each milestone payment in the table in this Section 8.2.2, above, will be paid in full for each GSK Development Compound upon the first achievement of the corresponding event. Each milestone payment in the table in this Section 8.2.2, above, will be reduced to an amount equal to [***] of the amounts set forth in such table for each GSK Development Compound for the second achievement of the corresponding event for the same GSK Development Compound in a new indication.

For clarity, if GSK exercises the GSK Program Option for a Candidate Selection Compound after Candidate Selection but prior to Completion of a PoC Trial, the milestone payments above will be reduced as set forth in Section 8.2.4.

8.2.3 Net Sales Milestones. If GSK has exercised a GSK Program Option for a Candidate Selection Compound at PoC, the following Net Sales threshold milestone payments will be paid the first time in any Calendar Year that the total aggregate Net Sales of all Products (including without limitation all indications and formulations of such Products) containing the applicable GSK Development Compound in a Calendar Year by GSK, its Affiliates and its Sublicensees in the Territory reach the amounts set forth in the table in this Section 8.2.3, below.

Annual worldwide Calendar Year Net Sales (millions of Dollars) for Products containing the GSK Development Compound in all Indications	Payment (millions of Dollars)

[***]	[***]

Each of the sales milestone payments described in this Section 8.2.3 shall be available only one time per GSK Development Compound under this Agreement upon the first achievement of the applicable event. [***].

For clarity, if GSK exercises the GSK Program Option for a Candidate Selection Compound after Candidate Selection but prior to Completion of a PoC Trial, the milestone payments above will be reduced as set forth in Section 8.2.4.

8.2.4 Option Exercise Adjustment to Milestone Payments. Each milestone payment in the tables in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, for each Collaboration Compound, Candidate Selection Compound, GSK Development Compound, or Product, as applicable, will be reduced on a compound-by-compound basis, for example, pursuant to Section 4.1.3(b)(ii), 4.1.3(f), 4.1.5(b), 4.2.7(c), 7.1.3(c)(i)(C), or 7.2, to an amount equal to:

(a) [***] of the amount set forth in the tables in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, for any Candidate Selection Compound for which OncoMed

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has [***] at the time that GSK exercises the GSK Program Option with respect to such Candidate Selection Compound;

(b) [***] of the amounts set forth in the tables in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, for any Candidate Selection Compound for which OncoMed has [***] at the time that GSK exercises its GSK Program Option with respect to such Candidate Selection Compound; and

(c) [***] of the amounts set forth in the tables in Sections 8.2.1, 8.2.2, and/or 8.2.3, as applicable, for any Candidate Selection Compound for which OncoMed has [***] at the time that GSK exercises the GSK Program Option with respect to such Candidate Selection Compound; provided, however, that this Section 8.2.4(c) shall not apply if GSK exercises the GSK Program Option after [***];

provided that GSK undertakes Development (including without limitation bearing all costs thereof) of such Candidate Selection Compound after GSK exercises the GSK Program Option and continues such Development using Commercially Reasonable Efforts thereafter.

8.2.5 GSK Credit. So long as GSK has not unilaterally terminated any Programs pursuant to Section 14.3.2, if OncoMed does not identify [***] within [***] years after the Effective Date, GSK will be entitled to deduct [***] from future milestone payments due to OncoMed under this Agreement. In addition, if OncoMed does not progress [***] within [***] years after the Effective Date, GSK will be entitled to deduct a total of [***] from future milestone payments due to OncoMed under this Agreement. Upon the first approval of a BLA for a GSK Development Compound in the United States, GSK will reimburse OncoMed any amounts credited to GSK under this Section 8.2.5.

8.3 Royalty Payments to OncoMed.

8.3.1 Royalty Rates. As further consideration for the rights granted to GSK under this Agreement, subject to any adjustments pursuant to Sections 8.3.2, 8.3.3, and/or 8.3.4, GSK will pay OncoMed royalties on Net Sales by GSK, its Affiliates and its Sublicensees of each Product during a Calendar Year, on a country-by-country basis and on a Product-by-Product basis, in those countries of the Territory in which there is a [***] within the Licensed Intellectual Property that [***], for the applicable country in the amounts as follows:

Annual Net Sales in the Territory (millions of Dollars)	Royalty Rate

[***]	[***]

For purposes of calculation of the royalties due under this Section 8.3, the rates set forth in the table in this Section 8.3.1 shall be subject to Section 8.3.4. Section 8.3.4 also sets forth the term during which such royalties shall be payable. Royalties shall then be adjusted, as applicable, pursuant to Sections 7.1.3 and 8.3.2. The rate resulting from any such adjustment shall then be adjusted, as applicable, pursuant to Section 8.3.3.

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8.3.2 Option Exercise Adjustment to Royalty Rates. If GSK exercises its GSK Program Option for a Candidate Selection Compound prior to PoC for such Candidate Selection Compound, for example, pursuant to Section 4.1.3(b)(ii), 4.1.3(f), 4.1.5(b), 4.2.7(c), 7.1.3(c)(i)(C), or 7.2, the royalty rates in the table in Section 8.3.1 for such Candidate Selection Compound will be adjusted to rates equal to:

(a) [***] of the rates set forth in the table in Section 8.3.1 for any Candidate Selection Compound for which OncoMed has [***] at the time that GSK exercises the GSK Program Option with respect to such Candidate Selection Compound;

(b) [***] of the rates set forth in the table in Section 8.3.1 for any Candidate Selection Compound for which OncoMed has [***] at the time that GSK exercises its GSK Program Option with respect to such Candidate Selection Compound;

(c) [***] of the rates set forth in the table in Section 8.3.1 for any Candidate Selection Compound for which OncoMed has [***] at the time that GSK exercises the GSK Program Option with respect to such Candidate Selection Compound; provided, however, that this Section 8.3.2(c) shall not apply if GSK exercises the GSK Program Option after Completion of [***];

provided that GSK undertakes Development (including without limitation bearing all costs thereof) of such Candidate Selection Compound after GSK exercises the GSK Program Option and continues such Development using Commercially Reasonable Efforts thereafter.

8.3.3 Co-Development Adjustment to Royalty Rates.

(a) Notwithstanding the terms of Sections 8.3.1, 8.3.2, and 8.3.4, if OncoMed exercises its option under Section 6.1 with respect to Development for all indications, the royalty rates payable under Section 8.3.1 will increase in all tiers of worldwide annual Net Sales by percentage points equal to [***], subject to Section 8.3.3(b). For example, if OncoMed contributes [***].

(b) Notwithstanding the terms of Sections 8.3.1, 8.3.2, and 8.3.4, if OncoMed elects to exercise its option under Section 6.1 for at least [***], but OncoMed elects [***], the increase in the number of percentage points pursuant to Section 8.3.3(a) shall be reduced by [***]. Each such reduction of the royalty rate increase under Section 8.3.3(a), if any, shall be effective only as of [***]. For purposes of illustration, if [***]. For purposes of this Section 8.3.3(b), [***] means the use of a Collaboration Compound [***].

8.3.4 Intellectual Property Adjustment to Royalty Rates. All royalties payable in accordance with Section 8.3.1 shall be subject to the provisions of this Section 8.3.4, and shall only be payable as follows:

(a) [***].

(i) Valid Claim – [***]. Beginning on the date of First Commercial Sale and continuing for so long as a Valid Claim of an OncoMed Licensed

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Patent covers or claims [***], the GSK Development Compound included in such Product (as determined on a Product-by-Product and country-by-country basis), then [***] of the royalties due on such Product in accordance with Section 8.3.1 will be paid by GSK to OncoMed. Thereafter, continuing until the expiration of the obligation to pay royalties as described in Section 8.3.4(a)(vi), such royalty rate shall be reduced by [***].

(ii) Valid Claim – [***]. Beginning on the date of First Commercial Sale and continuing for so long as a Valid Claim of an OncoMed Licensed Patent covers or claims [***] GSK Development Compound included in a Product (as determined on a Product-by-Product and country-by-country basis), then [***] of the royalties due on such Product in accordance with Section 8.3.1 will be paid by GSK to OncoMed. Thereafter, prior to the expiration of the obligation to pay royalties as described in Section 8.3.4(a)(vi), such royalty rate shall be reduced by [***].

(iii) [***]. With respect to any Product sold in any country of the Territory in which there is [***] that covers or claims the [***], the GSK Development Compound included in such Product (as determined on a Product-by-Product and country-by-country basis), then:

(A) For the period beginning on the date of such First Commercial Sale and ending [***] years after the date of such First Commercial Sale, GSK will pay to OncoMed [***] of the royalties due on such Product in accordance with Section 8.3.1, and GSK will pay [***] of the royalties due on such Product in accordance with Section 8.3.1 [***].

(B) For the period beginning [***] years after the date of such First Commercial Sale and ending [***] years after the date of such First Commercial Sale, GSK will pay to OncoMed [***] of the royalties due on such Product in accordance with Section 8.3.1, and GSK will pay [***] of such royalties [***].

(C) If a [***] within [***] after the date of such First Commercial Sale, [***] and GSK will thereafter pay to OncoMed royalties on Net Sales of such a Product at the full rates in accordance with Section 8.3.4(a)(i).

(D) If a [***] within [***] after the date of such First Commercial Sale and there is [***], as set forth in Section 8.3.4(a)(v), [***], unless, at a later date, a [***], the GSK Development Compound included in such Product (as determined on a Product-by-Product and country-by-country basis), at which time GSK will pay royalties to OncoMed on Net Sales of such a Product at the full rates in accordance with Section 8.3.4(a)(i).

(iv) [***]. With respect to any Product sold in any country of the Territory in which there is [***] in such country that covers or claims [***] such Product (as determined on a Product-by-Product and country-by-country basis), then:

(A) For the period beginning on the date of such First Commercial Sale and ending [***] years after the date of such First Commercial Sale, GSK

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will pay to OncoMed [***] of the royalties due on such Product as in accordance with Section 8.3.1, and GSK will pay [***] of such royalties [***].

(B) For the period beginning [***] years after the date of such First Commercial Sale and ending [***] years after the date of such First Commercial Sale, GSK will pay to OncoMed [***] of the royalties due on such Product in accordance with Section 8.3.1, and GSK will pay [***] of such royalties [***].

(C) If a [***] within [***] years after the date of such First Commercial Sale, [***].

(D) If a [***] within [***] years after the date of such First Commercial Sale and [***] in the applicable country, as set forth in Section 8.3.4(a)(v), [***] unless, at a later date, a [***] such Product (as determined on a Product-by-Product and country-by-country basis), at which time GSK will pay royalties to OncoMed on Net Sales of such a Product at the rates determined in accordance with Section 8.3.4(a)(ii).

(v) [***]. If, on a country-by-country and Product-by-Product basis, there is [***], but there [***] such Product on the date of First Commercial Sale of such Product, GSK will pay OncoMed [***] equal to [***] of the royalties due on such Product in accordance with Section 8.3.1. OncoMed shall use Commercially Reasonable Efforts to [***]. For purposes of this Section 8.3.4(a)(v), any [***] after such disclosure. After OncoMed transfers such [***], in the event that GSK does [***], such royalty shall continue to be due to OncoMed.

(vi) The obligation to pay royalties under this Section 8.3 shall:

(A) commence, on a country-by-country and Product-by-Product basis, only if there is a:

[***]

in each of (1), (2), or (3), [***] that is covered by [***] of such Product in the applicable country; and

(B) expire, on a country-by-country and Product-by-Product basis, on the date upon which:

(1) a Third Party’s product or Third Parties’ products having [***] enters the market in a given country (so long as such Third Party’s product or Third Parties’ products were [***] from such Product); and

(2) such Third Party’s product or Third Parties’ products account for [***] or more of aggregate unit sales of such Product plus such Third Party’s product or Third Parties’ products in the given country during any Calendar Year.

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(vii) Notwithstanding anything to the contrary, only one royalty payment shall be due under this Section 8.3.4(a) with respect to the sale of any particular Product, regardless of whether multiple [***], cover or claim or relate to [***]. In the event that [***] such Product, the royalty payment due under this Section 8.3.4(a) will be the payment corresponding to the highest of the royalty payments determined under Section 8.3.4(a)(i), (ii), (iii), (iv), or (v), as applicable.

(b) [***]. In the event that [***], and the Parties [***] a Patent containing [***], the royalty rates determined in accordance with Section 8.3.1 for a Product will be reduced to an amount that will be [***] of the rates determined in accordance with Section 8.3.1.

(c) Incremental Royalties. The royalty rates determined in accordance with Section 8.3.1 are incremental rates, which apply only for the respective increment of annual Net Sales described in the annual Net Sales column. Thus, once a total annual Net Sales figure is achieved for a Calendar Year, the royalties owed on any lower tier portion of annual Net Sales are not adjusted up to the higher tier rate for such Calendar Year.

8.4 Payments to GSK.

8.4.1 After Termination by GSK.

(a) If GSK:

(i) terminates this Agreement in its entirety pursuant to Section 7.2.6 or 14.3.1, or

(ii) (A) terminates this Agreement on a Program-by-Program basis pursuant to Section 14.3.2; (B) elects not to exercise the GSK Program Option for a Candidate Selection Compound under Section 4.1; or (C) terminates the Development and Commercialization of a GSK Development Compound pursuant to Section 4.2.7; and

(b) OncoMed thereafter Develops and Commercializes any terminated [***] prior to such termination or GSK Development Compound as an OncoMed Development Compound;

(c) then OncoMed will pay to GSK a royalty of:

(i) [***] on Net Sales by OncoMed, its Affiliates, and its Sublicensees of any Product (or Combination Product, if applicable) containing such OncoMed Development Compound on a Product-by-Product basis and country-by-country basis; plus

(ii) [***] on such Net Sales if, prior to such termination, GSK Completed a Phase III Trial that served as a pivotal Clinical Trial in obtaining Regulatory Approval for such a Product; plus

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(iii) [***] on such Net Sales; provided that any Patent Controlled by GSK and licensed by GSK exclusively to OncoMed with respect to such Product pursuant to Section 5.5, including for example any Patent jointly owned by GSK and OncoMed, covers the [***].

(d) OncoMed’s obligation to pay to GSK such royalty payments under this Section 8.4.1 will begin, on a Product-by-Product basis on the date of First Commercial Sale of a Product (or Combination Product, if applicable) Commercialized by OncoMed, its Affiliates or Sublicensees in a country, and will end on the date upon which GSK has been paid an amount equal to [***] of those expenses actually incurred by GSK Developing or Commercializing all Collaboration Compounds under this Agreement, including without limitation the payment set forth in Section 8.1.1 (but not including any payment set forth in Section 8.1.2); provided that OncoMed’s obligation to pay to GSK a royalty payment of [***] on Net Sales as set forth in Section 8.4.1(c)(iii), if applicable, will continue until, and end on, the date upon which (A) a Third Party’s product or Third Parties’ products [***] enters the market in a given country (so long as such Third Party’s product or Third Parties’ products were [***]), and (B) such Third Party’s product or Third Parties’ products account for [***] or more of aggregate unit sales of such Product plus such Third Party’s product or Third Parties’ products in the given country during any Calendar Year.

8.4.2 After Termination by OncoMed.

(a) If OncoMed:

(i) terminates this Agreement (A) on a Program-by-Program basis pursuant to Section 14.2.1 for failure by GSK to use Commercially Reasonable Efforts, or (B) in its entirety pursuant to Section 14.2 for any other material breach of GSK, or (C) in its entirety pursuant to Section 14.4 or 14.5; and

(ii) thereafter Develops and Commercializes any Collaboration Compound from a terminated Program [***] prior to such termination or GSK Development Compound as an OncoMed Development Compound;

(b) then OncoMed will pay to GSK a royalty on Net Sales by OncoMed, its Affiliates, and its Sublicensees of Products (or Combination Products, if applicable) containing such OncoMed Development Compound, on a Product-by-Product basis and country-by-country basis, such royalty to be:

(i) [***] with respect to any Product containing such OncoMed Development Compound; and

(ii) [***] on such Net Sales of any Product containing such OncoMed Development Compound, provided that [***].

(c) OncoMed’s obligation to pay to GSK such royalty payments under this Section 8.4.2 will begin, on a Product-by-Product basis, on the date of First Commercial Sale of a Product (or Combination Product, if applicable) Commercialized by

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OncoMed, its Affiliates or Sublicensees in a country, and will continue until, and end on, the date upon which GSK has been paid an amount equal to [***]; provided that, if OncoMed terminates a Program as described in Section 8.4.2(a)(i)(A) or the entire Agreement as described in Section 8.4.2(a)(i)(B), OncoMed’s obligation to pay to GSK a royalty payment of [***] on Net Sales as set forth in Section 8.4.2(b)(ii), if applicable, will continue until, and end on expiration of the last Valid Claim in GSK intellectual property licensed to OncoMed [***] Product that is covered [***] the Product containing such OncoMed Development Compound. If OncoMed terminates this Agreement as described in Section 8.4.2(a)(i)(C), OncoMed’s obligation to pay to GSK a royalty payment of [***] on Net Sales as set forth in Section 8.4.2(b)(ii), if applicable, will continue until, and end on, the date upon which (A) a Third Party’s product or Third Parties’ products [***] enters the market in a given country (so long as such Third Party’s product or Third Parties’ products [***]), and (B) such Third Party’s product or Third Parties’ products account for [***] or more of aggregate unit sales of such Product plus such Third Party’s product or Third Parties’ products in the given country during any Calendar Year.

8.5 Royalty Payment Reports. After the First Commercial Sale of a Product and for so long as there is any obligation to pay royalties or milestone payments under this Agreement, GSK shall furnish to OncoMed a written report estimating the royalties owed in the just-ended Calendar Quarter, within [***] after the end of each Calendar Quarter. Royalty and Net Sales milestone payments for each Calendar Quarter (or portion thereof if this Agreement terminates during a Calendar Quarter) shall be due no later than [***] days after the end of each Calendar Quarter (or portion thereof if this Agreement terminates during a Calendar Quarter). With each quarterly payment, GSK shall deliver to OncoMed a full and accurate accounting to include at least the following information:

8.5.1 the Net Sales for the applicable Product by GSK, its Affiliates, and Sublicensees in the currency in which sales were made and in Dollars after the application of the exchange rate during the reporting period as reported in Section 8.5.3.

8.5.2 the royalties payable in Dollars that have accrued hereunder in respect of such Net Sales and the basis for calculating those royalties;

8.5.3 the exchange rates and other methodology used in converting into Dollars, from the currencies in which sales were made;

8.5.4 [***]; and

8.5.5 withholding taxes, if any, required by Laws to be deducted in respect of such royalties.

If OncoMed Commercializes a product on which royalties are due to GSK under the applicable provision in Section 8.4, OncoMed shall provide similar royalty payment reports to GSK, commencing with the First Commercial Sale of such product and continuing for the period during which royalty payments are due to GSK, containing the information set forth in this Section 8.5, above.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.6 Manner of Payment. All payments to be made by GSK or by OncoMed under this Agreement shall be made in Dollars by wire transfer of immediately available funds to such U.S. bank account as shall be designated by OncoMed or GSK, respectively. Late payments shall bear interest at the rate provided in Section 8.11.

8.7 Records Retention. Commencing with the First Commercial Sale of a Product by GSK or a product Commercialized by OncoMed, as applicable, GSK and OncoMed each shall keep, and shall cause each of its respective Affiliates, and Sublicensees, if any, to keep, full and accurate books of accounting in accordance with IFRS or GAAP, as applicable, containing all particulars that may be necessary for the purpose of calculating all royalties payable to the other Party under this Article 8 and Article 9, for a period of [***] after the Calendar Year in which such sales occurred, in sufficient detail to permit GSK or OncoMed, as applicable, to confirm the accuracy of royalties paid under this Agreement. Such books of accounting or, in the alternative, a Party’s financial consolidation system (including without limitation those of GSK’s and OncoMed’s respective Affiliates and Sublicensees, if any) shall be kept at their respective principal place of business.

8.8 Audits. During the Term and for a period of [***] thereafter, at the request and expense of a Party receiving royalties or Net Sales milestone payments, if any, under this Articles 8 and Article 9 (the “Payee”), the Party making any payment (the “Payor”) shall permit an independent, certified public accountant of nationally recognized standing appointed by the Payee, and reasonably acceptable to the Payor, at reasonable times and upon reasonable notice, but in no case more than once per Calendar Year thereafter, to examine such records as may be necessary for the sole purpose of verifying the calculation and reporting of Net Sales in the previous [***] and the correctness of any royalty payment made under this Agreement for the previous [***]. Results of any such examination shall be made available to both Payor and Payee. The independent, certified public accountant shall disclose to the Payee only the amount of royalties or Net Sales milestone payments, if any, that the independent auditor believes to be due and payable hereunder to the Payee, details concerning any discrepancy from the amount paid and the amount due, and shall disclose no other information revealed in such audit. Any and all records examined by such independent accountant shall be deemed the Payor’s Confidential Information which may not be disclosed by said independent, certified public accountant to any Third Party. If, as a result of any inspection of the books and records of the Payor, it is shown that a Payee’s payments under this Agreement were less than the amount which should have been paid, then the Payor shall pay all amounts required to be paid to eliminate any discrepancy revealed by such inspection within [***], including any interest on such amounts determined in accordance with Section 8.11; provided that such interest shall apply only to amounts payable during [***] prior to such inspection. The Payee shall pay for such audits, except that in the event that the royalty payments made by the Payor were less than [***] of the undisputed amounts that should have been paid during the period in question as per the audit, the Payor shall pay the reasonable costs of the audit.

8.9 Currency Exchange. All payments under this Agreement shall be payable, in full, in Dollars, regardless of the country(ies) in which sales are made. For the purposes of computing Net Sales of Products or products Commercialized by OncoMed that are sold in a currency other than Dollars, such currency shall be converted into Dollars as calculated

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

at the actual average rates of exchange for the pertinent quarter or year to date, as the case may be, as used by GSK or OncoMed in producing its quarterly and annual accounts, as confirmed by their respective auditors.

8.10 Taxes. In the event that the Payor is required to withhold any tax to the tax or revenue authorities in any country regarding any payment to the Payee due to the Laws of such country, such amount shall be deducted from the payment to be made by the Payor, and the Payor shall promptly notify the Payee of such withholding and, within a reasonable amount of time after making such deduction, furnish the Payee with copies of any tax certificate if such information has been provided by the relevant taxing authority or other documentation evidencing such withholding. Each of Payor and Payee agrees to cooperate with the other in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect. However, any such deduction or withholding shall be an expense of and borne solely by the Payee.

8.11 Interest Due. Without limiting any other rights or remedies available to either Party, each Party shall pay the other interest on any payments that are not paid on or before the date such payments are due under this Agreement at a rate of [***] calculated on the total number of days payment is delinquent.

9. DILIGENCE

9.1 OncoMed Requirements.

9.1.1 OncoMed will use Commercially Reasonable Efforts (a) during the Research Collaboration Term to [***]. If during the Term, OncoMed elects to conduct Development and Commercialization of a [***] provided by GSK pursuant to Section 7.1.3, then OncoMed will use Commercially Reasonable Efforts to progress such [***].

9.1.2 The Parties acknowledge and agree that OMP21M18 has been designated a Candidate Selection Compound and, beginning on the Effective Date, OncoMed will use Commercially Reasonable Efforts to progress OMP21M18 [***]. In addition, the Parties acknowledge and agree that the Target 1 Program is an active Program and, beginning on the Effective Date, OncoMed will use Commercially Reasonable Efforts to continue to progress Collaboration Compounds in the Target 1 Program to Candidate Selection. OncoMed will use Commercially Reasonable Efforts to [***], which selection shall be based on then-current scientific information.

9.1.3 OncoMed and GSK may agree through the JSC to progress more than [***] Collaboration Compound within a Program through Candidate Selection and through to Completion of the PoC Trials for each such Program in accordance with Section 2.2.1(m); provided that OncoMed will have no obligation to do so after [***] and further provided that the decision to progress [***] Collaboration Compound within a Program must be agreed by the Parties and any disputes arising therefrom shall not be submitted to arbitration for resolution.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.1.4 If OncoMed elects to progress a [***] pursuant to Section 7.1.3, OncoMed shall use Commercially Reasonable Efforts to Complete [***], in accordance with Section 3.6.2.

9.1.5 If OncoMed elects to progress a Candidate Selection Compound pursuant to Section 4.1.5(c), 4.2.7(d), 7.2.2, 7.2.3, or 7.2.4, OncoMed shall use Commercially Reasonable Efforts to Complete [***], in accordance with Section 3.6.2.

9.1.6 If activities regarding a Collaboration Compound in a Program are terminated by the JSC:

(a) During the Research Collaboration Term because such Collaboration Compound did not meet the Candidate Selection Criteria for such Program or because the JSC agrees that Research and Development efforts around such Collaboration Compound should be terminated, and (i) there are no other Collaboration Compounds [***] progressing in such Program at an earlier stage of Development, (ii) no other Collaboration Compounds have met the Candidate Selection Criteria for such Program and (iii) a Collaboration Compound has not met the Candidate Selection Criteria in [***] Programs, OncoMed will use Commercially Reasonable Efforts to [***]. If the Parties cannot agree on a new Program to progress, such matter will not be submitted to arbitration for resolution.

(b) Prior to Commencement of the PoC Trials, but after Candidate Selection, for such Program and (i) no other Candidate Selection Compounds in such Program are being progressed, either at an earlier or later stage of Development and (ii) PoC Trials have not been initiated for [***]. If the Parties cannot agree on a new Program to progress, such matter will not be submitted to arbitration for resolution.

9.1.7 If OncoMed fails to use Commercially Reasonable Efforts to progress any Collaboration Compound in accordance with Sections 9.1.1–9.1.6, GSK shall have the right to terminate the relevant Program in accordance with Section 14.2.1.

9.2 GSK Requirements. Upon GSK’s exercise of any GSK Program Option, GSK will use Commercially Reasonable Efforts during the Term to Develop and Commercialize GSK Development Compounds and any Products containing such GSK Development Compounds. If GSK fails to use Commercially Reasonable Efforts as set forth in the preceding sentence, OncoMed will have the right to terminate the relevant Program in accordance with Section 14.2.1.

10. REPRESENTATIONS, WARRANTIES, AND COVENANTS; DISCLAIMERS; LIMITATION OF LIABILITY

10.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party as of the Effective Date that:

10.1.1 such Party is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.1.2 execution of this Agreement and the performance by such Party of its obligations hereunder have been duly authorized;

10.1.3 this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof;

10.1.4 the performance of this Agreement by it does not create a breach or default under any other agreement to which it is a party;

10.1.5 the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party;

10.1.6 no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Laws, rules or regulations currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements except as may be required under the Series B-2 Preferred Stock Purchase Agreement or, upon exercise of a GSK Program Option, to obtain Hart-Scott-Rodino clearance; and

10.1.7 to its knowledge, such Party has not employed and has not used a contractor or consultant that has employed, any individual or entity debarred by the FDA (or subject to a similar sanction of other Regulatory Authorities in the Territory), or, to its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of other Regulatory Authorities in the Territory), in the conduct of its activities prior to the Effective Date.

10.2 Additional Representations and Warranties of OncoMed. OncoMed hereby represents and warrants to GSK, as of the Effective Date, that, to its knowledge:

10.2.1 OncoMed Controls, and has the right to grant all rights and licenses it grants to GSK hereunder with respect to, the OncoMed Licensed Patents and OncoMed Licensed Know-How;

10.2.2 there is no pending litigation that alleges that the OncoMed Licensed Patents are invalid or unenforceable, or that OncoMed has misappropriated any intellectual property rights of any Third Party;

10.2.3 there is no pending litigation that alleges that OncoMed’s activities with respect to Collaboration Compounds have infringed or misappropriated any intellectual property rights of any Third Party and in the event OncoMed becomes aware at any time during the Term that any aspect of this Section 10.2.3 is no longer accurate, it shall promptly inform GSK in writing of the same;

10.2.4 OncoMed has not, as of the Effective Date, granted any right or license to any Third Party relating to any of the OncoMed Licensed Patents or OncoMed Licensed Know-How that would conflict or interfere with any of the rights or licenses granted to GSK hereunder and in the event OncoMed becomes aware at any time during the Term that any aspect of this Section 10.2.4 is no longer accurate, it shall promptly inform GSK in writing of the same; and

10.2.5 OncoMed has disclosed to GSK all material data and information, and all material correspondence to or from any Regulatory Authority, relating to any and all of OncoMed’s Collaboration Compounds in existence as of the Effective Date.

10.3 Mutual Covenants. Each Party hereby covenants to the other Party that:

10.3.1 all employees of such Party or its Affiliates working under this Agreement shall be under the obligation to assign all right, title and interest in and to their inventions and discoveries, whether or not patentable, if any, to such Party as the sole owner thereof;

10.3.2 such Party shall (a) perform its activities pursuant to this Agreement in compliance with GLP, GCP, and GMP, in each case as applicable under the Laws and regulations of the country and the state and local government wherein such activities are conducted; (b) with respect to the care, handling and use in Research and Development activities hereunder of any non-human animals by or on behalf of such Party, at all times comply (and shall ensure compliance by any of its subcontractors) with all Laws, with current best practices for comparable-sized pharmaceutical companies for the proper care, handling and use of animals in Research and Development activities, and with the “3R Principles” (reducing the number of animals used, replacing animals with non-animal methods whenever possible and refining the research techniques used), subject to the other Party’s reasonable right of inspection; and (c) promptly and in good faith undertake reasonable corrective steps and measures to remedy the situation to the extent that any significant deficiencies are identified as a result of such inspection;

10.3.3 Neither Party shall employ (or, to the best of its knowledge, shall not use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of other Regulatory Authorities in the Territory), or, to the best of its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of other Regulatory Authorities in the Territory), in the conduct of its activities under this Agreement;

10.3.4 Neither Party shall, during the Term, grant any right or license to any Third Party relating to any of the intellectual property rights it Controls which would conflict or interfere with any of the rights or licenses granted to the other Party hereunder; and

10.3.5 Each Party shall disclose to the other Party all material data and information, and all material correspondence to or from any Regulatory Authority, relating to any and all Collaboration Compounds Developed and/or Commercialized under this Agreement.

10.4 Additional Covenants of GSK. GSK covenants that it shall perform it obligations and exercise it rights hereunder in compliance with all Laws. GSK further covenants that it shall not knowingly engage in any activities that use the OncoMed Licensed Patents and/or OncoMed Licensed Know-How in a manner that is outside the scope of the license rights granted to it hereunder or that infringe the intellectual property rights of any Third Party.

10.5 DISCLAIMERS.

10.5.1 EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, ONCOMED MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ONCOMED LICENSED PATENTS, ONCOMED LICENSED KNOW-HOW, ANY ONCOMED CONFIDENTIAL INFORMATION, OR ANY LICENSE GRANTED BY ONCOMED HEREUNDER, OR WITH RESPECT TO ANY COLLABORATION COMPOUNDS OR PRODUCTS. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY THAT ANY PATENT OR OTHER PROPRIETARY RIGHTS INCLUDED IN THE ONCOMED LICENSED PATENTS ARE VALID OR ENFORCEABLE OR THAT USE OF THE ONCOMED LICENSED PATENTS AND ONCOMED LICENSED KNOW-HOW CONTEMPLATED HEREUNDER DOES NOT INFRINGE ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

10.5.2 EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, GSK MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY GSK CONFIDENTIAL INFORMATION OR ANY LICENSE GRANTED BY GSK HEREUNDER, OR WITH RESPECT TO ANY GSK DEVELOPMENT COMPOUNDS OR PRODUCTS. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY THAT USE OF THE GSK CONFIDENTIAL INFORMATION CONTEMPLATED HEREUNDER DOES NOT INFRINGE ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

10.6 LIMITATION OF LIABILITY. EXCEPT FOR A BREACH OF ARTICLE 12 OR FOR CLAIMS OF A THIRD PARTY THAT ARE SUBJECT TO INDEMNIFICATION UNDER ARTICLE 13, NEITHER PARTY SHALL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE, OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OF BUSINESS).

11. INTELLECTUAL PROPERTY

11.1 Ownership of Inventions. Inventorship of inventions conceived or reduced to practice in the course of activities performed under or contemplated by this Agreement shall be determined by application of U.S. patent Laws pertaining to inventorship. If such inventions are jointly invented by one or more employees, consultants or contractors of each Party, such inventions shall be jointly owned (each such invention, a “Joint Invention”), and if one or more claims included in an issued Patent or pending Patent application which is filed in a patent office in the Territory claim such Joint Invention, such issued Patent or such pending Patent application shall be jointly owned (each such patent application or patent, a “Joint Patent”). If an invention is solely invented by an employee, consultant or contractor of a Party, such invention shall be solely owned by such Party, and any Patent application filed claiming such solely owned invention shall also be solely owned by such Party. Each Party shall enter into binding agreements obligating all employees, consultants and contractors performing activities under or contemplated by this Agreement, including without limitation activities related to the Collaboration Compounds or Products, to assign his or her interest in any invention conceived or reduced to practice in the course of such activities to the Party for which such employee, consultant or contractor is providing its services.

11.2 Filing, Prosecution, and Maintenance of Patents.

11.2.1 OncoMed Licensed Patents. OncoMed shall be responsible, at its own cost and expense, using patent counsel selected by OncoMed (for avoidance of doubt, all references in this Article 11 to “patent counsel” shall include inside patent counsel as well as outside patent counsel), for the preparation, filing, prosecution (including without limitation any interferences, reissue proceedings, cancellations, oppositions and reexaminations) and maintenance of OncoMed Licensed Patents. In the event a Collaboration Compound being Developed by OncoMed meets the Lead Generation Criteria OncoMed shall inform the JPS and provide a description of data and information with respect to such Collaboration Compound. OncoMed shall reasonably consult with GSK, through the JPS, and shall consider any GSK comments in good faith, with respect to the preparation, filing, prosecution and maintenance of the OncoMed Licensed Patents. OncoMed shall provide to GSK copies of any papers relating to the filing, prosecution or maintenance of the OncoMed Licensed Patents promptly upon their being filed or received. GSK may, from time to time, identify in writing to OncoMed certain countries in which GSK desires that OncoMed file, prosecute and maintain OncoMed Licensed Patents and OncoMed may, subject to Section 11.2.4, thereafter file, prosecute and maintain such OncoMed Licensed Patents in such country or countries or OncoMed may, subject to Section 11.2.4, transfer to GSK the authority to file, prosecute and maintain such OncoMed Licensed Patents; provided that any and all prosecution activities by GSK will be at GSK’s sole cost and expense and will require OncoMed’s review and prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. OncoMed shall not knowingly take any action during prosecution and maintenance of the OncoMed Licensed Patents that would materially adversely affect them (including any reduction in claim scope), without consultation with GSK. This shall not be construed as any assignment of any OncoMed Licensed Patent to GSK.

11.2.2 Joint Patents. In the event an invention or discovery is made relating to a Collaboration Compound being Developed or Commercialized under this Agreement the Parties shall inform the JPS and provide a description of data and information with respect to such Collaboration Compound necessary for determining whether to file a patent application with respect to such discovery or invention relating to such Collaboration Compound. The JPS shall determine inventorship. If it is determined the invention is a Joint Invention relating to a Collaboration Compound that was invented (a) prior to GSK’s exercise of a GSK Program Option for such Collaboration Compound, then OncoMed shall be responsible, using patent counsel selected by OncoMed, for the preparation, filing, prosecution (including without limitation any interferences, reissue proceedings, cancellations, oppositions and reexaminations) and maintenance of such Joint Patent, or (b) after GSK’s exercise of a GSK Program Option for such Collaboration Compound, then GSK shall be responsible, using patent counsel selected by GSK, for the preparation, filing, prosecution (including without limitation any interferences, reissue proceedings, cancellations, oppositions and reexaminations) and maintenance of such Joint Patent (OncoMed or GSK, as applicable, the “Prosecuting Party”). Any dispute with respect to such inventorship determination by the JPS shall be resolved in accordance with Section 2.4.3. The Prosecuting Party shall reasonably consult with the other Party, and shall consider any comments from the other Party in good faith, with respect to the preparation, filing, prosecution and maintenance of such Joint Patent. The Prosecuting Party shall provide to such other Party copies of any papers relating to the filing, prosecution or maintenance of such Joint Patent promptly upon their being filed or received. The other Party may, from time to time, identify in writing to the Prosecuting Party certain countries in which the non-Prosecuting Party desires that the Prosecuting Party file, prosecute and maintain Joint Patents and the Prosecuting Party shall, subject to Section 11.2.4, thereafter file, prosecute and maintain such Joint Patents in such country or countries. The Prosecuting Party shall not knowingly take any action during prosecution and maintenance of such Joint Patent that would materially adversely affect them (including any reduction in claim scope), without consultation with such other Party. The Parties shall share equally all reasonable costs and expenses related to the preparation, filing, prosecution and maintenance of any Joint Patents.

11.2.3 GSK Patents. GSK shall be responsible, at its own cost and expense, using patent counsel selected by GSK, for the preparation, filing, prosecution (including without limitation any interferences, reissue proceedings, cancellations, oppositions and reexaminations) and maintenance of Patents Controlled by GSK which cover an OncoMed Development Compound and which are licensed to OncoMed under Section 5.5. After a Collaboration Compound becomes an OncoMed Development Compound, GSK shall reasonably consult with OncoMed, through the JPS, and shall consider any OncoMed comments in good faith, with respect to the preparation, filing, prosecution and maintenance of any such Patents. GSK shall provide to OncoMed copies of any papers relating to the filing, prosecution or maintenance of such Patents promptly upon their being filed or received. GSK shall not knowingly take any action during prosecution and maintenance of such Patents that would materially adversely affect such Patents (including any reduction in claim scope), without consultation with OncoMed. In the event GSK decides not to file, prosecute or maintain certain Patents Controlled by GSK and covering any OncoMed Development Compound, OncoMed shall have the option to take up or progress any such filing, prosecution or maintenance of such Patents, at OncoMed’s own cost and expense, to the extent they claim or cover an OncoMed

Development Compound. This shall not be construed as any assignment of any Patent Controlled by GSK to OncoMed.

11.2.4 Patent Abandonment. In no event will either Party permit [***] to be abandoned in any country in the Territory, or elect not to file a new Patent application claiming priority to a Patent application within [***] either [***], without the other Party first being given an opportunity to assume full responsibility for the continued prosecution and maintenance of such Patents, or the filing of such new Patent application. Each Party shall provide the other Party with notice of the allowance and expected issuance date of any Patent within such Patents, and any of the aforementioned filing deadlines, and such Party shall provide such other Party with prompt notice as to whether it desires to file such new Patent application. In the event that a Party responsible for the filing, prosecution and maintenance of Patents under Section 11.2.1, 11.2.2, or 11.2.3 (the “Filing Party”) decides either (a) not to continue the prosecution or maintenance of a Patent application or Patent in any country or (b) not to file a new Patent application requested to be filed by the other Party (the “Non-Filing Party”), the Filing Party shall provide the Non-Filing Party with notice of this decision at least [***] prior to any pending lapse or abandonment thereof. In such event, the Filing Party shall provide the Non-Filing Party with an opportunity to assume responsibility, at the Non-Filing Party’s own cost and expense of the filing and/or further prosecution and maintenance of such Patents or Patent applications and any Patent issuing thereon; provided that any and all prosecution activities by the Non-Filing Party will require the Filing Party’s review and prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned. In the event that the Non-Filing Party assumes such responsibility for such filing, prosecution and maintenance costs, the Non-Filing Party shall have the right to transfer the responsibility for such filing, prosecution and maintenance of such Patent applications and Patents to patent counsel selected by the Non-Filing Party and reasonably acceptable to the Filing Party. Such Patent applications and Patents shall otherwise continue to be subject to all of the terms and conditions of the Agreement in the same manner and to the same extent as the other such Patents.

11.3 Enforcement of OncoMed Licensed Patents Against Infringers.

11.3.1 Enforcement.

(a) In the event that OncoMed or GSK become aware of a suspected infringement of any OncoMed Licensed Patent or any OncoMed Licensed Patent is challenged in any action or proceeding (other than any oppositions, cancellations, interferences, reissue proceedings or reexaminations, which are addressed above), such Party shall notify the other Party promptly.

(b) With respect to actions relating to any OncoMed Licensed Patent prior to the exercise by GSK of the GSK Program Option, OncoMed will have the first right, but not an obligation, to bring any action or proceeding anywhere in the Territory, at its own expense, in its own name and entirely under its own direction and control. GSK shall reasonably assist OncoMed, at OncoMed’s expense with respect to external costs, in any such action or proceeding if so requested, and GSK shall have the right to participate and be represented in any such suit by GSK’s own counsel at its own expense. No settlement of any such action or proceeding which restricts or adversely affects the scope of the license granted by

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

OncoMed to GSK under the terms of this Agreement will be entered into by OncoMed without the prior written consent of GSK, which consent shall not be unreasonably withheld, delayed or conditioned. OncoMed will have an obligation to consult with GSK and will take any GSK comments into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in an OncoMed Licensed Patent. OncoMed shall provide to GSK copies of any papers relating to the infringement and/or validity litigation of the involved OncoMed Licensed Patents promptly upon their being filed or received.

(c) With respect to actions relating to any OncoMed Licensed Patent that covers a GSK Development Compound or a Product containing such GSK Development Compound, as soon as possible after notification of such suspected infringement or challenge, the Parties will meet and confer, through the JPS, regarding litigation strategy, choice of and use of outside counsel. All decisions relating to such action or proceeding will be agreed by the Parties through the JPS, in accordance with Section 2.4.3. [***].

(d) With respect to any action relating to any OncoMed Licensed Patent that covers a GSK Development Compound or a Product containing such GSK Development Compound, if OncoMed elects not to be involved in any action or proceeding as described in Section 11.3.1(c), then GSK may bring such action or proceeding at its sole expense, in its own name and entirely under its own direction and control, subject to the following. OncoMed will reasonably assist GSK (at GSK’s expense with respect to external costs) in any such action or proceeding if so requested, and will lend its name to such actions or proceedings if requested by GSK or required by Laws. No settlement of any such action or proceeding which restricts the scope, or adversely affects the enforceability, of an OncoMed Licensed Patent shall be entered into by GSK without the prior written consent of OncoMed, which consent shall not be unreasonably withheld, delayed or conditioned. GSK shall not knowingly take any action during such litigation of the OncoMed Licensed Patents that would materially adversely affect any such OncoMed Licensed Patent, without the prior written consent of OncoMed, which consent shall not be unreasonably withheld, delayed or conditioned.

(e) To the extent applicable, for infringement actions similar to those contemplated under 35 U.S.C. Section 271(e)(2) where GSK has exercised a GSK Program Option under Section 4.1 and where GSK is the holder of the applicable BLA or MAA, GSK has the sole right to initiate legal action or proceedings to enforce, at its sole expense, all OncoMed Licensed Patents licensed to GSK pursuant to Section 5.1, against infringement or misappropriation by Third Parties or defend any declaratory judgment action relating thereto. Such activities shall be at the sole expense of GSK. No settlement of any such action or proceeding which restricts the scope, or adversely affects the enforceability, of an OncoMed Licensed Patent may be entered into by GSK without the prior written consent of OncoMed, which consent shall not be unreasonably withheld, delayed or conditioned. GSK will have the obligation to consult with OncoMed and will take any OncoMed comments into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in an OncoMed Licensed Patent. GSK will provide to OncoMed copies of any papers relating to the infringement and/or validity litigation of the involved OncoMed Licensed Patents promptly upon the filing or receipt of such papers. GSK will not

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

knowingly take any action during such litigation of the OncoMed Licensed Patents that would materially adversely affect them, without consultation with OncoMed.

11.3.2 Withdrawal. If either Party brings an action or proceeding under this Section 11.3 and subsequently ceases to pursue or withdraws from such action or proceeding, it shall promptly notify the other Party and the other Party may substitute itself for the withdrawing Party under the terms of this Section 11.3.

11.3.3 Damages. In the event that either Party exercises the rights conferred in this Section 11.3 and recovers any damages or other sums in such action, suit or proceeding or in settlement thereof, such damages or other sums recovered shall first be applied to all out-of-pocket costs and expenses incurred by the Parties in connection therewith, including without limitation attorneys’ fees. If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be shared in proportion to the total of such costs and expenses incurred by each Party. If after such reimbursement any funds shall remain from such damages or other sums recovered, such funds shall be distributed between the Parties as if such funds were Net Sales subject to Section 8.3.

11.4 Patent Term Extension. OncoMed and GSK shall each cooperate with one another and shall use Commercially Reasonable Efforts in obtaining patent term extension or supplemental protection certificates or their equivalents in any country with respect to Patents covering the Products, as applicable. If elections with respect to obtaining such patent term extensions are to be made, GSK shall have the right to make the election to seek patent term extension or supplemental protection, provided that such election will be made so as to maximize the period of marketing exclusivity for the Product, if available. For such purpose, for all Regulatory Approvals GSK shall provide OncoMed with written notice of any expected Regulatory Approval at least [***] prior to the expected date of Regulatory Approval, as well as notice within [***] of receiving each Regulatory Approval confirming the date of such Regulatory Approval.

11.5 Enforcement of GSK Patents.

11.5.1 In the event that OncoMed or GSK become aware of a suspected infringement of any Patent Controlled by GSK and covering a Collaboration Compound or any such Patent is challenged in any action or proceeding (other than any oppositions, cancellations, interferences, reissue proceedings or reexaminations, which are addressed above), such Party shall notify the other Party promptly.

11.5.2 With respect to actions relating to any Patents Controlled by GSK and covering an OncoMed Development Compound or a Product containing an OncoMed Development Compound where such Patents are licensed to OncoMed under Section 5.5, GSK will have the first right, but not an obligation, to bring any action or proceeding anywhere in the Territory, at its own expense, in its own name and entirely under its own direction and control. OncoMed shall reasonably assist GSK, at GSK’s expense with respect to external costs, in any such action or proceeding if so requested, and OncoMed shall have the right to participate and be represented in any such suit by OncoMed’s own counsel at its own expense. No settlement of any such action or proceeding which restricts or adversely affects the scope of any licenses

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

granted by GSK to OncoMed under the terms of this Agreement will be entered into by GSK without the prior written consent of OncoMed, which consent shall not be unreasonably withheld, delayed or conditioned. GSK will have an obligation to consult with OncoMed and will take any OncoMed comments into good faith consideration with respect to the infringement, claim construction, or defense of the validity or enforceability of any claim in any such Patent. GSK shall provide to OncoMed copies of any papers relating to the infringement and/or validity litigation of the involved Patents promptly upon their being filed or received.

11.6 Regulatory Data Protection. To the extent required by or permitted by Law, each Party will use commercially reasonable efforts to promptly, accurately and completely list, with the applicable Regulatory Authorities during the Term, all applicable Patents for any Collaboration Compound or Product that such Party intends to, or has begun to Commercialize, and that have become the subject of a marketing application submitted to the relevant Regulatory Authority. Prior to such listings, the Parties will meet to evaluate and identify all applicable Patents. Notwithstanding the preceding sentence, the Party responsible for marketing the applicable Collaboration Compound or Product will retain final decision-making authority as to the listing of all applicable Patents for such Collaboration Compound or Product, regardless of which Party owns such Patents.

11.7 Defense Against Claims of Infringement of Third Party Patents. If a Third Party asserts that a Patent or other right owned by it is or has been infringed by the manufacture, use, sale, offer for sale, or import of a Collaboration Compound or Product in the Territory, the Party first obtaining knowledge of such a claim shall immediately provide the other Party notice of such claim through the JPS along with the related facts in reasonable detail. In such event, unless the Parties otherwise agree, the Party being sued may, in its absolute discretion and at its own cost and expense, choose to respond to and/or defend, such suit. The other Party shall cooperate with the Party being sued, at such Party’s reasonable request and expense, and shall have the right to be represented separately by counsel of its own choice. The Party being sued shall also control settlement of such claim; provided, however, that no settlement shall be entered into without the prior consent of the other Party if such settlement would adversely affect the rights and benefits of, or impose or adversely affect any obligations on, such other Party.

11.8 Third Party Licenses.

11.8.1 If either Party reasonably determines that (a) any licenses existing as of the Effective Date to any Third Party intellectual property rights, or (b) on or after the Effective Date, certain Third Party intellectual property rights, are necessary for (i) the Development or Commercialization of a Product, where such Third Party intellectual property rights are necessary for use of any Collaboration Compound in connection with the relevant Collaboration Target for the indications designated pursuant to Section 3.6.2, or for any license that may be required for the use or exploitation of Licensed Intellectual Property as contemplated under this Agreement for the Research, manufacture, or use of Collaboration Compounds and Products, or (ii) to manufacture or commercialize any Product, then such Party will notify the JSC.

11.8.2 If the JSC determines that it needs to obtain one or more licenses from one or more Third Parties for such Development and/or Commercialization, the JSC will determine which Party will negotiate the most favorable license. The chosen Party shall obtain a license to such Third Party intellectual property, with the right to sublicense, in order to permit both Parties to conduct their obligations under the Agreement. Subject to the foregoing, the terms and conditions involved in obtaining such rights shall be determined at such chosen Party’s sole discretion. If such chosen Party is unsuccessful in obtaining such rights, then the other Party shall have the right (but not the obligation) to negotiate and obtain rights from such Third Party at its sole discretion and expense.

11.8.3 OncoMed shall [***]. With respect to any Third Party license necessary for the Commercialization of a Product (other than any license described in the foregoing sentence), including without limitation under any Third Party license under Patents set forth in Exhibit 11.8.3(b), to the extent such Patents relate to Collaboration Compounds, Candidate Selection Compound, GSK Development Compounds, and/or Products, [***] for any such license(s) required from a Third Party, including, for example, any license for rights to the composition of matter of, a method of treatment using, the manufacture of, or formulation of, a Collaboration Compound or Product.

12. NONDISCLOSURE OF CONFIDENTIAL INFORMATION

12.1 Nondisclosure. Each Party agrees that, during the Term and for a period of ten (10) years thereafter, a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) (or that has received any such Confidential Information from the Disclosing Party prior to the Effective Date) shall (a) maintain in confidence such Confidential Information using reasonable efforts, but not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary industrial information of similar kind and value, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement).

12.2 Exceptions. The obligations in Section 12.1 shall not apply with respect to any portion of the Confidential Information that the Receiving Party can show by competent proof:

12.2.1 is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;

12.2.2 was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

12.2.3 is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use; or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.2.4 is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party.

12.3 Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

12.3.1 filing or prosecuting patents;

12.3.2 submitting Regulatory Filings and obtaining Regulatory Approvals;

12.3.3 prosecuting or defending litigation, including without limitation responding to a subpoena in a Third Party litigation;

12.3.4 subject to Section 12.5, complying with Laws (including without limitation the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial process, if in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance; and

12.3.5 disclosure, solely on a “need to know basis”, to Affiliates, potential and future collaborators (including Sublicensees), potential or actual acquirers, merger partners, or assignees permitted under Section 16.5, potential or actual Research and Development collaborators, subcontractors, investment bankers, investors, lenders, or other potential financial partners, and their and each of the Parties’ respective directors, employees, contractors and agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Article 12; provided, however, that, in each of the above situations, the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 12.3.5 to treat such Confidential Information as required under this Article 12.

If and whenever any Confidential Information is disclosed in accordance with this Section 12.3, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (otherwise than by breach of this Agreement). Where reasonably possible and subject to Section 12.5 and other than pursuant to Section 12.3.5, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make such disclosure pursuant to this Section 12.3 sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information.

12.4 Terms of this Agreement. The Parties acknowledge that this Agreement, the Series B-2 Preferred Stock Purchase Agreement and all of the respective terms of this Agreement and the Series B-2 Preferred Stock Purchase Agreement shall be treated as Confidential Information of both Parties.

12.5 Securities Filings. In the event either Party proposes to file with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document which describes or refers to the terms and conditions of this Agreement or the Series B-2 Preferred Stock Purchase Agreement under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable securities Law, the Party shall notify the other Party of such intention and shall provide such other Party with a copy of relevant portions of the proposed filing not less than [***] prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), including without limitation any exhibits thereto relating to the terms and conditions of this Agreement, and shall use reasonable efforts to obtain confidential treatment of the terms and conditions of this Agreement and the Series B-2 Preferred Stock Purchase Agreement that such other Party requests be kept confidential, and shall only disclose Confidential Information that it is advised by counsel is legally required to be disclosed or required to be disclosed. No such notice shall be required under this Section 12.5 if the description of or reference to this Agreement contained in the proposed filing has been included in any previous filing made by the either Party hereunder or otherwise approved by the other Party.

12.6 Relationship to Confidentiality Agreement. This Agreement supersedes the Confidential Disclosure Agreement between the Parties executed February 27, 2007 and the Confidential Disclosure Agreement between the Parties executed May 25, 2007, as amended, provided that all “Confidential Information” disclosed or received by the Parties thereunder shall be deemed “Confidential Information” hereunder and shall be subject to the terms and conditions of this Agreement.

12.7 Publications.

12.7.1 Publication by GSK. After exercise of a GSK Program Option, GSK may publish or present data and/or results relating to a GSK Development Compound or Product in scientific journals and/or at scientific conferences, subject to the prior review and comment by OncoMed as follows. GSK shall provide OncoMed with the opportunity to review any such proposed abstract, manuscript or presentation by delivering a copy thereof to OncoMed no less than [***] before its intended submission for publication or presentation. OncoMed shall have [***] after its receipt of any such abstract, manuscript or presentation in which to notify GSK in writing of any specific objections to the disclosure of Confidential Information of OncoMed (including without limitation OncoMed Licensed Know-How). In the event OncoMed objects to the disclosure in writing within such [***] period, GSK agrees not to submit the publication or abstract or make the presentation containing the objected-to information until the Parties have agreed to the content of the proposed disclosure, and GSK shall delete from the proposed disclosure any OncoMed Confidential Information upon the reasonable request by OncoMed. Once any such abstract or manuscript is accepted for publication, GSK will provide OncoMed with a copy of the final version of the manuscript or abstract.

12.7.2 Publication by OncoMed. OncoMed may publish or present data and/or results relating to a Collaboration Compound, Product or the activities conducted under this Agreement in scientific journals and/or at scientific conferences, subject to the prior review and comment by GSK as follows. OncoMed shall provide GSK with the opportunity to review any such proposed abstract, manuscript or presentation by delivering a copy thereof to GSK no less than [***] before its intended submission for publication or presentation. GSK

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

shall have [***] after its receipt of any such abstract, manuscript or presentation in which to notify OncoMed in writing of any specific objections to the disclosure of Confidential Information of GSK. In the event GSK objects to the disclosure in writing within such [***] period, OncoMed agrees not to submit the publication or abstract or make the presentation containing the objected-to information until the Parties have agreed to the content of the proposed disclosure, and OncoMed shall delete from the proposed disclosure any GSK Confidential Information upon the reasonable request of GSK. Once any such abstract or manuscript is accepted for publication, OncoMed will provide GSK with a copy of the final version of the manuscript or abstract. The Parties acknowledge that publications relating to Collaboration Compounds submitted for publication by OncoMed prior to the Effective Date shall not be subject to the above review procedure.

12.7.3 Publication of Clinical Trial Results. GSK will have the right to publish summaries of results of all Clinical Trials conducted by GSK with respect to a Product or Combination Product incorporating a GSK Development Compound on GSK’s Clinical Trial register; provided, however, that GSK will use reasonable effort to provide such summaries to OncoMed at least [***] prior to publishing such summaries for the purposes of preparing any necessary Patent filings. It is understood that the Parties will collaborate to ensure that the data is reviewed to ensure adequate patent protection is obtained in advance of publication of such data.

12.8 Publicity. Upon execution of this Agreement, the Parties shall issue the press release announcing the existence of this Agreement in the form and substance as set forth in Exhibit 12.8. Each Party agrees not to issue any other press release or other public statement disclosing other information relating to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party, except that OncoMed may disclose such financial information, including without limitation the total upfront payment under Sections 8.1.1 and 8.1.2, as deemed necessary by OncoMed for presentation at professional conferences, symposia and other similar meetings (including without limitation one-on-one sessions) where the audience is primarily investors; provided that OncoMed does not disclose the breakdown of the upfront payment under Sections 8.1.1 and 8.1.2 nor the premium on the equity purchase, except that OncoMed shall be permitted to disclose such information in discrete meetings with potential investors. Notwithstanding the foregoing, any disclosure that is required by Laws (including without limitation the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), or the rules of a securities exchange or the Securities and Exchange Commission or the securities regulations of any state or other jurisdiction, as reasonably advised by the disclosing Party’s counsel, may be made; provided, however, that any such required disclosure will not contain confidential business or technical information, including without limitation Confidential Information, and, if disclosure of such information is required by Laws or such rules or regulations, the Parties will use appropriate diligent efforts to minimize such disclosure and obtain confidential treatment for any such information that is disclosed to a governmental agency. Each Party agrees to provide to the other Party a copy of any public announcement regarding this Agreement or the subject matter thereof as soon as reasonably practicable under the circumstances prior to its scheduled release. Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any such announcement at least [***] prior to its scheduled release. Each Party shall have the right

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to expeditiously review and recommend changes to any such announcement and, except as otherwise required by Laws or such rules or regulations, the Party whose announcement has been reviewed shall remove any Confidential Information of the reviewing Party that the reviewing Party reasonably deems to be inappropriate for disclosure. The contents of any announcement or similar publicity that has been reviewed and approved by the reviewing Party (including without limitation the press release set forth in Exhibit 12.8) can be re-released by either Party without a requirement for re-approval. Nothing in this Section 12.8 shall be construed to prohibit GSK, OncoMed or their respective Affiliates or Sublicensees from making a public announcement or disclosure to their respective actual or potential partners, investors, bankers, or acquirers or a public announcement or disclosure regarding the stage of Development of Collaboration Compounds, GSK Development Compounds and Products or disclosing Clinical Trial results with respect thereto, as may be required by Laws or such rules or regulations, as reasonably advised by GSK’s (or its Affiliates’ or Sublicensees’) or OncoMed’s (or its Affiliates’ or Sublicensees’) counsel.

13. INDEMNITY AND INSURANCE

13.1 GSK Indemnity. GSK shall indemnify, defend and hold harmless OncoMed and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives (the “OncoMed Indemnitees”), from and against any and all claims, threatened claims, damages, losses, suits, proceedings, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney’s fees) or judgments, whether for money or equitable relief, of any kind (“Losses and Claims”), to the extent arising out of or relating to, directly or indirectly: (a) the negligence, recklessness or wrongful intentional acts or omissions of GSK, its Affiliates, and/or its Sublicensees and its or their respective directors, officers, employees and agents, in connection with GSK’s performance of its obligations or exercise of its rights under this Agreement; (b) any breach by GSK of any representation, warranty, or covenant set forth in Article 10; and (c) the Research, Development, Commercialization (including without limitation promotion, advertising, offering for sale, sale or other disposition), transfer, importation or exportation, manufacture, labeling, handling or storage, or use of, or exposure to, any Collaboration Compounds or Product actually conducted by or for GSK or any of its Affiliates, Sublicensees, agents and contractors (and excluding any Development or Commercialization activities carried out by and/or on behalf of OncoMed hereunder), including without limitation for each of clauses (a), (b) and (c), above, claims and threatened claims based on (i) product liability, bodily injury, risk of bodily injury, death or property damage or (ii) the failure to comply with Law; except in any such case for Losses and Claims to the extent reasonably attributable to any OncoMed Indemnitee having committed an act or acts of gross negligence, recklessness or willful misconduct.

13.2 OncoMed Indemnity. OncoMed shall indemnify, defend and hold harmless GSK and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives (the “GSK Indemnitees”), from and against any and all Losses and Claims, to the extent arising out of or relating to, directly or indirectly: (a) the negligence, recklessness or wrongful intentional acts or omissions of OncoMed, its Affiliates, and/or its Sublicensees and its or their respective directors, officers, employees and agents, in connection with OncoMed’s performance of its obligations or exercise of its rights under this Agreement; (b) any breach by OncoMed of any representation, warranty, or covenant set forth in Article 10; (c) the Research, Development, Commercialization (including without limitation promotion, advertising, offering for sale, sale or other disposition), transfer, importation or exportation, manufacture, labeling, handling or storage, or use of, or exposure to, any Collaboration Compound or OncoMed Development Compound actually conducted by or for OncoMed or any of its Affiliates, Sublicensees, agents and contractors (and excluding any Development or Commercialization activities carried out by and/or on behalf of GSK hereunder), including without limitation for each of clauses (a), (b) and (c), above, claims and threatened claims based on (i) product liability, bodily injury, risk of bodily injury, death or property damage and (ii) the failure to comply with Law; and (d) any Loss or Claim by a Third Party alleging that OncoMed’s general (that is, not specific to a Product) exploitation of OncoMed’s proprietary platform technology as would be or is actually used pursuant to any Program hereunder does or would infringe or misappropriate the intellectual property rights of any Third Party; except in any such case for Losses and Claims to the extent reasonably attributable to any GSK Indemnitee having committed an act or acts of gross negligence, recklessness or willful misconduct.

13.3 Indemnification Procedure. A claim to which indemnification applies under Section 13.1 or Section 13.2 shall be referred to herein as an “Indemnification Claim”. If any Person or Persons (collectively, the “Indemnitee”) intends to claim indemnification under this Article 13, the Indemnitee shall notify the other Party (the “Indemnitor”) in writing promptly upon becoming aware of any claim that may be an Indemnification Claim (it being understood and agreed, however, that the failure by an Indemnitee to give such notice shall not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice). The Indemnitor shall have the right to assume and control the defense of the Indemnification Claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. If the Indemnitor does not assume the defense of the Indemnification Claim as described in this Section 13.3, above, the Indemnitee may defend the Indemnification Claim but shall have no obligation to do so. The Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, and the Indemnitor shall not settle or compromise the Indemnification Claim in any manner which would have an adverse effect on the Indemnitee’s interests (including without limitation any rights under this Agreement or the scope or enforceability of the OncoMed Licensed Patents Rights or OncoMed Licensed Know-How, or Confidential Information or Patent or other rights licensed to OncoMed by GSK hereunder), without the prior written consent of the Indemnitee, which consent, in each case, shall not be unreasonably withheld, delayed or conditioned. The Indemnitee shall reasonably cooperate with the Indemnitor at the Indemnitor’s expense and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 12.

13.4 Insurance.

13.4.1 By GSK. GSK hereby represents and warrants to OncoMed that it is self-insured against liability and other risks associated with its activities and obligations under this Agreement for the activities to be conducted by it under this Agreement.

13.4.2 By OncoMed. OncoMed shall, beginning with the initiation of the first Clinical Trial for a Collaboration Compound, maintain at all times thereafter during the Term, and until the later of (a) three (3) years after termination or expiration of the Agreement or (b) the date that all statutes of limitation covering claims or suits that may be brought for personal injury based on the sale or use of a Collaboration Compound by OncoMed have expired in all states in the United States, commercial general liability insurance from a recognized, creditworthy insurance company, on an “occurrence basis” which includes contractual liability coverage and product liability, on a “claims-made basis” with coverage limits of at least [***] per claim and annual aggregate, and is increased to at least [***] before OncoMed initiates the First Commercial Sale of any Product hereunder. The minimum level of insurance set forth herein shall not be construed to create a limit on OncoMed’s liability hereunder. Within [***] days following written request from GSK, OncoMed shall furnish to GSK a certificate of insurance evidencing such coverage as of the date. In the case of a modification or cancellation of such coverage, OncoMed shall promptly provide GSK with a new certificate of insurance evidencing that OncoMed’s coverage meets the requirements of this Section 13.4.2.

14. TERM AND TERMINATION

14.1 Term; Expiration. This Agreement shall become effective as of the Effective Date and shall continue in force and effect until expiration as described in this Section 14.1, unless earlier terminated pursuant to Section 14.2, 14.3, 14.4, or 14.5, and shall expire as follows:

14.1.1 on a Product-by-Product and country-by-country basis, on the date of expiration of all payment obligations of both GSK and OncoMed under this Agreement with respect to each Product in each country, as applicable; and

14.1.2 in its entirety upon the expiration of all payment obligations under this Agreement with respect to the last Product Commercialized in the last country in the Territory; or

14.1.3 at any time at which no Collaboration Compound is being Researched, Developed and/or Commercialized.

The period beginning on the Effective Date and ending on expiration or termination of this Agreement, or as the case may be, until the date of expiration or termination of a Program, shall be the “Term” of this Agreement in its entirety or with respect to a given Product or Program, as applicable.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

14.2 Termination for Cause.

14.2.1 Material Breach. Either Party (the “Non-breaching Party”) may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement in its entirety (except as provided below), or terminate the Program that is affected by a material breach, as it shall determine in its sole discretion, in the event the other Party (the “Breaching Party”) has materially breached this Agreement, and such breach has continued for sixty (60) days (the “Cure Period”) after written notice thereof is provided to the Breaching Party by the Non-breaching Party, such notice describing the alleged material breach in sufficient detail to put the Breaching Party on notice. For clarity, in the event a Party materially breaches this Agreement by failing to use Commercially Reasonable Efforts with respect to a Program hereunder, the other Party’s sole remedy shall be to terminate such Program after the Cure Period.

14.2.2 Disagreement as to Material Breach; Cure Period. If the Parties reasonably and in good faith disagree as to whether there has been a material breach, the Party that disputes that there has been a material breach may contest the allegation in accordance with Section 15.3. Notwithstanding the preceding sentence, the Cure Period for any allegation made in good faith as to a material breach under this Agreement will run from the date that written notice was first provided to the Breaching Party by the Non-Breaching Party. Any such termination of the Agreement under this Section 14.2 shall become effective at the end of the Cure Period, unless the Breaching Party has cured any such breach or default prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then, the Non-Breaching Party’s right to termination shall be suspended only if and for so long as the Breaching Party has provided to the Non-Breaching Party a written plan that is reasonably calculated to effect a cure and such plan is acceptable to the Non-Breaching Party, or in the event of arbitration, such plan is acceptable to the arbitrator(s), and the Breaching Party commits to and does carry out such plan as provided to the Non-Breaching Party. The right of either Party to terminate this Agreement, or a Program, as provided in this Section 14.2, shall not be affected in any way by such Party’s waiver or failure to take action with respect to any previous default. During the pendency of such a Dispute, all of the terms and conditions of this Agreement shall remain in effect, and the Parties shall continue to perform all of their respective obligations under this Agreement. Any payments that are made by one Party to the other Party pursuant to this Agreement pending resolution of such Dispute shall be promptly refunded if the arbitrator determines pursuant to Section 15.3 that such payments are to be refunded by one Party to the other Party.

14.3 GSK Unilateral Termination Rights.

14.3.1 Termination of Agreement in Its Entirety. GSK may, in its sole discretion, exercisable at any time during the Term, terminate this Agreement in its entirety for any reason or no reason at all, upon one hundred and twenty (120) days written notice to OncoMed.

14.3.2 Termination on a Program-by-Program Basis. GSK may, in its sole discretion, exercisable at any time during the Term, terminate this Agreement on a Program-by-Program basis for any reason or no reason at all, effective upon ninety (90) days written notice to OncoMed. The Agreement shall continue in full force as to all other Programs, notwithstanding such termination; provided that, if no Collaboration Compound that has met Lead Generation Criteria for at least one (1) Program is being Researched, Developed and/or Commercialized as of the effective date of such termination, this Agreement shall be terminated in its entirety.

14.4 Termination for Insolvency. Either Party may terminate this Agreement, if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within one hundred and eighty (180) days after the filing thereof, or if the other Party shall propose or be a party to any dissolution or liquidation, or if the other Party shall make an assignment of substantially all of its assets for the benefit of creditors. All rights and licenses granted under or pursuant to any section of this Agreement are and shall otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined in Section 101 (56) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

14.5 Termination for Patent Challenge. OncoMed shall have the right to terminate this Agreement immediately upon written notice if GSK challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the OncoMed Licensed Patents. If a Sublicensee of GSK challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the OncoMed Licensed Patents under which such Sublicensee is sublicensed, then GSK shall, upon written notice from OncoMed, terminate such Sublicense. Each Party shall include provisions in all agreements under which a Third Party obtains a license under any Patent included in the OncoMed Licensed Patents providing that if the Sublicensee challenges the validity or enforceability of or otherwise opposes any such Patent under which the Sublicensee is sublicensed, the Party that granted such Sublicense may terminate such Sublicense.

14.6 Consequences of Expiration or Termination. All of the following effects of expiration or termination, as applicable, are in addition to the other rights and remedies that may be available to the Parties at law or in equity.

14.6.1 Consequences of Expiration of the Term. Upon expiration of the Term, as determined on a Product-by-Product and country-by-country basis, GSK shall have an exclusive, fully paid, royalty-free license, with the right to grant sublicenses, under all OncoMed Licensed Patents and OncoMed Licensed Know-How to make, use, sell, offer to sell and import the expired Product in the Field and in the Territory, for so long as GSK continues to do so, and GSK shall grant, and does hereby grant to OncoMed, effective upon expiration of the Term, as determined on a Product-by-Product and country-by-country basis, an exclusive, fully paid, royalty-free license, with the right to grant sublicenses, to make, use, sell, offer to sell and import the applicable OncoMed Development Compounds in the Field and in the Territory, for so long as OncoMed continues to do so.

14.6.2 Consequences of (1) Termination by GSK Without Cause or (2) Any Termination by OncoMed.

(a) Termination of Agreement. In the event of a unilateral termination of this Agreement in its entirety by GSK pursuant to Section 14.3.1 or a termination of this Agreement in its entirety by OncoMed pursuant to Section 14.2.1 (for material breach), Section 14.4 (insolvency), or Section 14.5 (for patent challenge):

(i) Any and all Collaboration Compounds (including without limitation rejected compounds as described in Section 3.4.3, GSK Development Compounds and Products) shall be deemed to be OncoMed Development Compound(s), and OncoMed will thereafter have all rights, itself or with a Third Party or through a Third Party Sublicensee, to Develop and Commercialize such OncoMed Development Compound(s) at OncoMed’s sole discretion;

(ii) GSK shall cease any and all Development and Commercialization activities with respect to any and all Collaboration Compounds (including without limitation rejected compounds as described in Section 3.4.3, GSK Development Compounds and Products), and GSK shall not be required to use Commercially Reasonable Efforts to progress any Collaboration Compounds under this Agreement as of the date of notice of such termination, except as set forth in Section 14.6.2(a)(vii);

(iii) Notwithstanding anything contained in this Agreement to the contrary, all rights (including without limitation all GSK Program Options) and licenses granted herein to GSK with respect to any and all Collaboration Compounds (including without limitation rejected compounds as described in Section 3.4.3, GSK Development Compounds and Products), shall terminate as of the effective date of such termination, except to the extent required for the conduct of activities, if any, under Section 14.6.2(a)(vii), and GSK shall have no right or license to practice the OncoMed Licensed Patents, to use OncoMed Licensed Know-How, to use any trademark(s) Controlled by OncoMed or the OncoMed Logo, or to use the OncoMed Confidential Information for any purpose;

(iv) GSK will grant, and hereby grants, the license set forth in Section 5.5;

(v) All payment obligations under this Agreement shall terminate, other than those that are accrued and unpaid as of the effective date of such termination and any payment obligations that survive such termination as expressly provided in Section 8.4;

(vi) The provisions in Article 7 shall terminate in their entirety;

(vii) Notwithstanding anything to the contrary, in the event that such a termination occurs during and prior to the Completion of any Clinical Trial(s), GSK shall Complete such Clinical Trial(s) and [***] Clinical Trial(s) as if such a termination had not occurred; provided that GSK may prematurely suspend or terminate any such Clinical Trial(s) if (A) a priori protocol defined stopping rules are met for safety or efficacy or (B) unacceptable safety signals are observed by GSK or the Data and Safety Monitoring Board with respect to the Product or related Development compounds that present an unacceptable risk to patients participating in such Clinical Trial(s); and

(viii) GSK will provide OncoMed with any material information, materials and data for any and all Collaboration Compounds (including without limitation rejected compounds as described in Section 3.4.3, GSK Development Compounds and Products) and Programs and will cooperate with OncoMed to provide a smooth transfer of such material information, materials and data as soon as reasonably practical after GSK’s notice of such termination, and, upon Completion of any Clinical Trial(s) described in Section 14.6.2(a)(vii), GSK will provide OncoMed with any material information, materials and data for such compounds and Programs and will cooperate with OncoMed to provide a smooth transfer of such material information, materials and data as soon as reasonably practical.

(b) Termination of Program. In the event of a termination by: (1) GSK with respect to a Program pursuant to Section 14.3.2, or (2) OncoMed with respect to a Program pursuant to Section 14.2.1 (for material breach):

(i) Any and all Collaboration Compounds (including without limitation rejected compounds as described in Section 3.4.3, GSK Development Compounds and Products) pertaining to any such terminated Program shall be deemed OncoMed Development Compound(s), and OncoMed will thereafter have all rights, itself or with a Third Party or through a Third Party sublicensee, to Develop and Commercialize such OncoMed Development Compound(s) at OncoMed’s sole discretion;

(ii) GSK shall cease any and all Development and Commercialization activities with respect to any and all Collaboration Compounds (including without limitation rejected compounds as described in Section 3.4.3, GSK Development Compounds and Products) pertaining to any such terminated Program, and GSK shall not be required to use Commercially Reasonable Efforts to progress any Collaboration Compounds that are subject to such terminated Program as of the date of notice of such termination, except as set forth in this Section 14.6.2(b)(viii);

(iii) Notwithstanding anything contained herein to the contrary, all rights (including without limitation all GSK Program Options) and licenses granted herein to GSK with respect to any and all Collaboration Compounds (including without limitation rejected compounds as described in Section 3.4.3, GSK Development Compounds and Products) pertaining to any such terminated Program shall terminate as of the effective date of such termination, except to the extent required for the conduct of activities, if any, under Section 14.6.2(b)(viii), and GSK shall have no right or license to practice the OncoMed Licensed Patents, to use OncoMed Licensed Know-How, to use any trademark(s) Controlled by OncoMed

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or the OncoMed Logo, or to use the OncoMed Confidential Information for any purpose with respect to such terminated Program;

(iv) GSK will grant, and hereby grants, the license set forth in Section 5.5;

(v) All payment obligations under Article 8 shall terminate with respect to such terminated Program, GSK Development Compound or Product, other than those which are accrued and unpaid as of the effective date of termination and any payment obligations that survive such termination as expressly provided in Section 8.4;

(vi) The provisions of Article 7 with respect to the terminated Program shall terminate in their entirety; provided that the Collaboration Target in the terminated Program shall continue to be deemed an Active Target solely for purposes of Section 7.2.6 for a period of [***] after the effective date of termination of the terminated Program;

(vii) All rights and obligations under the terms of this Agreement (other than for such terminated Program) that are in effect as of the date of such termination shall remain in full force and effect, in accordance with their terms;

(viii) Notwithstanding anything to the contrary, in the event that such a termination occurs during and prior to the Completion of any Clinical Trial(s) being conducted by GSK, its Affiliates, or its Sublicensees, GSK shall Complete such Clinical Trial(s) and shall [***] as if such a termination had not occurred; provided that GSK may prematurely suspend or terminate any such Clinical Trial(s) if (A) a priori protocol defined stopping rules are met for safety or efficacy or (B) unacceptable safety signals are observed by GSK or the Data and Safety Monitoring Board with respect to the Product or related Development compounds that present an unacceptable risk to patients participating in such Clinical Trial(s); and

(ix) GSK will provide OncoMed with any material information, materials and data for any and all Collaboration Compounds (including without limitation rejected compounds as described in Section 3.4.3, GSK Development Compounds and Products) pertaining to any such terminated Program and will cooperate with OncoMed to provide a smooth transfer of such material information, materials and data as soon as reasonably practical after GSK’s notice of such termination, and, upon Completion of any Clinical Trial(s) described in Section 14.6.2(b)(viii), GSK will provide OncoMed with any material information, materials and data for such compounds and will cooperate with OncoMed to provide a smooth transfer of such material information, materials and data as soon as reasonably practical.

14.6.3 Consequences of Termination by GSK for Cause or Insolvency of OncoMed.

(a) Termination of Agreement. In the event of a termination of this Agreement in its entirety by GSK pursuant to Section 14.4 (insolvency) or Section 14.2.1 (for material breach):

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(i) GSK shall have the right to progress the Development and Commercialization of any Collaboration Compounds that have met the Lead Generation Criteria as of the effective date of such termination, and OncoMed will grant licenses to GSK in accordance with Section 5.1 as if GSK had exercised its GSK Program Option, and GSK shall use Commercially Reasonable Efforts to Develop and Commercialize a Product in the Territory under the licenses described in this Section 14.6.3(a)(i), or such licenses shall terminate;

(ii) All licenses granted to GSK prior to the effective date of such termination with respect to a Collaboration Target, a Collaboration Compound, and Products directed to such Collaboration Target shall continue in full force, in accordance with the terms and conditions of this Agreement;

(iii) GSK shall have no obligation to grant OncoMed the license set forth in Section 5.5;

(iv) OncoMed shall cease any and all Development and Commercialization activities with respect to any and all Collaboration Compounds (including without limitation rejected compounds as described in Section 3.4.3, GSK Development Compounds and Products) that have met the Lead Generation Criteria as of the effective date of such termination;

(v) In the case of termination pursuant to Section 14.2.1, GSK shall pay to OncoMed a [***] royalty on Net Sales by GSK, its Affiliates, and its Sublicensees of any Product incorporating a Collaboration Compound licensed to GSK under Section 14.6.3(a)(i) and (ii) that has met the Candidate Selection Criteria as of the effective date of termination of this Agreement. If this Agreement is terminated before a Collaboration Compound has been deemed a Candidate Selection Compound by the JSC, then the royalty to OncoMed will be reduced to a [***] royalty payable to OncoMed on Net Sales by GSK, its Affiliates, and its Sublicensees. GSK’s obligation to pay the royalty in this Section on Net Sales of Products incorporating any such Collaboration Compound will continue until, and end on expiration of the [***] that covers [***], and all other payment obligations hereunder shall terminate except those that are accrued and unpaid as of the effective date of such termination;

(vi) In the case of termination pursuant to Section 14.4:

(A) GSK shall pay to OncoMed a [***] royalty on Net Sales by GSK, its Affiliates, and its Sublicensees of any Product incorporating a Collaboration Compound licensed to GSK under Section 14.6.3(a)(i) and/or (ii) that has met the Candidate Selection Criteria as of the effective date of termination of this Agreement and on the date of First Commercial Sale is covered by a [***] that covers [***] or

(B) GSK shall pay to OncoMed a [***] royalty on Net Sales by GSK, its Affiliates, and its Sublicensees of any Product incorporating a Collaboration Compound licensed to GSK under Section 14.6.3(a)(i) and/or (ii) that has met the Candidate Selection Criteria as of the effective date of termination of this Agreement and on the date of First Commercial Sale is not covered by a [***] that covers [***]; or

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(C) GSK shall pay to OncoMed a [***] royalty on Net Sales by GSK, its Affiliates, and its Sublicensees of any Product incorporating a Collaboration Compound licensed to GSK under Section 14.6.3(a)(i) and/or (ii), if this Agreement is terminated before a Collaboration Compound has been deemed a Candidate Selection Compound by the JSC, whether or not such Collaboration Compound is [***] that covers [***]; provided that no royalty shall be payable to OncoMed on Net Sales of any Collaboration Compound that originated from GSK pursuant to Section 7.1.3 that has not met Candidate Selection Criteria; and

(D) GSK’s obligation to pay the royalty in this Section 14.6.3(a)(vi) on Net Sales of Products incorporating any such Collaboration Compound will continue until, and end on the date upon which (1) a Third Party’s product or Third Parties’ products [***] enters the market in a given country (so long as such Third Party’s product or Third Parties’ products were [***]), and (2) such Third Party’s product or Third Parties’ products account for [***] or more of aggregate unit sales of such Product plus such Third Party’s product or Third Parties’ products in the given country during any Calendar Year, and all other payment obligations hereunder shall terminate except those that are accrued and unpaid as of the effective date of termination.

(vii) The provisions of Article 7 applicable to GSK shall terminate in their entirety, but the provisions of Article 7 applicable to OncoMed shall continue in full force and effect; and

(viii) OncoMed shall promptly return to GSK all data and materials transferred by GSK to OncoMed.

(b) Termination of Program. In the event of a termination by: GSK with respect to a Program pursuant to Section 14.2.1 (for material breach):

(i) GSK shall have the right to progress the Development and Commercialization of any Collaboration Compounds that [***] in the terminated Program as of the effective date of termination of the terminated Program, and OncoMed will grant licenses to GSK in accordance with Section 5.1 as if GSK had exercised its GSK Program Option for the terminated Program, and GSK shall use Commercially Reasonable Efforts to Develop and Commercialize a Product from the terminated Program in the Territory under the licenses described in this Section 14.6.3(b)(i), or such licenses shall terminate;

(ii) All licenses granted to GSK prior to the effective date of such termination with respect to the terminated Program shall continue in full force, in accordance with the terms and conditions of this Agreement;

(iii) GSK shall have no obligation to grant OncoMed the license set forth in Section 5.5 with respect to the terminated Program;

(iv) OncoMed shall cease any and all Development and Commercialization activities with respect to any and all Collaboration Compounds in the terminated Program (including without limitation rejected compounds as described in Section

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3.4.3, GSK Development Compounds and Products) that [***] as of the effective date of such termination;

(v) GSK shall pay to OncoMed a [***] royalty on Net Sales by GSK, its Affiliates, and its Sublicensees of any Product incorporating a Collaboration Compound in the terminated Program licensed to GSK under Sections 14.6.3(b)(i) and 14.6.3(b)(ii) that has met the Candidate Selection Criteria as of the effective date of termination of the terminated Program. If the terminated Program is terminated before a Collaboration Compound in the terminated Program has been deemed a Candidate Selection Compound by the JSC, then the royalty to OncoMed will be [***] royalty payable to OncoMed on Net Sales by GSK, its Affiliates, and its Sublicensees. GSK’s obligation to pay the royalty in this Section on Net Sales of Products incorporating any such Collaboration Compound in such Program will continue until, and end on [***] that [***], and all other payment obligations hereunder shall terminate except those that are accrued and unpaid as of the effective date of such termination;

(vi) The provisions of Article 7 applicable to GSK with respect to the terminated Program and compounds within the terminated Program shall terminate in their entirety, but the provisions of Article 7 applicable to OncoMed shall continue in full force and effect;

(vii) All rights and obligations under the terms of this Agreement (other than for such terminated Program) that are in effect as of the date of such termination shall remain in full force and effect, in accordance with their terms; and

(viii) OncoMed shall promptly return to GSK all data and materials with respect to the terminated Program and compounds within the terminated Program transferred by GSK to OncoMed.

14.7 Obligations of GSK with Respect to OncoMed Development Compounds. When compounds and products become OncoMed Development Compounds under Section 4.1.3(e)(iii), 4.1.5, 4.2.7, 7.2.6, or 14.6.2, the following shall occur with respect to each such OncoMed Development Compound:

14.7.1 GSK shall promptly return to OncoMed, at no cost to OncoMed, all OncoMed Licensed Know-How, materials, and other data and information transferred by OncoMed to GSK with respect to each such OncoMed Development Compound, including without limitation all OncoMed Licensed Know-How, materials, and other information transferred to GSK with respect to each such OncoMed Development Compound pursuant to Section 5.9;

14.7.2 GSK shall transfer to OncoMed, at OncoMed’s request, any and all data and information pertaining to the applicable OncoMed Development Compounds in its possession and other related materials, including without limitation copies of all clinical study data and results, and all other information, and the like developed by or for the benefit of GSK relating to such OncoMed Development Compounds and other documents to the extent directly and solely relating to the OncoMed Development Compounds that are necessary in the continued Development and Commercialization of such OncoMed Development Compounds (including

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without limitation material documents and agreements relating to the sourcing, manufacture, promotion, distribution, sale or use of a product) throughout the Territory;

14.7.3 GSK shall assign to OncoMed any and all Regulatory Filings relating to such OncoMed Development Compounds, including without limitation any BLAs described in Section 6.4.13; and

14.7.4 Subject to the obligation to pay to GSK the applicable royalty set forth under the applicable provision in Section 8.4, OncoMed shall be free to Develop and Commercialize any and all such OncoMed Development Compounds, alone or with any Third Party or through any Third Party sublicensee. In the event OncoMed decides to further Develop and/or Commercialize such OncoMed Development Compounds, OncoMed shall be solely responsible for satisfying any and all obligations to Third Parties with respect to the Development, manufacture or Commercialization of such OncoMed Development Compounds including, but not limited to, any ongoing obligations of GSK under any Third Party manufacturing or licensing agreements to the extent such obligations are contained in agreements which GSK may assign to OncoMed, in accordance with the terms of such agreements, and as such agreements may be assumed by OncoMed at its request hereunder.

14.8 Survival. The following provisions shall survive termination or expiration of this Agreement in its entirety, as well as any other provision which by its terms or by the context thereof, is intended to survive such termination: Articles 1 (for interpretation purposes only), 8 (to the extent payments have accrued prior to the effective date of such termination or expiration and remain unpaid or to the extent payments accrue under Section 8.4 after such termination or expiration), 12 (for the period set forth in Section 12.1), 13, 15, and 16 and Sections 3.2.5, 3.2.9, 3.8, 4.2.3, 4.2.5, 5.8, 10.5, 10.6, 11.1, 11.2, 11.3 (if GSK obtains or retains a license to Licensed Intellectual Property after termination or expiration), 11.5 (if OncoMed obtains or retains a license to intellectual property Controlled by GSK after termination pursuant to Sections 14.6.3(a)(v), 14.6.3(b)(v), or 14.7.4 or expiration), 14.6, and 14.8. Termination or expiration of this Agreement shall not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity, subject to Article 15, with respect to any breach of this Agreement nor prejudice either Party’s right to obtain performance of any obligation. All other rights, licenses and obligations shall terminate upon expiration of this Agreement.

15. DISPUTE RESOLUTION

15.1 Exclusive Dispute Resolution Mechanism. In the event that the Parties cannot reach agreement on a matter under this Agreement, one Party does not have the final decision-making authority with respect to such matter, as provided in the Agreement, and such matter is subject to arbitration under this Agreement, the procedures set forth in this Article 15 shall be the exclusive mechanism for resolving any dispute, controversy, or claim (collectively, “Disputes”) between the Parties that may arise from time to time pursuant to this Agreement relating to any Party’s rights and/or obligations hereunder that cannot be resolved through good faith negotiation between the Parties.

15.2 Resolution by Executive Officers. Except as otherwise provided in this Agreement, in the event of any Dispute between the Parties in connection with this Agreement, the construction hereof, or the rights, duties or liabilities of either Party under this Agreement, the Parties shall first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves. In the event that such Dispute is not resolved on an informal basis within [***] after one Party provides notice to the other Party of such Dispute, either Party may, by written notice to the other Party, refer such Dispute to the other Party for attempted resolution by good faith negotiation within [***] days after such notice is received. Any Disputes relating to Programs shall be referred to the Executive Officers for attempted resolution. In the event that any Dispute is not resolved under the foregoing provisions, and one Party does not have decision-making authority with respect to such Dispute, each Party may, at its sole discretion, seek resolution of such Dispute in accordance with Section 15.3; provided that any Dispute relating to patent matters under the jurisdiction of the JPS shall be resolved in accordance with Section 2.4.3.

15.3 Arbitration.

15.3.1 Any and all unresolved Disputes for which one Party does not have final decision-making authority, and that are subject to arbitration under this Agreement, shall be exclusively and finally resolved by binding arbitration.

15.3.2 Any arbitration concerning a Dispute shall be conducted in New York, New York, United States of America, unless otherwise agreed to by the Parties in writing. Each and any arbitration shall be administered by the American Arbitration Association (the “AAA”), and shall be conducted in accordance with the Commercial Arbitration Rules of the AAA (the “Rules”), as such Rules may be amended from time to time.

15.3.3 Within [***] days after receipt of an arbitration notice from a Party, the Parties shall attempt in good faith to agree on a single neutral arbitrator with relevant industry experience to conduct the arbitration. If the Parties do not agree on a single neutral arbitrator within [***] after receipt of an arbitration notice, each Party shall select one (1) arbitrator and the two (2) Party-selected arbitrators shall select a third arbitrator with relevant industry experience to constitute a panel of three (3) arbitrators to conduct the arbitration in accordance with the Rules. In the event that only one of the Parties selects an arbitrator, then such arbitrator shall be entitled to act as the sole arbitrator to resolve the Dispute or any and all unresolved issues subject to the arbitration. Each and every arbitrator of the arbitration panel

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conducting the arbitration must and shall agree to render an opinion within [***] days after the final hearing before the panel.

15.3.4 The decision or award of the arbitrator(s) shall be final, binding, and incontestable and may be used as a basis for judgment thereon in any jurisdiction. To the full extent permissible under Law, the Parties hereby expressly agree to waive the right to appeal from the decision of the arbitrator(s), there shall be no appeal to any court or other authority (government or private) from the decision of the arbitrator(s), and the Parties shall not dispute nor question the validity of such decision or award before any regulatory or other authority in any jurisdiction where enforcement action is taken by the Party in whose favor the decision or award is rendered, except in the case of fraud. The arbitrator(s) shall, upon the request of any Party, issue a written opinion of the findings of fact and conclusions of law and shall deliver a copy to each of the Parties. Each Party shall bear its own costs and attorney’s fees, and the Parties shall equally bear the fees, costs, and expenses of the arbitrator(s) and the arbitration proceedings; provided, however, that the arbitrator(s) may exercise discretion to award costs, including attorney’s fees, to the prevailing Party. Without limiting any other remedies that may be available under Law, the arbitrator(s) shall have no authority to award provisional remedies of any nature whatsoever, or punitive, special, consequential, or any other similar form of damages.

15.4 Preliminary Injunctions. Notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order or a preliminary injunction from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the arbitrator(s) on the ultimate merits of any Dispute.

15.5 Patent Disputes. Notwithstanding anything in this Agreement to the contrary, any and all issues regarding the scope, construction, validity, and enforceability of any patent in a country within the Territory shall be determined in a court or other Governmental Authority of competent jurisdiction under the applicable patent Laws of such country.

15.6 Confidentiality. All proceedings and decisions of the arbitrator(s) shall be deemed Confidential Information of each of the Parties, and shall be subject to Article 12.

16. MISCELLANEOUS

16.1 Tolling of Rights and Obligations.

16.1.1 If, upon exercise of a GSK Program Option with respect to a Candidate Selection Compound under Article 4, GSK reasonably determines in good faith that the exercise by GSK of such GSK Program Option requires the making of filings with the Federal Trade Commission (“FTC”) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 U.S.C. §18a) (“HSR Act”), or under any similar premerger notification provision in the European Union or any other jurisdiction, then all rights and obligations that arise from the exercise of such GSK Program Option, including without limitation any payments under Section 8.2, other than payments that are due and payable prior to the date of such exercise, shall be tolled until the later of: (a) the applicable waiting period has expired or terminated without further regulatory inquiry; (b) GSK withdraws its request for regulatory review; or (c) final

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approval or clearance from the reviewing authority has been received, and each Party agrees to cooperate at the request of the Party which decides in its sole discretion to respond to any such request for information to expedite review of such transaction.

16.1.2 Second Request.

(a) If the antitrust enforcement authorities in the U.S. make a second request under the HSR Act following a filing made under the HSR Act pursuant to Section 16.1.1, or any antitrust enforcement authority in another jurisdiction commences an investigation into the exercise by GSK of a GSK Program Option (each, a “Second Request”), and, if GSK in its sole discretion determines that it wishes to respond to such Second Request, then the Parties shall, in good faith, cooperate with each other and take reasonable actions to attempt to:

(i) [***]

(ii) [***]

(iii) [***] during the time when GSK is responding to such Second Request (“Interim Period”); provided that OncoMed shall not continue Development of any such Candidate Selection Compound until [***] the date of exercise by GSK of the GSK Program Option pursuant to Section 4.1.2; and

(iv) discuss the terms and conditions pursuant to which GSK may, at its sole discretion, provide financial assistance to OncoMed for the purpose of continuing the conduct of Clinical Trials for the applicable Candidate Selection Compound during the Interim Period.

(b) To the extent legally permissible, the Parties will endeavor to implement pre-agreed (i) Development protocols pursuant to which OncoMed will continue to Develop any Candidate Selection Compound under Section 16.1.2(a)(iii), and (ii) the estimated reasonable costs and expenses, including without limitation Clinical Trial and/or manufacturing costs and expenses, for such Development. If GSK obtains HSR clearance with respect to such Candidate Selection Compound, subject to Section 16.1.4, [***].

16.1.3 If HSR clearance is not obtained, or if, at any time during the Interim Period, GSK, after good faith consideration, elects to withdraw its request for regulatory review,

(a) The applicable Program shall be deemed terminated pursuant to Section 14.3.2;

(b) GSK shall have no obligation to make the “Exercise of a GSK Program Option” payment set forth in the table in Section 8.2.1 with respect to the applicable GSK Program Option or any other payment arising from the exercise of such GSK Program Option;

(c) OncoMed shall thereafter have the right to progress the Development and Commercialization of such Candidate Selection Compound as well as any Collaboration Compounds from the same Program as the terminated Candidate Selection

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Compound, in all cases, as OncoMed Development Compounds, subject to OncoMed’s obligation [***], including without limitation [***]); and

(d) If, after such Candidate Selection Compound and Collaboration Compounds become OncoMed Development Compounds in accordance with Section 16.1.3(c), OncoMed sublicenses its rights to such OncoMed Development Compounds to a Third Party, [***].

16.1.4 Upon receipt of final clearance from the FTC, GSK shall pay to OncoMed any amounts that have been tolled pursuant to Section 16.1.1; provided that, if any such final clearance is conditioned on [***], GSK, at its sole discretion, may elect either to (i) [***] or (ii) [***]. Notwithstanding the foregoing, nothing in this Section 16.1 shall require either Party to divest any assets or to take action to respond to any such Second Request or obtain clearance.

16.1.5 GSK hereby represents and warrants that as of the Effective Date, to the best of its knowledge without having conducted any inquiry and without any further duty of inquiry, it has no knowledge or basis for believing that any Second Request as described above is likely to occur with respect to any Collaboration Compounds or Programs.

16.2 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable, such provision(s) shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision(s) with a valid and enforceable provision(s) such that the objectives contemplated by the Parties when entering this Agreement may be realized.

16.3 Notices. Any notice required or permitted to be given by this Agreement shall be in writing and shall be (a) delivered by hand overnight courier with tracking capabilities, (b) mailed postage prepaid by first class, registered or certified mail addressed as set forth below unless changed by notice so given, or (c) delivered by facsimile to the number set forth below unless changed by notice so given, followed by delivery via either of the methods set forth in Section 16.3(a) and (b):

If to GSK:

Attention: Senior Vice President,

Center of Excellence for External Drug Discovery

GlaxoSmithKline

2301 Renaissance Blvd.

Mail Code RN0210

King of Prussia, PA 19406

Telephone: 610-787-4093

Facsimile: 610-787-4105

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With a copy to:

Attention: Vice President and Associate General Counsel, R&D Legal Operations

GlaxoSmithKline

2301 Renaissance Blvd.

Mail Code RN0220

King of Prussia, PA 19406

Facsimile: 610-787-7084

If to OncoMed:

OncoMed Pharmaceuticals, Inc.

800 Chesapeake Drive

Redwood City, California 94063 U.S.A.

Attention: Chief Executive Officer

Telephone: 650-995-8200

Facsimile: 650-298-8600

Any such notice shall be deemed given on the date received if delivered in accordance with Section 16.3(a), five (5) days after mailing if mailed in accordance with Section 16.3(b), or the date of facsimile transmission if delivered in accordance with Section 16.3(c). A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the Party’s notices in accordance with this Section 16.3.

16.4 Force Majeure. Neither Party shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to causes beyond its reasonable control, including without limitation acts of God, fires, earthquakes, acts of war, terrorism, or civil unrest (“Force Majeure”); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use Commercially Reasonable Efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.

16.5 Assignment. Each Party may, without the consent of the other Party, assign or transfer all of its rights and obligations hereunder to an Affiliate of or to a successor in interest by reason of merger or consolidation or sale of all or substantially all of the assets of such Party relating to the subject matter of this Agreement; provided however, that (a) such assignment includes, without limitation, all rights and obligations under this Agreement and (b) where this Agreement is assigned or transferred to an Affiliate, the assigning Party remains responsible for the performance of this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding on the Parties’ successors and assigns. Any assignment or transfer in violation of the foregoing shall be null and void and wholly invalid, the assignee or transferee in any such assignment or transfer shall acquire no rights whatsoever, and the non-assigning non-transferring Party shall not recognize, nor shall it be required to recognize, such assignment or transfer. In the event that GSK assigns or otherwise transfers this Agreement to an Affiliate of GSK, GSK hereby agrees to be jointly and severally liable with any such Affiliates for the actions of such Affiliates and for any and all amounts that become due and payable hereunder to OncoMed.

16.6 Further Assurances. Each Party agrees to do and perform all such further acts and things and shall execute and deliver such other agreements, certificates, instruments and documents necessary or that the other Party may deem advisable in order to carry out the intent and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder. GSK and its Affiliates shall take all measures reasonably requested by OncoMed to give effect to the provisions of this Agreement. Any Affiliate that acquires rights hereunder will be deemed to be bound by the provisions of this Agreement.

16.7 Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by both Parties.

16.8 Choice of Law. This Agreement shall be governed by, enforced, and shall be construed in accordance with the Laws of the State of Delaware without regard to any conflicts of law provision that would result in the application of the Laws of any State other than the State of Delaware.

16.9 Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute OncoMed and GSK as partners, agents or joint venturers. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party. There are no express or implied third party beneficiaries hereunder.

16.10 Entire Agreement. This Agreement and the Series B-2 Preferred Stock Agreement constitute the entire agreement between the Parties as to the subject matter of this Agreement, and supersedes and merges all prior and contemporaneous negotiations, representations, agreements and understandings regarding the same.

16.11 Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

16.12 Exports. Each Party agrees not to export or re-export, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any applicable export control Laws.

16.13 Interpretation.

16.13.1 Each of the Parties acknowledges and agrees that this Agreement has been diligently reviewed by and negotiated by and between them, that in such negotiations each of them has been represented by competent counsel and that the final agreement contained herein, including without limitation the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

16.13.2 The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “any” shall mean “any and all” unless otherwise clearly indicated by context.

16.13.3 Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Laws herein shall be construed as referring to such Laws as from time to time enacted, repealed or amended, (c) any reference herein to any Person shall be construed to include the Person’s successors and assigns, and (d) all references herein to Articles, Sections or Exhibits, unless otherwise specifically provided, shall be construed to refer to Articles, Sections and Exhibits of this Agreement.

16.13.4 Headings and captions are for convenience only and are not be used in the interpretation of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Research and Development Collaboration, Option, and License Agreement to be executed by their respective duly authorized officers as of the Effective Date.

ONCOMED PHARMACEUTICALS, INC.		SMITHKLINEBEECHAM DBA GLAXOSMITHKLINE

By:	/s/ Paul J. Hastings	By:	/s/ Donald F. Parman

Name:	Paul J. Hastings	Name:	Donald F. Parman

Title:	CEO	Title:	Vice President and Secretary

[Signature Page to Research and Development Collaboration, Option, and License Agreement]

Exhibit 1.10

Candidate Selection Criteria

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 1.67

Lead Generation Criteria

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 1.77

OncoMed Clinical Trial Plan

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 1.80

OncoMed Licensed Patents

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 1.81

OncoMed Logo

Exhibit 1.83

Pathway

The Notch pathway, [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 1.110

Target 1 Program

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 1.111

Target 2 Program

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 6.4.1

OncoMed Co-Commercialization Duties

(1) [***]

(2) [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 8.1.2

Series B-2 Preferred Stock Purchase Agreement

Exhibit 11.8.3(a)

Third Party Patents

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 11.8.3(b)

Third Party Patents

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 12.8

Press Release

GlaxoSmithKline and OncoMed Pharmaceuticals Form Strategic Alliance

To Develop Cancer Stem Cell Antibody Therapeutics

Issued – x, London UK, Philadelphia, PA and Redwood City, CA

GlaxoSmithKline (GSK) and OncoMed Pharmaceuticals (OncoMed) today announced a worldwide strategic alliance to discover, develop and market novel antibody therapeutics to target cancer stem cells which are believed to play a key role in the establishment, metastasis and recurrence of cancer. The alliance with GSK will be conducted through its Center of Excellence for External Drug Discovery (CEEDD).

The alliance leverages OncoMed’s expertise in the discovery and development of cancer stem cell antibody therapeutics and provides GSK with an option to license four product candidates directed at multiple cancer stem cell targets from OncoMed’s broad library of monoclonal antibodies. OncoMed will receive an undisclosed initial payment comprised of cash as well as an equity investment. In addition, OncoMed is eligible to earn milestone payments up to $1.4 billion from GSK based on the achievement of specified discovery, development, regulatory and commercial milestones. OncoMed will also receive double-digit royalties on all collaboration product sales. Furthermore, GSK will have an option to invest in a future initial public offering by OncoMed.

OncoMed has established a diverse pipeline of monoclonal antibodies to target multiple pathways important in the activity of cancer stem cells. The alliance with GSK includes OncoMed’s lead antibody product candidate, OMP-21M18, a monoclonal antibody, which is scheduled to enter the clinic in 2008.

In the alliance, OncoMed will utilize its proprietary in vivo xenograft cancer stem cell models to identify monoclonal antibodies in a specific, undisclosed cancer stem cell pathway. OncoMed will develop the most promising of these monoclonal antibodies, including OMP-21M18, through clinical proof of concept across multiple indications. Upon OncoMed’s achievement of clinical proof of concept in an agreed indication, GSK will have an exclusive option to license such monoclonal antibody. GSK would then assume responsibility for funding of further clinical development and commercialization on a worldwide basis. OncoMed retains the option to participate in development and commercialization of OMP-21M18 on pre-agreed terms.

“This alliance confirms GSK’s growing status as a world leader in the development of new oncology medicines for use in the treatment, prevention and supportive care of cancer patients and provides us access to an exciting new area of drug discovery. We believe that targeting cancer stem cells has the potential to change the paradigm of how oncology patients are treated and we are very excited to be working with OncoMed to develop novel and innovative medicines in this regard,” said Hugh Cowley, M.D., Senior Vice President and head of the CEEDD.

“We are extremely pleased to be collaborating with GSK given their proven commitment to innovation and their expertise in the development and commercialization of novel oncology medicines,” said Paul J. Hastings, President and CEO of OncoMed. “This strategic alliance provides important validation of our scientific expertise in the field of cancer stem cell research and drug development. In addition, we gain access to significant non-dilutive financing to support the development of our novel cancer therapeutics, which we believe have the potential to significantly impact the outcome of cancer treatment.”

About Cancer Stem Cells

Cancer stem cells, a small subset of cells found in tumors, have the capacity to self-renew and differentiate, initiate and drive tumor growth, recurrence and metastasis. Also termed “tumor-initiating cells”, these cells were discovered by OncoMed’s scientific founders in breast cancer and have subsequently been identified in many other types of solid tumors including: colon, head and neck, lung, prostate, glioblastoma and pancreatic. Cancer stem cells appear to be preferentially resistant to both standard chemotherapy and radiotherapy. OncoMed’s strategy is to improve cancer treatment by specifically targeting the key biologic pathways critical for the activity and survival of cancer stem cells. OncoMed’s antibodies targeting cancer stem cell proteins have the potential to be developed against a range of solid tumor types such as breast, colon, prostate and lung cancers.

About OncoMed Pharmaceuticals

OncoMed Pharmaceuticals is discovering and developing novel therapeutics targeting cancer stem cells, the cells believed to be capable of driving tumor growth, recurrence and metastases. The company has established a library of antibodies to cancer stem cell proteins for the treatment of solid tumors such as breast, colon, prostate, and lung cancers. OncoMed is a leader in cancer stem cell research and the identification of novel cancer stem cell targets. Privately-held, the company’s investors include US Venture Partners, Latterell Venture Partners, Morgenthaler Ventures, The Vertical Group, Adams Street Partners, De Novo Ventures and Bay Partners. Additional information can be found at the company's website: www.oncomed.com.

About the CEEDD

GlaxoSmithKline is enhancing the way it discovers and develops drugs by creating a small, dedicated team that will feed the GSK pipeline solely through the efforts of its external alliances. The CEEDD (Center of Excellence for External Drug Discovery) was formed as further validation of GSK’s strategy to create small, independent and accountable R&D teams (known as Centers of Excellence for Drug Discovery or CEDDs). In essence, the CEEDD is virtualizing a portion of the GSK pipeline; namely from target to clinical proof of concept, by forming multiple risk-sharing/reward sharing alliances. Capitalizing on the speed and efficiency of its collaborators will allow GSK to deliver pharmaceutical products faster to patients. For more information, visit the CEEDD at www.ceedd.com.

About GSK

GlaxoSmithKline is one of the world’s leading research-based pharmaceutical and healthcare companies and is committed to improving the quality of life by enabling people to do more, feel better and live longer. For more information, visit GlaxoSmithKline on the World Wide Web at www.gsk.com

GlaxoSmithKline Contacts:

OncoMed Pharmaceutical Contacts:

Paul J. Hastings, Chief Executive Officer

William D. Waddill, Chief Financial Officer

1-650-938-9400

Media Inquiries:

Karen L. Bergman or Michelle Corral

BCC Partners

650-575-1509 or 415-794-8662